Exhibit 10.3

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION VERSION

Dated 5 March 2013

CARFIN FINANCE INTERNATIONAL LIMITED

as the Issuer

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Arranger and Transaction Agent

DEUTSCHE TRUSTEE COMPANY LIMITED

as Issuer Security Trustee

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as FleetCo Security Agent

CERTAIN ENTITIES NAMED HEREIN

as Opcos, Servicers and Lessees

CERTAIN ENTITIES NAMED HEREIN

as FleetCos

AVIS BUDGET CAR RENTAL, LLC

as the Parent

AVIS FINANCE COMPANY LIMITED

as Finco, the Subordinated Lender and the Italian VAT Lender

AVIS BUDGET EMEA LIMITED

as Avis Europe

CERTAIN ENTITIES NAMED HEREIN

as the Account Banks

DEUTSCHE BANK AG, LONDON BRANCH

as Issuer Cash Manager, Dutch FleetCo Spanish Account Bank Operator and Dutch

FleetCo German Account Bank Operator and FleetCo Back-up Cash Manager

CERTAIN ENTITIES NAMED HEREIN

as the Initial Senior Noteholders

and

CERTAIN OTHER ENTITIES NAMED HEREIN

FRAMEWORK AGREEMENT

Ref: L-207969

Linklaters LLP

	Table of Contents

	Contents	Page

1	Definitions and Interpretation	3

2	Drawdown Conditions	4

3	Representations and Warranties	6

4	General Undertakings	26

5	Scheduled Amortisation	59

6	Country Repayment Option	60

7	Consequences of Potential Event of Default Prior to an Event of Default	65

8	Events of Default	66

9	Rapid Amortisation	68

10	Assignment and Transfer	70

11	Additional Issuer Secured Creditors and Accession of Liquidation Agent	70

12	Confidentiality	71

13	Appointment of the Transaction Agent	74

14	FleetCo Security Agent	85

15	Provision of Information and Reports	91

16	Parallel Debt	93

17	Security Interests: Acknowledgements	94

18	Issuer Intercreditor Terms	94

19	Notices	94

20	Termination of Framework Agreement	96

21	Calculations and Certificates	97

22	Partial Invalidity	97

23	Remedies and Waivers	97

i

ii

iii

This Agreement is dated 5 March 2013 and made between:

(1)	CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant’s Row, Lower Mount Street, Dublin 2, Ireland (the “Issuer”);

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Transaction Agent” and “Arranger”);

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “FleetCo Security Agent”, acting for itself and on behalf of the FleetCo Secured Creditors);

(5)	THE OPCOS, the SERVICERS and LESSEES listed in Part 1 of Schedule 1 (The Parties) including AVIS BUDGET ITALIA S.P.A. (as “VAT Sharing Italian Opco”, in its capacity as Italian Opco (as defined therein) under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in Part 2 of Schedule 1 (The Parties);

(7)	AVIS BUDGET CAR RENTAL, LLC (the “Parent”);

(8)	AVIS FINANCE COMPANY LIMITED (“Finco”, the “Subordinated Lender”, the “Central Servicer” and the “Italian VAT Lender”)

(9)	AVIS BUDGET EMEA LIMITED (“Avis Europe”, together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the “Avis Obligors”);

(10)	THE ACCOUNT BANKS listed in Part 3 of Schedule 1 (The Parties);

(11)	DEUTSCHE BANK AG, LONDON BRANCH (the “Dutch FleetCo Spanish Account Bank Operator”, the “Dutch FleetCo German Account Bank Operator”, the “Issuer Cash Manager” and the “FleetCo Back-up Cash Manager”);

(12)	THE INITIAL SENIOR NOTEHOLDERS listed in Part 4 of Schedule 1 (The Parties); (the “Initial Senior Noteholders”);

(13)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the “Issuer Corporate Services Provider” and the “FleetCo Holdings Corporate Services Provider”);

(14)	CARFIN FINANCE HOLDINGS LIMITED a private limited company incorporated under the laws of Ireland with registered number 463657 and having its registered office at 1 Grant’s Row, Lower Mount Street, Dublin 2, Ireland (“FleetCo Holdings”);

(15)	INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the “Dutch FleetCo Corporate Services Providers”, together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the “Corporate Services Providers”); and

(16)	DEUTSCHE BANK LUXEMBOURG S.A. a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of

Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”),

each of the above a “Party” and together the “Parties” to this Agreement.

It is agreed as follows:

Section 1

Interpretation

1	Definitions and Interpretation

1.1	Definitions

Unless otherwise defined in this Agreement or the context requires otherwise, capitalised words and expressions used in this Agreement have the meanings ascribed to them in the Master Definitions Agreement dated of even date herewith, and signed for identification by, amongst others, the Issuer, the Issuer Security Trustee and the Transaction Agent (the “Master Definitions Agreement”) (as the same may be amended, varied or supplemented from time to time).

1.2	Construction

1.2.1	The provisions of clause 2 (Principles of Interpretation and Construction) of the Master Definitions Agreement shall apply herein as if set out in full herein and as if references therein to “this Agreement” were to this Agreement.

1.2.2	Unless a contrary indication appears, a reference in this Agreement to the “Issuer”, the “Arranger”, the “Transaction Agent”, the “Issuer Security Trustee”, the “FleetCo Security Agent”, “German Opco”, “Spanish Opco”, “Italian Opco”, “Central Servicer”, “Spanish Servicer”, “Italian Servicer”, “Dutch FleetCo”, “Italian FleetCo”, “Parent”, “Finco”, “Subordinated Lender”, “Dutch FleetCo German Account Bank”, “Dutch FleetCo German Account Bank Operator”, “Dutch FleetCo Spanish Account Bank”, “Dutch FleetCo Spanish Account Bank Operator”, “Italian FleetCo Account Bank”, “Issuer Cash Manager”, “Initial Senior Noteholder”, “FleetCo Spanish Back-up Cash Manager”, “FleetCo German Back-up Cash Manager”, “FleetCo Italian Back-up Cash Manager”, “Issuer Corporate Services Provider”, “FleetCo Holdings Corporate Services Provider”, “Dutch FleetCo Corporate Services Provider”, “VAT Sharing Italian Opco” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees.

1.3	Inconsistencies with other Transaction Documents

If there is any inconsistency between the definitions given in this Agreement and those given in the Master Definitions Agreement or any other Transaction Document, the definitions set out in this Agreement will prevail.

Section 2

Conditions Precedent

2	Drawdown Conditions

2.1	Initial Conditions Precedent

2.1.1	Senior Advances: The Issuer may borrow a Senior Advance under the Issuer Note Issuance Facility only if, on or before the first Senior Advance Drawdown Date, (i) the Transaction Agent has received copies of the documents and evidence relating to a Senior Advance set out in Part 1 (Conditions Precedent to the Initial Senior Advance and the Initial FleetCo Advance) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances), each in form and substance satisfactory to the Transaction Agent and (ii) all the other conditions precedent in Part 1 (Conditions Precedent to the Initial Senior Advance and the Initial FleetCo Advance) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) are otherwise complied with to the satisfaction of the Transaction Agent.

2.1.2	FleetCo Advances: A FleetCo may borrow a FleetCo Advance under the relevant FleetCo Facility Agreement only if, on or before the first FleetCo Advance Drawdown Date, (i) the Issuer and the FleetCo Security Agent have received copies of the documents and evidence relating to a FleetCo Advance set out in Part 1 (Conditions Precedent to the Initial Senior Advance and the Initial FleetCo Advance) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances), each in form and substance satisfactory to the FleetCo Security Agent and (ii) all the other conditions precedent in Part 1 (Conditions Precedent to the Initial Senior Advance and the Initial FleetCo Advance) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) are otherwise complied with to the satisfaction of the Transaction Agent.

2.2	Further Conditions Precedent

2.2.1	Senior Advances: Subject to Clause 2.1 (Initial Conditions Precedent), the Senior Noteholders shall only be obliged to comply with Clause 7 (Utilisation) of the Issuer Note Issuance Facility Agreement to make Senior Advance(s) available to the Issuer under the Issuer Note Issuance Facility Agreement, if on or before the proposed Senior Advance Drawdown Date, (i) the Transaction Agent has received copies of the documents and evidence set out in Part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances), each in form and substance satisfactory to the Transaction Agent and (ii) all the other conditions precedent in Part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) are otherwise complied with to the satisfaction of the Transaction Agent.

2.2.2	FleetCo Advances: Subject to Clause 2.1 (Initial Conditions Precedent), the Issuer shall only be obliged to comply with Clause 3 (Availability of FleetCo Advances) of each FleetCo Facility Agreement to make FleetCo Advance(s) available to the relevant FleetCo under the relevant FleetCo Facility Agreement, if on or before the proposed FleetCo Advance Drawdown Date, (i) each of the Issuer and the FleetCo Security Agent has received copies of the documents and evidence set out in Part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances), each in form and substance satisfactory to the FleetCo Security Agent and (ii) all the other conditions precedent in Part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances) of Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) are otherwise complied with to the satisfaction of the Transaction Agent.

Section 3

Representations, Warranties and Undertakings

3	Representations and Warranties

3.1	Issuer Representations and Warranties

The Issuer makes the representations and warranties set out in this Clause 3.1 (Issuer Representations and Warranties) to the Issuer Security Trustee (on behalf of itself and the Issuer Secured Creditors) on the Initial Funding Date.

Each of the Issuer Repeating Representations will be repeated by reference to the facts and circumstances then existing on:

(a)	each Issuer Payment Date;

(b)	the date of each Senior Advance Drawdown Notice (other than the Senior Advance Drawdown Notice delivered prior to the Initial Funding Date);

(c)	each Senior Advance Drawdown Date (other than the Initial Funding Date); and

(d)	the first day of each Senior Advance Interest Period.

The Issuer represents and warrants to the Transaction Agent each of the following matters:

3.1.1	Compliance with Issuer Borrowing Base Test

The Issuer satisfies the Issuer Borrowing Base Test.

3.1.2	Incorporation

The Issuer is duly incorporated and validly existing as a private limited company under the laws of Ireland and with full power and authority to own its property and assets and conduct its business.

3.1.3	Management and Administration

The Issuer’s management and the place at which meetings of its board of directors are held are, and have been since the date of its incorporation, all situated in Ireland.

3.1.4	Independent Director

The Issuer shall at all times maintain an Independent Director.

3.1.5	Centre of Main Interests

The Issuer has its “centre of main interests”, as that term is used in Article 3(1) of the EU Insolvency Regulation and in the UNCITRAL Regulations, in Ireland.

3.1.6	No Establishment

The Issuer has no “establishment”, as that term is used in Article 2(h) of the EU Insolvency Regulation and in the UNCITRAL Regulations, or branch office in any jurisdiction other than Ireland.

3.1.7	Taxes – Issuer

(i)	The Issuer is, and has been since the date of its incorporation, resident for tax purposes solely in Ireland and it has filed all tax returns required to be filed in any applicable jurisdiction within applicable time limits and has paid all taxes payable by it to the extent they have become due.

(ii)	FATCA representations: The Issuer will not be required to make any FATCA Deduction on payments it makes under the Issuer Transaction Documents.

3.1.8	No Subsidiaries, Employees or Premises

Save for its holding of 20 per cent. of the ordinary issued shares of Italian FleetCo, the Issuer has no subsidiaries, employees or premises.

3.1.9	Capitalisation

The Issuer’s authorised share capital is €50,000 comprising 50,000 ordinary shares with a nominal value of €1.00 each and an issued share capital of €1,001 comprising 1,001 fully paid up shares.

3.1.10	Ownership

The Issuer’s entire issued and outstanding share capital is beneficially owned: (i) 74.925% by the Issuer Share Trustee; and (ii) 25.075% by FleetCo Holdings.

3.1.11	No Distributions

The Issuer has not, since the date of its incorporation, paid any dividends or made any distributions.

3.1.12	Financial Statements

The Issuer has not, since the date of its incorporation, prepared any financial statements, save that the Issuer has prepared financial statements in respect of the financial years ended 31 December 2009, 31 December 2010 and 31 December 2011 and such financial statements have been delivered prior to the date of delivery of the first Senior Advance Drawdown Notice under the Issuer Note Issuance Facility Agreement.

3.1.13	Litigation

No litigation, actions, suits, proceedings, arbitration or administrative proceedings of or before any court, tribunal or governmental body have been commenced or, so far as the Issuer is aware are pending or threatened against the Issuer or against any of its directors or any of its assets or revenues.

3.1.14	Solvency

No Insolvency Event has occurred in respect of the Issuer.

3.1.15	No Adverse Change

(i)	As at the Initial Funding Date, since the date of its incorporation, there has been no material adverse change to:

(a)	the condition (financial or other), prospects, results, operations or general affairs of the Issuer;

(b)	the validity, legality or enforceability of any Transaction Document; or

(c)	the validity, legality or enforceability of any Security expressed to be created pursuant to any Security Document or on the priority or ranking of that Security.

(ii)	On each date that this representation is deemed to be repeated by the Issuer and since the date such representation was previously deemed to be repeated, there has been no event which has resulted in or will result in a Material Adverse Effect to the Issuer. For the purposes of such repetition of this representation, references to “As at the Initial Funding Date” in paragraph (i) above shall be taken to refer to the date that such representation is deemed to be repeated.

3.1.16	Accounting Reference Date

Each financial year of the Issuer ends on 31 December.

3.1.17	No Misleading Information

(i)	All information provided by the Issuer or on its behalf to the Transaction Agent, the Issuer Security Trustee or the Arranger in connection with the Issuer Transaction Documents, whether or not provided on or before the Signing Date is, accurate and not misleading in any material respect, including, but not limited to, by virtue of omission, at the date it was provided;

(ii)	all financial information provided by the Issuer to the Issuer Security Trustee or the Arranger on or before the Signing Date is prepared in good faith on the basis of assumptions which are reasonable at the time it was prepared as supplied, provided that, if any information required is a certificate or report, the form of which is specified in the Issuer Transaction Documents, such information included in the relevant certificate or report is full and complete as required in the relevant form.

3.1.18	Issuer’s Activities

The Issuer has not engaged in any activities since the date of its incorporation other than:

(i)	those incidental to its registration under the laws of Ireland;

(ii)	various changes to its directors, secretary, registered office and its constitutive documents;

(iii)	increases in its authorised and issued share capital;

(iv)	changes to its name;

(v)	the authorisation and entry into the documents relating to the Senior Notes, the Issuer Subordinated Facility Agreement and other Issuer Transaction Documents and the performance of its obligations and any other action taken thereunder or incidental thereto;

(vi)	the loan made to D’Ieteren Services SA on 13 November 2008 which was fully repaid and D’Ieteren Services SA’s and the Issuer’s obligations thereunder were irrevocably and unconditionally discharged and terminated on 23 December 2008;

(vii)	the loan made by D’Ieteren Services SA to the Issuer on 13 November 2008 which was fully repaid and D’Ieteren Services SA’s and the Issuer’s obligations thereunder were irrevocably and unconditionally discharged and terminated on 23 December 2008;

(viii)	the purchase of the shares representing 20 per cent. of the shareholding in Italian FleetCo under the share purchase agreement dated 1 March 2013; and

(ix)	the activities referred to in or contemplated by the Relevant Transaction Documents to which it is party.

3.1.19	Consents

The Issuer has obtained and maintained in effect all authorisations, approvals, licences and consents required in connection with its business and the consummation of the transactions contemplated by the Issuer Transaction Documents pursuant to any direction or Requirement of Law or requirement of any governmental or regulatory authority applicable to the Issuer in Ireland and in any other jurisdiction in which the Issuer carries on business.

3.1.20	No Governmental Investigation

No governmental or official investigation or inquiry concerning the Issuer is, so far as the Issuer is aware, progressing or pending or has been threatened in writing which may have a Material Adverse Effect on the Issuer or any Issuer Transaction Document.

3.1.21	Corporate Benefit

The Issuer Transaction Documents are being entered into and the Senior Notes are being issued by the Issuer: (i) in order to promote the success of the Issuer for the benefit of its members as a whole; and (ii) on arm’s length commercial terms.

3.1.22	Corporate Power

The Issuer has the requisite power and authority to:

(i)	enter into each Issuer Transaction Document;

(ii)	issue the Senior Notes;

(iii)	borrow Issuer Subordinated Advances; and

(iv)	create and grant the Issuer Security,

and to undertake and perform the obligations expressed to be assumed by it under all the Issuer Transaction Documents.

3.1.23	Authorisation

Subject to the Reservations, all acts, conditions and things required to be done, fulfilled and performed in order:

(i)	to enable the Issuer lawfully to enter into each Issuer Transaction Document and to issue the Senior Notes;

(ii)	to enable the Issuer lawfully to exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Issuer Transaction Documents;

(iii)	to ensure that the obligations expressed to be assumed by it in the Issuer Transaction Documents are legal, valid, binding and enforceable against it and that the Issuer Security is perfected; and

(iv)	to make the Issuer Transaction Documents admissible in evidence in Ireland,

have been done, fulfilled and performed and are in full force and effect or, as the case may be, have been effected, and no steps have been taken to challenge, revoke or cancel any such authorisation obtained or effected.

3.1.24	Execution

Each Issuer Transaction Document has been duly executed and delivered by the Issuer.

3.1.25	No Breach of Law or Contract

The entry by the Issuer into and the execution (and, where appropriate, delivery) of the Issuer Transaction Documents and the performance by the Issuer of its obligations under the Issuer Transaction Documents do not and will not conflict with or constitute a breach or infringement by the Issuer of:

(i)	the Issuer’s constitutive documents;

(ii)	subject to the Reservations, any direction or Requirement of Law or requirement of any governmental or regulatory authority; or

(iii)	any agreement, indenture, contract, mortgage, deed or other instrument to which the Issuer is a party or which is binding on it or any of its assets.

3.1.26	Valid and Binding Obligations

The obligations expressed to be assumed by the Issuer under the Issuer Transaction Documents are, subject to any Reservations, valid, legally binding and enforceable obligations of the Issuer and direct, secured, unconditional and unsubordinated obligations of the Issuer, save in respect of those claims which are preferred by any laws of general application.

3.1.27	Beneficial Owner

As at the Initial Funding Date and assuming execution and delivery of the Issuer Transaction Documents, the Issuer will be the beneficial owner of each of the assets over which it purports to grant security pursuant to the Issuer Security Documents, free from any encumbrances (save for those created by the relevant Issuer Security Document).

3.1.28	Issuer Security

(i)	Upon execution of the Issuer Security Documents and subject to the Reservations and the registration of the Issuer Security Documents with the Companies Registration Office in Ireland within 21 days of its execution, all of the Issuer’s obligations, rights and interests (including those in the Senior Notes) will be secured by and in accordance with the Issuer Deed of Charge and the Issuer Security Documents.

(ii)	No other security interest exists over or in respect of any asset of the Issuer, other than Security Interest secured by and in accordance with the Issuer Deed of Charge and the Issuer Security Documents.

(iii)	The creation by the Issuer of the security over its assets and undertaking in accordance with the provisions of the Issuer Deed of Charge and the Issuer Security Documents will not render the Issuer liable to offer or extend the benefit of such security to any persons other than the Issuer Security Trustee (as trustee on behalf of the creditors expressed to be secured by the Issuer Deed of Charge and the Issuer Security Documents).

3.1.29	Compliance with Issuer Transaction Documents

The Issuer has complied in all respects with the terms of the Issuer Transaction Documents.

3.1.30	Ranking of Claims

The claims of the Issuer Secured Creditors against the Issuer will rank as provided in the Issuer Intercreditor Terms and the Issuer Deed of Charge (subject to the Reservations).

3.1.31	Choice of Law

Subject to the Reservations, the choice of the governing law specified in each Issuer Transaction Document will be recognised and enforced in Ireland and any judgment obtained in England in relation to any Issuer Transaction Document will be recognised and enforced in Ireland.

3.1.32	Filings

(i) Under the laws of Ireland, it is not necessary that any Issuer Transaction Document be filed, recorded or enrolled with any court or other authority in Ireland, except for the filing of Form C1 in Ireland in respect of the Issuer Security Documents and notification to the Revenue Commissioners of Ireland in accordance with Section 110 of the Taxes Consolidation Act 1997 of Ireland; and (ii) there are no other registration, filing or similar formalities imposed in Ireland upon the Issuer in connection with the issue of the Senior Notes, the execution and delivery by the Issuer of the Issuer Transaction Documents, the performance by the Issuer of its obligations under the Senior Notes and the Issuer Transaction Documents and the compliance by it with their terms.

3.1.33	Consents

The Issuer does not require the consent of any other party or the consent, licence, approval or authorisation of any governmental authority in connection with the issue of the Senior Notes, the execution and delivery by the Issuer of the Issuer Transaction Documents, the performance by the Issuer of its obligations under the Senior Notes and the Issuer Transaction Documents and the compliance by it with their terms.

3.1.34	Compliance

The issue of the Senior Notes, the execution and delivery by the Issuer of the Issuer Transaction Documents, the performance by the Issuer of its obligations under the Senior Notes and the other Issuer Transaction Documents and the compliance by it with their terms do not and will not: (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the documents constituting the Issuer, or any indenture, trust deed, mortgage or other agreement or instrument to which the Issuer is a party or by which it or any of its assets is bound; or (ii) infringe any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority, regulatory body or court, domestic or foreign, having jurisdiction over the Issuer or any of its assets.

3.1.35	Taxes – Senior Notes and Transaction Documents

(i)	It is not necessary that any stamp, registration or similar tax be paid on or in relation to the Issuer Transaction Documents or any of them.

(ii)	The Issuer will not be required to make any Tax Deduction from any payment of principal or interest by it in respect of the Senior Notes.

3.1.36	Issuer Events of Default

No Issuer Event of Default has occurred or is continuing.

3.1.37	Non-Petition and Limited Recourse

All Issuer Transaction Documents include non-petition and limited recourse wording similar in substance to those required under this Agreement.

3.1.38	Maintenance of Issuer Reserve Required Amount

The aggregate of all Issuer Reserves represents, at all times, an amount equal to or exceeding the Issuer Reserve Required Amount.

3.2	Representations and Warranties of the Avis Obligors

Each Avis Obligor (other than the Parent) in relation to itself only makes the representations and warranties set out in this Clause 3.2 (Representations and Warranties of the Avis Obligors) (other than the representations and warranties contained in Clauses 3.2.5 (No Filing or Stamp Taxes) and 3.2.6 (FATCA representations) and 3.2.9(i) and 3.2.9(iii)) to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors) on the Initial Funding Date.

The Parent makes the representations and warranties set out in Clauses 3.2.1 (Status, Power and Authority), 3.2.3 (Governing Law and Judgments), 3.2.4, (Validity and admissibility in evidence), 3.2.7 (Binding Obligations), 3.2.9(i) (Financial Statements), 3.2.11 (No Conflict) and 3.2.12 (Structure) to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors) on the Initial Funding Date.

Avis Europe makes the representations and warranties set out in Clause 3.2.6 (FATCA representations) to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors) on the Initial Funding Date.

The Parent, Avis Europe and the Finco Guarantor make the representation and warranty set out in Clause 3.2.5 (No Filing or Stamp Taxes) to the FleetCo Security Agent in relation to the Parent Performance Guarantee, the Avis Europe Payment Guarantee and the Finco Payment Guarantee (in relation to itself and the relevant guarantee to which it is a party only) on the Initial Funding Date.

Each of the representations and warranties in this Clause 3.2 (Representations and Warranties of the Avis Obligors) made by the relevant Avis Obligor as specified above (other than the representations and warranties contained in Clauses 3.2.6 (FATCA representations), 3.2.9(i) and 3.2.9(ii)) is deemed to be repeated by the relevant Avis Obligor and the representation and warranty contained in Clause 3.2.6 (FATCA representations)) is deemed to be repeated by Avis Europe, in each case, to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors), by reference to the facts and circumstances then existing, on:

(i)	in relation to an Avis Obligor which is a Lessee or Servicer, each Lease Determination Date;

(ii)	in relation to an Avis Obligor which is a Lessee or Servicer, each Lease Payment Date;

(iii)	the date of each FleetCo Advance Drawdown Notice (other than the FleetCo Advance Drawdown Notice delivered prior to the Initial Funding Date);

(iv)	each Original FleetCo Advance Drawdown Date;

(v)	(if applicable) each Deemed FleetCo Advance Drawdown Date; and

(vi)	the first day of each FleetCo Advance Interest Period.

3.2.1	Status, Power and Authority

(i)	It is a limited liability company, corporation or partnership, as the case may be, duly organised and validly existing under the laws of its jurisdiction of incorporation.

(ii)	It is duly qualified and is authorised to do business and, in jurisdictions having a concept of good standing, is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications.

(iii)	It has the power and capacity to own its assets and carry on its business as it is being conducted.

(iv)	It has the power and capacity to enter into, deliver and perform, and has taken all necessary action (including, where required under applicable law, consulting with, or obtaining the approval of, works councils or similar bodies) to authorise its entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

3.2.2	Claims Pari Passu

Its payment obligations under the Transaction Documents to which it is a party rank and will rank at least pari passu with the claims of all its unsecured and unsubordinated creditors except for obligations mandatorily preferred by law applying to companies generally and subject to the Reservations.

3.2.3	Governing Law and Judgments

In any legal proceedings taken in its Relevant Jurisdiction in relation to any of the Transaction Documents to which it is a party, the choice of law expressed in such documents to be the governing law of it and any judgment obtained in such jurisdiction will be recognised and enforced in accordance with the terms thereof, subject to the Reservations.

3.2.4	Validity and admissibility in evidence

(i)	subject to the Reservations, all Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations under the Transaction Documents to which it is a party; and

(b)	to make the Transaction Documents to which it is a party admissible in evidence in its jurisdiction of incorporation,

have been obtained or effected (save for, in the case of (b) that admissibility in evidence or a document in any court may require the translation of such document into the language used at such court which might be different from the language of such document) and are in full force and effect, provided that such Authorisations are only required to the extent that failure to obtain or effect those Authorisations has or is reasonably likely to have a Material Adverse Effect; and

(ii)	all Authorisations necessary for the conduct of its business, trade and ordinary activities have been obtained or effected and are in full force and effect provided that such Authorisations are only required to the extent that failure to obtain or effect those Authorisations has or is reasonably likely to have a Material Adverse Effect.

3.2.5	No Filing or Stamp Taxes

Under the laws of its Relevant Jurisdictions and subject to the Reservations, it is not necessary that any of the Transaction Documents to which it is a party be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to any of them other than those filings which are necessary to perfect the encumbrances created pursuant to, or in relation to, the Transaction Documents to which it is a party.

3.2.6	FATCA representations

It will not be required to make any FATCA Deduction on payments it makes under the Issuer Transaction Documents.

3.2.7	Binding Obligations

The obligations expressed to be assumed by it in the Transaction Documents to which it is a party are, subject to the Reservations, legal, valid and binding and enforceable against it in accordance with the terms thereof.

3.2.8	No Default

No Default is continuing or is reasonably likely to result from its entering into or the performance by it of, any Transaction Document to which it is a party and any transaction contemplated thereby.

3.2.9	Financial Statements

(i)	The Original Financial Statements with respect to the Avis Europe Group were prepared in accordance with Applicable Accounting Principles, consistently applied, and present a true and fair view of the financial position of the companies to which they relate at the date as of which they were delivered to the Transaction Agent and to the best of its knowledge the factual information (excluding, for the avoidance of doubt, any matters of opinion) contained in the Original Financial Statements with respect to the Avis Europe Group was, at the date of delivery to the Transaction Agent, true, accurate and complete in all material respects and not misleading in any material respect.

(ii)	As at the date as of which its Original Financial Statements were prepared, it did not have any liabilities, including off-balance sheet commitments (required to be disclosed or reserved pursuant to applicable local GAAP (contingent or otherwise)), which were not disclosed thereby (or by the notes thereto) or reserved against therein and, to the best of its knowledge, the Avis Europe Group had no unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against.

(iii)

The most recent financial statements (or, in the case of German Opco, those of AVIS Autovermietung Beteiligungsgesellschaft mbH, Oberursel) delivered pursuant to Clause 3.3.11 (Financial Statements) were prepared in accordance with the Applicable Accounting Principles, consistently applied, and present a true and fair view of the financial position of the companies to which they relate at the date as of which they were delivered to the Transaction Agent.

3.2.10	No Material Adverse Effect

Since the publication of its Original Financial Statements, no event or series of events has occurred, in each case which has a Material Adverse Effect.

3.2.11	No Conflict

Its execution of the Transaction Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder do not and will not:

(i)	conflict in any material respect with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement, mortgage, bond or other instrument or treaty which is binding upon it or any of its assets;

(ii)	conflict with or violate any provision of its constitutional documents, certificate of incorporation, by-laws or partnership agreement (or equivalent constitutional documents), as the case may be; or

(iii)	subject to the Reservations, conflict with any material applicable Law,

in each case, to the extent that such conflict has a Material Adverse Effect.

3.2.12	Structure

With the exception of the Parent, each Avis Obligor is a Subsidiary whose share capital is held directly or indirectly by the Parent in an amount of 100 per cent. of issued share capital.

3.2.13	Ownership of Assets

In respect of the relevant OpCo only, to the extent disposed of without breaching the terms of any of the Transaction Documents to which it is a party, it has good title to or valid leases or licences of or is otherwise entitled to use all assets relating to the Vehicle Fleet in Spain, Germany and Italy (as applicable).

3.2.14	Representations and Warranties under Operating Documents

Each Avis Obligor makes the representations and warranties set out in the relevant Servicing Agreement and Master Lease Agreement in relation to itself.

3.3	Representations and Warranties of FleetCos

Each FleetCo in relation to itself only makes the representations and warranties set out in this Clause 3.3 (Representations and Warranties of FleetCos) to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors) on the Initial Funding Date.

Each of the FleetCo Repeating Representations will be deemed to be repeated, by reference to the facts and circumstances then existing, on:

(i)	the date of each FleetCo Advance Drawdown Notice (other than the FleetCo Advance Drawdown Notice delivered prior to the Initial Funding Date);

(ii)	each Original FleetCo Advance Drawdown Date;

(iii)	(if applicable) each Deemed FleetCo Advance Drawdown Date; and

(iv)	the first day of each FleetCo Advance Interest Period.

3.3.1	Incorporation

Each FleetCo is duly incorporated and validly existing as a private company with limited liability under the laws of The Netherlands or Italy (as applicable) and with full power and authority to own its property and assets and conduct its business.

3.3.2	Management and Administration

Each FleetCo’s management and the place at which meetings of its board of directors are held are, and have been since the date of its incorporation, all situated in The Netherlands or Italy (as applicable).

3.3.3	Independent Director

In respect of Dutch FleetCo only, Dutch FleetCo has maintained and shall at all times maintain only independent directors.

3.3.4	Centre of Main Interests and no establishment

(i)	Its “centre of main interests”, as that term is used in Article 3(1) of the EU Insolvency Regulation, is in:

(a)	in respect of Dutch FleetCo, The Netherlands; and

(b)	in respect of Italian FleetCo, Italy; and

(ii)	It has no “establishment”, as that term is used in Article 2(h) of the EU Insolvency Regulation, or branch office in any jurisdiction other than:

(a)	in respect of Dutch FleetCo, The Netherlands and Spain (to the extent such “establishment” is required and permitted under and in accordance with the Transaction Documents to which Dutch FleetCo is party); and

(b)	in respect of Italian FleetCo, Italy.

3.3.5	Taxes

It is, and has been since the date of its incorporation, resident for Tax purposes solely, in respect of Dutch FleetCo, in The Netherlands and, in respect of Italian FleetCo, in Italy, as applicable.

3.3.6	No Subsidiaries, Employees or Premises

(i)	It has no subsidiaries, employees or (save as expressly agreed in writing by the FleetCo Security Agent) premises, save that, (a) in respect of Dutch FleetCo, it may lease its office premises in The

Netherlands pursuant to the Dutch FleetCo Premises Lease Agreement and (b) in respect of Italian FleetCo, it may lease its office premises in Italy from the Italian Servicer.

(ii)	Dutch FleetCo has not, without the prior written consent of the FleetCo Security Agent, amended, modified or waived any material terms of the Dutch FleetCo Premises Lease Agreement.

3.3.7	Capitalisation

(i)	In respect of Dutch FleetCo, its authorised and issued share capital is €18,000, consisting of nine class A shares of €1,000 each, fully paid up, and nine class B shares of €1,000 each, fully paid up.

(ii)	In respect of Italian FleetCo, its authorised share capital is €120,000.00, consisting of 120 shares of €1,000.00 each, representing 100 per cent. of the share capital and validly issued and subscribed to, and fully paid up.

3.3.8	Ownership

(i)	In respect of Dutch FleetCo, its entire issued and outstanding share capital is held by Stichting Holding 1 FinCar Fleet and Stichting Holding 2 FinCar Fleet.

(ii)	In respect of Italian FleetCo, 75 per cent. of its entire issued and outstanding share capital is beneficially owned by Italian Opco, 20 per cent. of its entire issued and outstanding share capital is beneficially owned by the Issuer and 5 per cent. of its entire issued and outstanding share capital is beneficially owned by FleetCo Holdings.

3.3.9	Shares

(i)	If its shares or quotas (as applicable) are subject to a security interest, such shares or quotas have been validly issued and registered, are fully paid up and not subject to any option to purchase or similar rights except, in relation to Italian FleetCo, as permitted by the Italian FleetCo Shareholders Agreement.

(ii)	Its constitutional documents do not restrict or inhibit any transfer of those shares or quotas on enforcement of the security.

3.3.10	Dividends or Distributions

(i)	In respect of Dutch FleetCo, it has not, since the date of its incorporation, paid any dividend (other than any dividend paid out of the aggregate retained Monthly Target Corporate Profit Amount of Dutch FleetCo after the payment of any Dutch corporate tax in respect of the relevant financial year of Dutch FleetCo), made any other distribution to its shareholders or issued any further shares or altered any rights attaching to the shares of Dutch FleetCo.

(ii)	In respect of Italian FleetCo, it has not, since the date of its incorporation, paid any dividend (other than any dividend paid out of the aggregate retained Monthly Target Corporate Profit Amount of

Italian FleetCo after the payment of any Italian corporate tax and regional productive activities tax in respect of the relevant financial year of Italian FleetCo), made any other distribution to Italian FleetCo’s shareholders or issued any further shares or altered any rights attaching to the shares of Italian FleetCo.

3.3.11	Financial Statements

(i)	In respect of Dutch FleetCo:

(a)	it has not, since the date of its incorporation, prepared any financial statements;

(b)	its most recent financial statements (if any) were prepared in accordance with the Applicable Accounting Principles, consistently applied, and present a true and fair view of the financial position of Dutch FleetCo at the date as of which they are delivered to the FleetCo Security Agent and the Transaction Agent; and

(c)	as at the date of which its most recent financial statements (if any) were prepared, it did not have any liabilities, including off-balance sheet commitments (required to be disclosed or reserved pursuant to Dutch GAAP (contingent or otherwise)), which were not disclosed thereby (or by the notes thereto) or reserved against therein.

(ii)	In respect of Italian FleetCo:

(a)	the most recent financial statements were prepared in accordance with the Applicable Accounting Principles, consistently applied, and present a true and fair view of the financial position of the company at the date as of which they are delivered to the FleetCo Security Agent and the Transaction Agent; and

(b)	as at the date of which its most recent financial statements were prepared, it did not have any liabilities, including off-balance sheet commitments (required to be disclosed or reserved pursuant to Italian GAAP (contingent or otherwise)), which were not disclosed thereby (or by the notes thereto) or reserved against therein.

3.3.12	Litigation

No litigation, actions, suits, proceedings, arbitration or administrative proceedings of or before any court, tribunal or governmental body have been commenced or, so far as the relevant FleetCo is aware, are pending or threatened against it or against any of its directors or any of its assets or revenues.

3.3.13	Solvency

No Insolvency Event has occurred in respect of Dutch FleetCo or Italian FleetCo.

3.3.14	No Adverse Change

(i)	As at the Initial Funding Date, since the date of its incorporation, there has been no material adverse change to:

(a)	its condition (financial or other), prospects, results, operations or general affairs;

(b)	the validity, legality or enforceability of any Transaction Document; or

(c)	the validity, legality or enforceability of any Security expressed to be created pursuant to any Security Document or on the priority or ranking of that Security.

(ii)	On each date that this representation is deemed to be repeated by it and since the date such representation was previously deemed to be repeated, there has been no event which has resulted in or will result in a Material Adverse Effect to it. For the purposes of such repetition of this representation, references to “As at the Initial Funding Date” in paragraph (i) above shall be taken to refer to the date that such representation is deemed to be repeated.

3.3.15	Accounting Reference Date

Each financial year of the Dutch FleetCo and Italian FleetCo ends on 31 December.

3.3.16	No Misleading Information

All information provided by it or on its behalf to the FleetCo Security Agent, the Transaction Agent or the Arranger in connection with the Vehicle Fleet (in German, Spain or Italy, as applicable), the FleetCo Secured Liabilities and the FleetCo Transaction Documents whether or not provided on or before the date hereof, is accurate and not misleading in any material respect, including, but not limited to, by virtue of omission, at the date it was provided and all financial information provided by it to the FleetCo Security Agent, the Transaction Agent or the Arranger before the date of hereof was prepared in good faith on the basis of assumptions which were reasonable at the time it was prepared and supplied, provided that, if any information required is a certificate or report, the form of which is specified in the FleetCo Transaction Documents, such information included in the relevant certificate or report is full and complete as required in the relevant form.

3.3.17	Activities

It has not engaged in any activities since the date of its incorporation, other than: (i) those incidental to its registration under the relevant legislation; (ii) various changes to its directors, secretary, registered office and memorandum and articles of association; (iii) increases in authorised and issued share capital; (iv) changes to its name; (v) other appropriate corporate steps (including, in the case of Dutch FleetCo, the establishment of its Spanish branch); (vi) the authorisation of the entry into the Transaction Documents to which it is a party or any other documents to which it is expressed to be a party and the relevant corporate services agreement and (vii) the activities referred to or contemplated by the Relevant Transaction Documents to which it is a party.

3.3.18	Consents

It has obtained and maintained in effect all authorisations, approvals, licences and consents required in connection with its business and the consummation of the transactions contemplated by the Transaction Documents to which it is a party pursuant to any direction or Requirement of Law or requirement of any governmental or regulatory authority applicable to it and in any other jurisdiction in which it carries on business.

3.3.19	No Governmental Investigation

No governmental or official investigation or inquiry concerning it is, so far as the relevant FleetCo is aware, progressing or pending or has been threatened in writing which may have a Material Adverse Effect on it or any Transaction Document to which it is a party.

3.3.20	Corporate Benefit

The “objects” clause in its articles of association allows the entering into, execution and delivery of the Transaction Documents to which it is a party and the other documents to which it is expressed to be a party and the performance of the transactions contemplated under the Transaction Documents to which it is a party and the other documents to which it is expressed to be a party, is (i) in its best corporate interest, as it will, directly or indirectly, derive benefits from performing the transactions contemplated thereunder; (ii) conducive to the realisation of and useful in connection with its corporate objects; and (iii) not prejudicial to the interests of its (present and future) creditors.

3.3.21	Corporate Power

It has the requisite power and authority to:

(i)	enter into each Transaction Document to which it is a party;

(ii)	borrow FleetCo Advances under the respective FleetCo Facility Agreements; and

(iii)	create and grant the FleetCo Security,

and to undertake and perform the obligations expressed to be assumed by it therein.

3.3.22	Authorisation

Subject to the Reservations, all acts, conditions and things required to be done, fulfilled and performed in order:

(i)	to enable it lawfully to enter into each Transaction Document to which it is a party and to borrow FleetCo Advances under the respective FleetCo Facility Agreements;

(ii)	to enable it lawfully to exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Transaction Documents to which it is a party;

(iii)	to ensure that the obligations expressed to be assumed by it in the Transaction Documents to which it is a party are legal, valid, binding and enforceable against it and that the FleetCo Security is perfected; and

(iv)	to make the Transaction Documents to which it is a party admissible in evidence in The Netherlands and Italy (as applicable),

have been done, fulfilled and performed and are in full force and effect or, as the case may be, have been effected, and no steps have been taken to challenge, revoke or cancel any such authorisation obtained or effected.

3.3.23	Execution

Each Transaction Document to which it is a party has been duly executed (and, where appropriate, delivered) by it.

3.3.24	No Breach of Law or Contract

Its entry and its execution (and, where appropriate, delivery) of the Transaction Documents to which it is a party, the borrowing by it under the relevant FleetCo Facility Agreement, the performance of its obligations under the Transaction Documents to which it is a party and the compliance by it with their terms do not and will not conflict with or constitute a breach or infringement by it of:

(i)	its constitutive documents;

(ii)	subject to the Reservations, any direction or Requirement of Law or requirement of any governmental or regulatory authority; or

(iii)	any agreement, indenture, contract, mortgage, deed or other instrument to which it is a party or which is binding on it or any of its assets.

3.3.25	Valid and Binding Obligations

The obligations expressed to be assumed by it under the Transaction Documents to which it is a party are, subject to the Reservations, valid, legally binding and enforceable obligations of such FleetCo and direct, secured, unconditional and unsubordinated obligations of such FleetCo, save in respect of those claims which are preferred by any laws of general application.

3.3.26	Beneficial Owner

As at the Initial Funding Date and assuming execution (and, where appropriate, delivery) of the Transaction Documents to which it is a party, it will be the beneficial owner of each of the assets over which it purports to grant security pursuant to the relevant Security Documents, free from any encumbrances (save for those created by the relevant Security Documents and those arising by operation of law).

3.3.27	FleetCo Security

(i)	Subject to the Reservations, upon execution of the relevant FleetCo Security Documents and subject to registration requirements, the FleetCo Advances will be secured by and in accordance with the relevant FleetCo Security Documents.

(ii)	No other security interest exists over or in respect of any of its assets other than as permitted under the Transaction Documents and those arising by operation of law.

(iii)	The creation by it of the security over its assets and undertaking in accordance with the provisions of the relevant FleetCo Security Documents will not render it liable to offer or extend the benefit of such security to any persons other than the FleetCo Security Agent (as agent or (where applicable) as German security trustee (Sicherheitentreuhänder) on behalf of the relevant FleetCo Secured Creditors expressed to be secured by the relevant FleetCo Security Documents).

3.3.28	Compliance with Relevant Transaction Documents

It has complied in all respects with the terms of the Transaction Documents to which it is a party.

3.3.29	Ranking of Claims

Subject to the Reservations, the claims of the FleetCo Secured Creditors against it will rank as provided in the relevant FleetCo Security Documents and this Agreement.

3.3.30	Choice of Law

Subject to the Reservations, the choice of the governing law specified in each Transaction Document to which it is a party will be recognised and enforced in its place of incorporation and any judgment obtained in England in relation to any Transaction Document to which it is a party will be recognised and enforced in its place of incorporation.

3.3.31	Filings

(a)	Save for any registration of the relevant FleetCo Security Document and Clause 3.3.31(b) below: (i) it is not necessary that any of the Transaction Documents to which it is a party or any other documents to which it is expressed to be a party be filed, recorded or enrolled with any court or other authority in The Netherlands or Italy (as applicable); and (ii) there are no registration, filing or similar formalities imposed in The Netherlands or Italy (as applicable) upon it in connection with its execution and delivery of the Transaction Documents to which it is a party or any other documents to which it is expressed to be a party, the performance of its obligations under the Transaction Documents to which it is a party or any other documents to which it is expressed to be a party and the compliance by it with their terms.

(b)	Italian FleetCo has deposited (or procured to be deposited) the sworn translation into Italian of the fully executed FleetCo Italian Facility

Agreement with (i) the competent companies’ register, subject to the completion of the registration procedure by the competent officer of such companies register and (ii) filed such sworn translation of the FleetCo Italian Facility Agreement with the local Italian tax office and authority.

3.3.32	Consents

It does not require the consent of any other party or the consent, licence, approval or authorisation of any governmental authority in The Netherlands or Italy (as applicable) in connection with its execution (and, where appropriate, delivery) of the Transaction Documents to which it is a party or any other documents to which it is expressed to be a party, the performance of its obligations under the Transaction Documents to which it is a party or any other documents to which it is expressed to be a party and the compliance by it with their terms, except for those which have been, or will prior to the Initial Funding Date be, obtained and are, or will on the Initial Funding Date be, in full force and effect.

3.3.33	Italian FleetCo Tax

Italian FleetCo is not subject to the special rules provided for in Article 30, paragraph 1 of Law 23 December 1994, No. 724 concerning the so-called “società di comodo” (“dummy” companies) under the legislation applicable thereof.

3.3.34	Taxes –Transaction Documents:

(i)	It is not necessary that any stamp, registration or similar tax be paid on or in relation to the Transaction Documents to which it is a party or any of them, save that taxes would be payable by Italian FleetCo in respect of the depositing of the FleetCo Italian Facility Agreement with the competent companies’ register and the filing of such agreement with the competent tax office.

(ii)	Italian FleetCo shall, upon deposit of the FleetCo Italian Facility Agreement with the competent companies’ register and filing with the competent tax office, pay all stamp, registration or similar tax payable by it in respect of the FleetCo Italian Facility Agreement.

(iii)	No FleetCo (other than Italian FleetCo) will be required to make any Tax Deduction from any payment of principal or interest by it in respect of the FleetCo Advances.

3.3.35	Events of Default in respect of FleetCos

No FleetCo Default has occurred or is continuing.

3.3.36	Non-Petition and Limited Recourse

All contracts entered into by it which contain obligations to be performed by such FleetCo shall include non-petition and limited recourse wording similar in substance to those required under this Agreement or the Negotiation Guidelines, save for (in respect of Dutch FleetCo) the documents required for the opening and maintenance of the Dutch Bank Account, the powers of attorney granted by it and the contracts entered into it with administrative service providers for the purposes of providing utilities and stationery to it and (in respect of Italian FleetCo) the powers of attorney granted by it.

3.3.37	Good Title and Ownership

(a)	Dutch FleetCo has, upon payment of the purchase price for the same, valid title to the Vehicles in Spain and is the sole owner of such Vehicles in Spain.

(b)	With effect from and including the Initial Funding Date, Dutch FleetCo has procured that the FleetCo Security Agent has, upon payment by Dutch FleetCo of the purchase price for the same, valid title to the Vehicles in Germany and is the sole owner of such Vehicles in Germany.

(c)	Italian FleetCo is, and, upon payment of the purchase price for the same, shall be the sole legal owner of, and shall have good and marketable title to, each of the Vehicles purchased by it in Italy free from any encumbrances, subject to any option or right to purchase such Vehicles granted in favour of Italian Opco pursuant to the Italian Master Lease Agreement.

3.3.38	Capital Stock

It does not own any capital stock, participation or interest in any person

3.3.39	Compliance with Country Asset Value Test

Each FleetCo satisfies its Country Asset Value Test in respect to each Country.

3.3.40	Negotiation Guidelines

All Vehicle Purchasing Agreements entered into by the relevant FleetCo materially comply with (in respect of Vehicles in Spain and Italy) the Negotiation Guidelines.

3.3.41	Spain specific representations and warranties

(i)	Dutch FleetCo and Spanish Opco are not members of the same “group” of companies in accordance with article 42.1 of the Spanish Commercial Code.

(ii)	Dutch FleetCo is not a fictitious company.

(iii)	The information relating to the Dutch FleetCo, Spanish Branch filed at the Spanish Commercial Registry is true, accurate, complete and not misleading.

3.3.42	Italy specific representations and warranties

(i)	Italian FleetCo is not subject to articles 2446, 2447, 2482-bis or 2482-ter of the Italian Civil Code (as the case may be).

(ii)	Italian FleetCo shall not segregate assets for the purpose of article 2447-bis of the Italian Civil Code, shall not issue any class of stock or other financial instruments under Article 2447-ter of the Italian Civil Code and shall not enter into any agreement for the purpose of article 2447-decies of the Italian Civil Code, in each case, other pursuant to the FleetCo Italian Facility Agreement.

For the purposes of this Clause 3.3.42 (Italy specific representations and warranties), the “Italian Civil Code” means the Italian civil code approved by the Royal Decree of 16 March 1942, No. 267, as amended from time to time.

3.3.43	The Netherlands specific representations and warranties

(i)	Dutch FleetCo has been managed as a standalone entity and its books have been kept in a manner enabling identification of its assets and liabilities on a standalone basis.

(ii)	Dutch FleetCo is not a director of any Dutch company and is not part of any fiscal unity for Dutch corporate tax or Dutch turnover tax purposes.

(iii)	Dutch FleetCo has not issued a declaration as referred to in section 2:403 paragraph 1 under f of the Dutch Civil Code (Burgerlijk Wetboek).

(iv)	Dutch FleetCo, Stichting Holding 1 FinCar Fleet and Stichting Holding 2 FinCar Fleet and the Dutch FleetCo Corporate Services Providers have their registered offices in the Netherlands and all decisions by managing directors and the general meeting of Dutch Fleetco have been taken in the Netherlands.

4	General Undertakings

4.1	General Undertakings of the Issuer

The Issuer covenants and undertakes to the Issuer Security Trustee (for itself and on behalf of the Issuer Secured Creditors) the following:

4.1.1	Issuer Borrowing Base Test

With effect on and from the Initial Funding Date, it shall at all times comply with the Issuer Borrowing Base Test.

4.1.2	Books of Account

It shall at all times keep and maintain such books of account and records separate from any other person or entity, and as may be necessary to comply with all applicable laws and so as to enable the financial statements of the Issuer to be prepared.

4.1.3	Access

It shall so far as permitted by applicable law, allow the Issuer Security Trustee (on behalf of itself and the Issuer Secured Creditors) and/or accountants or other professional advisers and contractors of the Issuer Security Trustee free access at all reasonable times and on reasonable notice to the assets, books, accounts and records of the Issuer.

4.1.4	Event of Default or Rapid Amortisation Event

It shall immediately notify the Issuer Security Trustee (on behalf of itself and the Issuer Secured Creditors) and the Transaction Agent in writing upon becoming aware of any Issuer Event of Default or any Rapid Amortisation Event.

4.1.5	Financial Statements

It shall supply to the Issuer Security Trustee and the Transaction Agent as soon as they are available, but in any event within its prescribed statutory period after the end of its financial year, its audited annual financial statements (prepared in accordance with the Applicable Accounting Principles) for that financial year, unless disclosure would at that time breach any laws, regulation or stock exchange requirement or rules of any applicable regulatory body to which it is subject. Each set of annual financial statements shall be certified by a director of the Issuer, as a true and fair view of its financial condition as at the date as at which those financial statements were drawn up.

4.1.6	Issuer Compliance Certificate

It shall, (i) at the time of the despatch to the Transaction Agent of its audited annual financial statements, (ii) within 14 days of a reasonable request by the Issuer Security Trustee or the Transaction Agent and (iii) at such times as set out in Clause 13.2 (Delivery of Compliance Certificates on each Reporting Date) below,deliver to the Issuer Security Trustee and the Transaction Agent an Issuer Compliance Certificate, signed by an authorised signatory of the Issuer.

4.1.7	Notices to Senior Noteholders

It shall send to the Issuer Security Trustee and the Transaction Agent the form of each notice to be given to the Senior Noteholders.

4.1.8	Conduct

It shall at all times carry on and conduct its affairs in compliance with any applicable direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time in force in Ireland or in any other jurisdiction in which it carries on business and in compliance with its constitutional documents and shall conduct its own business in its own name.

4.1.9	Consents

It shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents necessary under any direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time in force in Ireland or in any other applicable jurisdiction:

(i)	in connection with its business; and

(ii)	to enable it lawfully to enter into and perform its obligations under the Issuer Transaction Documents or to ensure the legality, validity, enforceability or admissibility in evidence of the Issuer Transaction Documents.

4.1.10	Information to Transaction Agent and the Issuer Security Trustee

It shall, so far as permitted by applicable law, at all times give to the Transaction Agent and the Issuer Security Trustee such information, opinions, certificates and other evidence as each may reasonably require (including, without limitation, the Compliance Certificate referred to above) for the purposes of the discharge of the duties, trusts, powers, authorities or discretions vested in the Transaction Agent or the Issuer Security Trustee by or pursuant to the Issuer Transaction Documents.

4.1.11	Execution of Further Documents

It shall execute such further documents and perform such further acts as may be incidental to, or necessary in the opinion of the Issuer Security Trustee or the Transaction Agent (acting reasonably) to give effect to, the Issuer Transaction Documents.

4.1.12	Taxes

It shall at all times use its best efforts to minimise taxes and any other costs arising in connection with its activities.

4.1.13	FATCA

(a)	Subject to paragraph (c) below, the Issuer, Avis Europe and each Senior Noteholder shall, within 15 Business Days of a reasonable request by the Issuer, Avis Europe and any Senior Noteholder (as applicable) (the “Requesting Party”):

(i)	confirm to the Requesting Party whether it is:

A.	a FATCA Exempt Party; or

B.	not a FATCA Exempt Party; and

supply to the Requesting Party such forms, documentation and other information relating to its status under FATCA (including its applicable pass thru percentage or other information required under the US Treasury Regulations or other official guidance including intergovernmental agreements) as the Requesting Party reasonably requests for the purposes of the Requesting Party’s compliance with FATCA.

(b)	If the Issuer, Avis Europe or any Senior Noteholder (as applicable) confirms to the Requesting Party pursuant to paragraph (a) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that it shall notify the Requesting Party promptly.

(c)	Paragraph (a) above shall not oblige any of the Issuer, Avis Europe or any Senior Noteholder to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any policy of such Senior Noteholder;

(iii)	any fiduciary duty; or

(iv)	any duty of confidentiality.

(d)	If the Issuer, Avis Europe or the relevant Senior Noteholder(s) (as applicable) fails to confirm its status or to supply forms, documentation or other information requested in accordance with paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then:

(i)	if it failed to confirm whether it is (and/or remains) a FATCA Exempt Party, then it shall be treated for the purposes of the Transaction Document as if it is not a FATCA Exempt Party; and

(ii)	if it failed to confirm its applicable passthru percentage then that Party shall be treated for the purposes of the Transaction Documents (and payments made thereunder) as if its applicable passthru percentage is 100 per cent., until (in each case) such time as the Issuer, Avis Europe or the relevant Senior Noteholder(s) (as applicable) in question provides the requested confirmation, forms, documentation or other information.

4.1.14	Liability to Tax

It shall upon becoming aware, promptly give notice to the Transaction Agent and the Issuer Security Trustee of the following:

(i)	if it is required by law to effect a Tax Deduction in respect of any payment due in respect of any of the Senior Advances; or

(ii)	if it would not be entitled to relief for Tax purposes in Ireland for any material amount (other than repayments of principal) which it is obliged to pay, or is treated as receiving for Tax purposes in Ireland under the Issuer Transaction Documents, and take such action as may be reasonably required by the Transaction Agent in respect thereof.

4.1.15	No Security Interests

It shall not create or permit to subsist any Security Interest in respect of the Issuer Transaction Account or the Issuer Reserve Account or any assets, rights and interests of the Issuer other than pursuant to the Issuer Transaction Documents and those arising by operation of law.

4.1.16	No Disposals

It shall not enter into a transaction or series of transactions (whether or not related) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset, or assign any Transaction Document other than as contemplated under the Transaction Documents.

4.1.17	No Variation and Termination of Issuer Transaction Documents

It shall not, save with the prior written consent of the Issuer Security Trustee given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee):

(i)	terminate, repudiate, rescind or discharge any Issuer Transaction Document;

(ii)	vary, novate, amend, modify or waive any provision of any Issuer Transaction Document;

(iii)	permit any person to do any of the things specified in paragraphs (i) and (ii) above; or

(iv)	permit any person who has obligations under the Issuer Transaction Documents to be released from such obligations other than in accordance with the terms of the applicable Issuer Transaction Document and any applicable direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time.

4.1.18	Required Filing

It shall at all times make all filings with all governmental and regulatory authorities in compliance with any applicable direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time in force in Ireland or in any other jurisdiction in which it carries on business (including, without limitation, notification to the Irish Revenue Commissioners in accordance with section 110 of the Irish Taxes Consolidation Act 1997, and filing of tax registration form TR2 and annual corporation tax return CT1 with the Irish Revenue Commissioners).

4.1.19	Compliance with Issuer Transaction Documents

It shall at all times comply with and perform all its obligations under the Issuer Transaction Documents and use all reasonable endeavours to procure that the other Transaction Parties, other than the Transaction Agent or the Issuer Security Trustee, comply with and perform all their respective obligations under the Issuer Transaction Documents.

4.1.20	Issuer Reserve Required Amount

(i)	It shall maintain the Issuer Reserve Required Amount.

(ii)	It shall only (and shall procure that the Issuer Cash Manager shall only) withdraw any amounts from the Issuer Reserve Account:

(a)	following the date falling nine (9) months after the Rapid Amortisation Commencement Date; or, if earlier

(b)	on the Expected Maturity Date,

and shall apply the amounts standing to the credit of the Issuer Reserve Account on the date in (a) or (b) above towards payments which are due and payable by the Issuer in accordance with the applicable Issuer Priority of Payments.

4.1.21	Exercise Rights

It shall preserve and/or exercise and/or enforce its rights under and pursuant to the Issuer Transaction Documents.

4.1.22	Change of Taxing Jurisdiction

If the Issuer shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax other than or in addition to Ireland immediately upon becoming aware thereof notify the Transaction Agent and the Issuer Security Trustee of such event and (unless the Transaction Agent otherwise agrees), it shall enter forthwith into a supplemental agreement hereto, giving to the Transaction Agent and the Issuer Security Trustee an undertaking or covenant in form and manner satisfactory to the Transaction Agent in terms corresponding to the terms of the relevant Issuer Transaction Documents with the substitution for (or, as the case may be, the addition to) the references therein to Ireland of references to that other or additional territory to whose taxing jurisdiction, or that of a political subdivision thereof or an authority therein or thereof, the Issuer shall have become subject as aforesaid.

4.1.23	Authorised Signatories

It shall upon the execution hereof and thereafter forthwith upon any change of the same, deliver to the Transaction Agent and the Issuer Security Trustee a list of the authorised signatories of the Issuer, together with specimen signatures of the same.

4.1.24	Notification of Legal Proceedings

It shall immediately notify the Transaction Agent and the Issuer Security Trustee if any legal proceedings are instituted against it by any of its creditors or in respect of any of its property, assets or undertaking.

4.1.25	Join in Legal Proceedings

It shall, if the Issuer Security Trustee so requires, join in any legal proceedings brought by the Issuer Security Trustee against any person relating to any of the Issuer’s property, assets or undertaking.

4.1.26	Centre of Main Interests

It shall conduct its business and affairs such that, at all times (i) its “centre of main interests”, as that term is used in Article 3(1) of the EU Insolvency Regulation, is in Ireland; and (ii) it has no “establishment”, as that term is used in Article 2(h) of the EU Insolvency Regulation, or branch office other than in Ireland.

4.1.27	Registered Office

It shall at all times maintain its registered office in Ireland.

4.1.28	Borrowings

It shall not, except in respect of the Senior Notes and the debt created pursuant to the Issuer Subordinated Facility Agreement or any other financing as contemplated under the Issuer Transaction Documents and except if the creditor of such Financial Indebtedness is the Subordinated Lender, incur or permit to subsist any Financial Indebtedness of any other obligation of any person.

4.1.29	Merger

It shall not consolidate or merge with any other person or convey, transfer or assign its properties or assets substantially as an entirety to any other person (other than with the prior written consent of the Issuer Security Trustee given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee).

4.1.30	Acquisitions

It shall not acquire or have any interest in any company or any shares or a business or undertaking (or, in each case any interest in any of them), save that it holds 20 per cent. of the shares in Italian FleetCo.

4.1.31	Bank Accounts

It shall maintain: (i) the Issuer Transaction Account; (ii) the Issuer Reserve Account; (iii) the Issuer Domestic Account; (iv) the Issuer Spain TRO Collection Account and (v) the Issuer Hedge Collateral Account and shall not open or continue to maintain any other bank account, unless such account is charged to the Issuer Security Trustee on terms acceptable to it and such bank account is opened and maintained in accordance with the Issuer Account Bank Agreement.

4.1.32	Priority of Payments in respect of the Issuer Accounts

It shall (or shall procure that the Issuer Cash Manager shall) apply its Issuer Available Funds on each Settlement Date (or, in the case of amounts expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision for application of Issuer Available Funds on such date) in accordance with the Issuer Cash Management Agreement.

4.1.33	Separateness Covenants

It shall hold itself out as a separate entity and shall:

(i)	maintain its corporate books and records separately from any other person or entity;

(ii)	maintain its accounts separate from those of any other person or entity;

(iii)	not engage in any activity whatsoever which is not incidental to or necessary in connection with any of the activities in which the Issuer Transaction Documents provide or envisage that the Issuer may engage;

(iv)	not commingle assets with those of any other entity;

(v)	conduct its own business in its own name;

(vi)	deal with other Transaction Parties and third parties (if any) on arm’s length terms;

(vii)	maintain separate financial statements;

(viii)	other than as envisaged in the Issuer Transaction Documents, pay its own liabilities out of its own funds;

(ix)	observe all corporate, partnership, or other formalities required by its constituting documents;

(x)	not guarantee or become obligated for the debts of any other entity or to hold out its credit as being available to satisfy the obligations of others;

(xi)	not acquire obligations or securities of shareholders, except as permitted in the Issuer Transaction Documents;

(xii)	use separate stationery, invoices, and cheques;

(xiii)	not pledge or otherwise encumber its assets except as permitted under the Issuer Deed of Charge and the Italian FleetCo Share Pledge;

(xiv)	not have any employees;

(xv)	correct any known misunderstanding regarding its separate identity;

(xvi)	not increase or reduce its share capital or alter any rights attaching to its shares;

(xvii)	not pay any dividends or make any distributions (unless contemplated under the Transaction Documents);

(xviii)	save for its holding of the 20 per cent. shares in Italian FleetCo pursuant to the share purchase agreement dated 1 March 2013, not set up, own or control (whether directly or indirectly) any subsidiaries;

(xix)	not have any premises;

(xx)	conduct its affairs in accordance with its constitutive documents; and

(xxi)	not amend, supplement or otherwise modify its constitutive documents.

4.1.34	Equitable Interests

It shall not permit any person, other than the Issuer Security Trustee, to have any equitable or beneficial interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein.

4.1.35	Withdrawals from Issuer Transaction Account

The Issuer shall not, on any date, withdraw any amount from any Issuer Account, save where:

(i)	such withdrawal is made from the Issuer Transaction Account on a Settlement Date in accordance with the relevant Issuer Priority of Payments;

(ii)	such withdrawal is made from the Issuer Transaction Account on any date which is not a Settlement Date, provided that the amount to be withdrawn on such date has been provisioned for by the Issuer Cash Manager on the immediately preceding Settlement Date in accordance with the relevant Issuer Priority of Payments;

(iii)	such withdrawal is made from the Issuer Transaction Account on any date which is not a Settlement Date, provided that the amount to be withdrawn on such date shall be applied to make FleetCo Advances to the relevant FleetCos in accordance with the relevant FleetCo Facility Agreement and Clause 2 (Drawdown Conditions);

(iv)	such withdrawal is made from the Issuer Transaction Account on any date which is not a Settlement Date and the amount to be withdrawn on such date shall be applied to solely make payments of one or more Senior Advance(s) on the relevant Senior Advance Repayment Date;

(v)	such withdrawal is made from the Issuer Transaction Account on any date which is not a Settlement Date and the amount to be withdrawn on such date shall be applied to make payments of one or more Subordinated Advance(s), provided that:

A.	an Intra-Month Central Servicer Report has been delivered on or prior to 2:00 p.m. (CET) on the fourth Business Day preceding the proposed withdrawal date by the Central Servicer to the Transaction Agent and the Issuer Cash Manager; and

B.	the Transaction Agent has confirmed to the Issuer Cash Manager, the Issuer and the Central Servicer on or prior to the third Business Day prior to the proposed withdrawal that (so far as it is aware and based on the Intra-Month Central Servicer Report received in (A) above) the Issuer Borrowing Base Test, the Country Asset Value Test and the Country Concentration Limits in Clause 4.1.40 (Country Concentration Limits), in each case, taking into account the proposed withdrawal, have been complied with by the Issuer and the FleetCos;

(vi)	such withdrawal is made from the Issuer Reserve Account in accordance with the Issuer Cash Management Agreement; or

(vii)	such withdrawal is made from the Issuer Spanish TRO Collection Account in accordance with the Spanish TRO Collection Account Declaration of Trust and Clause 6 (Country Repayment Option).

4.1.36	Maintenance of Listing

The Issuer shall, at all times, use reasonable endeavours to maintain a listing of all Senior Notes which on issue were listed, other than where the Transaction Agent (acting on behalf of all the Senior Noteholders) has approved a de-listing.

4.1.37	Treasury Transactions

(i)	The Issuer shall not enter into any Treasury Transaction, other than the Treasury Transactions with an Eligible Issuer Hedge Counterparty and documented by an Issuer Hedging Agreement.

(ii)	The Issuer shall:

(a)	ensure that 100 per cent. of each Total Senior Noteholder Commitment is subject to an interest rate, pursuant to the relevant Issuer Hedging Agreement(s), of no greater than the Capped Rate for a period of at least the Minimum Exposure Period; and

(b)	without prejudice to Clause 4.1.37(i) above, to the extent that the Senior Notes are rated by at least one Rating Agency, the Issuer shall enter into and, as appropriate, maintain Treasury Transactions in accordance with the requirements of the Rating Agency or Rating Agencies rating such Senior Notes.

For the purposes of this Clause 4.1.37 (Treasury Transactions):

“Capped Rate” means [REDACTED] per cent. per annum or such higher rate as approved by the Central Servicer and the Transaction Agent and “Minimum Exposure Period” means the period starting from and including the Initial Funding Date and ending on and including the earlier of (i) the Final Maturity Date and (ii) the Senior Issuer Discharge Date.

4.1.38	Tax Residence and Establishment

The Issuer shall not do any act or thing, the effect of which would be to make it resident, or cause it to have a permanent establishment branch or agency, for Tax purposes in any jurisdiction other than Ireland.

4.1.39	Tax Deed of Covenant

The Issuer shall:

(i)	comply with the terms of the Tax Deed of Covenant;

(ii)	notify the Issuer Security Trustee and the Transaction Agent of any breach of, or inability to comply with, the obligations set out in the Tax Deed of Covenant as a result of a change in, or in the interpretation of, application or administration of any tax law, regulation of any agency or similar organisation;

(iii)	notify the Issuer Security Trustee and the Transaction Agent of its inability to make a payment of tax and which would, if not paid when due, make it likely that a non-payment Issuer Event of Default would occur; and

(iv)	undertake to use best endeavours to mitigate the effect of any relevant non-compliance or change of tax law.

4.1.40	Country Concentration Limits

It shall procure that:

(i)	the FleetCo Spanish Advances Proportion shall not exceed [REDACTED] per cent.;

(ii)	the FleetCo Italian Advances Proportion shall not exceed [REDACTED] per cent.; and

(iii)	the aggregate of the FleetCo Spanish Advances Proportion and the FleetCo Italian Advances Proportion shall be less than [REDACTED] per cent.

4.1.41	Issuer Letters of Credit

(i)	Neither the Issuer nor the Issuer Security Trustee may make a drawing under any Issuer Letter of Credit other than in accordance with the terms of an Issuer Letter of Credit only and at such time and for such purpose in accordance with Clause 14A.3 (Issuer Letters of Credit Demand).

(ii)	The Issuer shall immediately following the issuance of an Issuer Letter of Credit:

(a)	notify the Issuer Cash Manager and the Transaction Agent of the available commitment amount under each such Issuer Letter of Credit; and

(b)	provide a copy of such Issuer Letter of Credit to the Transaction Agent and the Issuer Cash Manager.

4.1.42	Provision of Information to the Central Servicer

The Issuer shall procure that all information provided by it under clause 6.3 (Information from Third Parties) of the Issuer Cash Management Agreement is copied to the Central Servicer.

4.1.43	Reporting Covenants

The Issuer shall (or procure that the Issuer Cash Manager shall) deliver:

(i)	each Issuer Cash Management Report to the Issuer Security Trustee, the Transaction Agent and the Central Servicer; and

(ii)	to the Registrar relevant information (in the possession of the Issuer or the Issuer Cash Manager, as the case may be) requested by the Registrar in respect of the Senior Advances pursuant to the Issuer Note Issuance Facility Agreement (copying the Transaction Agent and the Issuer Security Trustee).

4.1.44	“Know Your Customer” Checks

If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of the Issuer or the composition of the shareholders of the Issuer after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Senior Noteholder of any of its rights and/or obligations under this Agreement to a party that is not a Senior Noteholder prior to such assignment or transfer, obliges the Issuer Security Trustee or any Senior Noteholder (or, in the case of paragraph (iii) above, any prospective new Senior Noteholder) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Issuer shall, promptly upon the written request of the Issuer Security Trustee or any Senior Noteholder, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Issuer Security Trustee or Senior Noteholder (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Senior Noteholder) in order for the Issuer Security Trustee, such Senior Noteholder or, in the case of the event described in paragraph (iii) above, any prospective new Senior Noteholder to carry out and be satisfied with the results of all necessary “know your customer” or other checks in relation to any relevant person pursuant to the transactions contemplated in the Transaction Documents.

Each Senior Noteholder shall, promptly upon the written request of the Issuer Security Trustee, the Transaction Agent or Finco, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Issuer Security Trustee, the Transaction Agent or Finco (as applicable) in order for the

Issuer Security Trustee, the Transaction Agent or Finco (as applicable) to carry out and be satisfied with the results of all necessary “know your customer” or other checks on Senior Noteholders or prospective new Senior Noteholders pursuant to the transactions contemplated in the Transaction Documents.

4.1.45	Permitted Investments

The Issuer shall not (without the prior consent of the Majority Senior Noteholders) make any investments in respect of moneys standing to the credit of any Issuer Accounts, save that the Issuer may make Permitted Investments in respect of the moneys standing to the credit of the Issuer Reserve Account.

4.1.46	Senior Notes held by Issuer

The Issuer shall send to the Registrar as soon as practicable after being so requested by the Registrar (such request to be reasonable and to specify the purpose for such request) a certificate of the Issuer signed by two of its directors stating the number of Senior Notes held at the date of such certificate by or on behalf of the Issuer.

4.2	General Undertakings of Avis Obligors

Each of the Avis Obligors covenants and undertakes in relation to itself to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors) and the Issuer Security Trustee (for itself and on behalf of the Issuer Secured Creditors) the following:

4.2.1	Compliance with Applicable Laws

Each Avis Obligor other than the Parent shall comply with all applicable laws, regulations and directives to which it may be subject and in relation to the performance of its obligations under the relevant Transaction Documents to the extent that failure to comply would have would have a Material Adverse Effect.

4.2.2	Ranking of Claims

Each Avis Obligor other than the Parent shall (subject to the Reservations) ensure that at all times the claims of the FleetCo Secured Creditors and/or the Issuer Secured Creditors against it rank at least pari passu with the claims of all its unsecured creditors save those whose claims are preferred by law and subject to the provisions of the Issuer Intercreditor Terms.

4.2.3	Authorisation of Transaction Documents

Subject to the Reservations, each Avis Obligor other than the Parent shall obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under any applicable law or regulation:

(i)	to enable it to perform its material obligations under the Transaction Documents to which it is a party; and

(ii)	to ensure the legality, validity, enforceability or admissibility in evidence of any Transaction Document to which it is a party.

4.2.4	Centre of Main Interests

The relevant Servicer and/or Lessee shall not, without the prior written consent of the FleetCo Security Agent, cause or allow its Centre of Main Interests to change should such a change reasonably be expected to give rise to a Material Adverse Effect.

4.2.5	Operating Documents

Each Avis Obligor (which is party to an Operating Document) shall perform its obligations, covenants and undertakings under the relevant Servicing Agreement, Master Lease Agreement and Account Bank Agreement, including, for the avoidance of doubt, in the case of the Servicer and the Lessee, its obligations as Servicer or as Lessee to renew the relevant Vehicle Purchasing Agreements.

4.2.6	Amendments to Documents

No Servicer or Lessee shall, without the prior written consent of the FleetCo Security Agent amend, supplement, supersede or waive:

(i)	any term of any Transaction Document to which it is a party; or

(ii)	the by-laws or other constitutional documents of itself or its related FleetCo (in a manner that would reasonably be expected to have a Material Adverse Effect).

4.2.7	Mergers

No Avis Obligor other than the Parent shall, without the prior written consent of the FleetCo Security Agent, amalgamate, consolidate or merge with any other company or person unless:

(i)	such amalgamation, consolidation or merger is of a member of the Avis Europe Group with or into an Opco or between members of the Avis Europe Group other than Opcos, provided that:

A.	(in respect of an amalgamation, consolidation or merger of a member of the Avis Europe Group with or into an Opco) the relevant Opco is the surviving entity;

B.	no encumbrances created by or pursuant to any Security Document, and no guarantee or indemnity created by or pursuant to the Transaction Documents are adversely affected in any manner whatsoever by such amalgamation, consolidation or merger; and

C.	the obligations of any Avis Obligor under the Transaction Documents to which is it a party are not adversely affected in any manner whatsoever by such amalgamation, consolidation or merger;

(ii)	such amalgamation, consolidation or merger will not result in a Potential Event Default or Event of Default; and

(iii)	(if applicable) any member of the Avis Europe Group (other than an Opco or Italian FleetCo) liquidates or dissolves, in either case on a solvent basis.

4.2.8	Change in Financial Year

No Avis Obligor other than the Parent shall, without the prior consent of the FleetCo Security Agent, change the end of its financial year.

4.2.9	Change in Auditors

No Avis Obligor other than the Parent shall change its auditors save to another internationally recognised firm of chartered accountants (or such other firm as the FleetCo Security Agent shall approve (such approval not to be unreasonably withheld or delayed) which is willing to provide the reports referred to in this Clause 4.2 (General Undertakings of Avis Obligors) (on the same or substantially the same basis and format as the existing auditors), and provided that Finco has first given prior written notice of such proposed change to the Transaction Agent and the FleetCo Security Agent.

4.2.10	Ownership of Finco and Opcos

The Parent shall procure that Avis Europe shall at all times:

(i)	hold, whether directly or indirectly through any person beneficially:

A.	100 per cent. of the issued share capital of Finco or such Opco;

B.	issued share capital having the right to cast 100 per cent. of the votes capable of being cast in general meetings of Finco or such Opco; or

C.	the right to determine the composition of all of the board of directors or equivalent body of Finco or such Opco; or

(ii)	have power to manage or direct such Opco or Finco through ownership of share capital, by contract or otherwise.

4.2.11	Clear Market and Syndication

Each Avis Obligor shall provide the Arranger with such reasonable assistance (including making available senior management) and financial or other information as the Arranger may reasonably request from time to time to assist in the syndication of the Senior Notes.

4.2.12	Italian VAT Receivables and Italian VAT Sharing Agreement

(i)	Italian Opco shall:

(a)	at no time set off tax payables (other than VAT Payables) or its liabilities for social security contributions with its recoverable VAT (unless set-off is automatically effected by the Italian tax authorities); and

(b)	not request the refund of any recoverable VAT other than by way of an annual reimbursement request (richiesta di rimborso fatta in sede di dichiarazione annuale).

(ii)	Italian Opco shall not amend or waive (or shall agree to amend or waive) any provision of the Italian VAT Sharing Agreement which relates in any material respect to the tax position of Italian FleetCo without the prior written consent of the Transaction Agent.

4.2.13	Italian Income Tax Consolidation Agreement

Italian Opco shall not amend or waive (or shall agree to amend or waive) any provision of the Italian Income Tax Consolidation Agreement which relates in any material respect to the tax position of Italian FleetCo without the prior written consent of the Transaction Agent (such consent not to be unreasonably withheld).

4.2.14	FleetCo Profit Margin

No Servicer shall agree to increase the FleetCo Profit Margin to an amount exceeding [REDACTED] without the prior written consent of the Transaction Agent.

4.2.15	Article 122a

Finco shall:

(i)	retain a material net economic interest in the securitisation pursuant to paragraphs (a) to (d) (as applicable) of Article 122a(1) of Directive 2006/48/EC until maturity of the Senior Notes; and

(ii)	comply with its obligations under paragraph 7 of Article 122a of Directive 2006/48/EC, subject to any Requirement of Law,

and provided, in each case, that Finco is only required to do so to the extent that (as applicable) the retention and disclosure requirements under Article 122a (or a similar successor provision) remain in effect and provided further that Finco will not be in breach of such undertaking if Finco fails to so comply due to events, actions or circumstances beyond Finco’s control.

4.2.16	Country Concentration Limits

(i)	Spanish Opco and Finco shall ensure that at all times the FleetCo Spanish Advances Proportion shall not exceed [REDACTED] per cent.;

(ii)	Italian Opco and Finco shall ensure that at all times the FleetCo Italian Advances Proportion shall not exceed [REDACTED] per cent.; and

(iii)	Spanish Opco, Italian Opco and Finco shall ensure that at all times the aggregate of the FleetCo Spanish Advances Proportion and the FleetCo Italian Advances Proportion shall be less than [REDACTED] per cent.

4.2.17	FleetCos Bank Accounts

(i)	Spanish Opco shall deposit or transfer all amounts received by or on behalf of Dutch FleetCo, Spanish Branch (or otherwise procure or cause such amounts to be deposited or transferred) into the Dutch FleetCo Spanish Bank Accounts.

(ii)	The Central Servicer shall deposit or transfer all amounts received by or on behalf of Dutch FleetCo in respect of the Vehicles in Germany (or otherwise procure or cause such amounts to be deposited or transferred) into the Dutch FleetCo German Bank Accounts.

(iii)	Italian Opco shall deposit or transfer all amounts received by or on behalf of Italian FleetCo (or otherwise procure or cause such amounts to be deposited or transferred) into the Italian Bank Accounts.

4.2.18	Financial Statements

(i)	The Central Servicer shall provide to the Transaction Agent (with one hard copy and an electronic copy):

A.	as soon as available, but in any event within 120 days after the end of each of its financial years, the audited financial statements of Avis Europe; and

B.	as soon as the same become available, but in any event within 150 days after the end of each Opco’s financial years, the audited statutory accounts of each such Opco (other than German Opco) for such financial year prepared for inclusion in the ABG consolidated accounts; and

C.	as soon as the same become available, but in any event within 150 days after the end of each of its financial years, the audited consolidated financial statements of AVIS Automervietung Beteiligungsgesellschaft mbH Oberursel, which financial statements shall include substantially the same items of financial information relating to German Opco as that contained in the Original Financial Statements in relation to German Opco delivered in accordance with Clause 3.2.9 (Financial Statements), in each case audited by an internationally recognised firm of independent auditors licensed to practice in its jurisdiction of incorporation and accompanied by the related auditor’s report; and

(ii)	(to the extent that it prepares consolidated management accounts as part of its internal procedures) as soon as available, but in any event not later than 60 days after the end of the financial quarter to which it relates, the quarterly unaudited, consolidated management accounts of Avis Europe.

4.2.19	Fleet Plan

The Central Servicer shall, on the Reporting Date occurring in February of each year (commencing with the Reporting Date occurring in February 2014), deliver to the Transaction Agent (with one hard copy and an electronic copy) the annual Fleet Plan in respect of each relevant Country.

4.2.20	Other Information

(i)	The Central Servicer shall from time to time, on the written request of the Transaction Agent, the FleetCo Security Agent or the Issuer Security Trustee, provide the Transaction Agent, the FleetCo Security Agent or the Issuer Security Trustee, as the case may be with such information about any FleetCo, any Opco, the Vehicle Fleet in any Country and any other information (to the extent such information is available to the Central Servicer), in each case as the Transaction Agent, the FleetCo Security Agent or the Issuer Security Trustee may reasonably request.

(ii)

Each of the Opcos (in respect of information related to it) shall from time to time, on the written request of the Transaction Agent or the FleetCo Security Agent provide the Transaction Agent, the FleetCo Security Agent or the Issuer Security Trustee, as the case may be with such information about itself, Dutch FleetCo (in the case of German Opco and Spanish Opco only), Italian FleetCo (in the case of Italian Opco only) the Vehicle Fleet in a Country and any other information (to the extent such information is available to such Opco), in each case as the Transaction Agent or the FleetCo Security Agent may reasonably request.

4.2.21	Finco and Avis Europe Compliance Certificates

(i)	Finco shall, at the time of the dispatch of the Avis Europe audited annual financial statements in accordance with paragraph (ii) below, deliver to the Transaction Agent, the FleetCo Security Agent, the Issuer Security Trustee and the Issuer a Finco Compliance Certificate signed by an Authorised Signatory on behalf of Finco.

(ii)	Avis Europe shall at the time of the despatch to the Transaction Agent of its audited annual financial statements, deliver to the Transaction Agent, the FleetCo Security Agent, the Issuer Security Trustee and the Issuer an Avis Europe Compliance Certificate signed by an Authorised Signatory on behalf of Avis Europe.

4.2.22	Change in Accounting Practices

Each of the Avis Obligors (other than the Parent) shall ensure that each set of financial statements delivered to the Transaction Agent and the FleetCo Security Agent pursuant to this Clause 4.2 (General Undertakings of Avis Obligors) is prepared using Applicable Accounting Principles (save as required by law) unless, in relation to any such set of financial statements:

(i)	Finco promptly notifies the Transaction Agent and the FleetCo Security Agent that there have been one or more changes in any such accounting policies, practices, procedures or reference period;

(ii)	if amendments satisfactory to Finco are agreed by the Transaction Agent within 30 days of the notification provided under paragraph (i) above, those amendments shall take effect immediately upon the Transaction Agent approving such amendments; and

(iii)	if amendments satisfactory to Finco are not agreed by the Transaction Agent within 30 days of such notification, then within 15 days following the end of such 30-day period, Finco shall either:

(a)

use reasonable endeavours to procure that its auditors for the time being provide a description of the changes and the adjustments which would be required to be made to those financial statements in order to cause them to reflect the accounting policies, practices, procedures and reference period upon which the Original Financial Statements for Avis Europe were prepared and sufficient information, in such detail and format as may be reasonably required by the Transaction Agent, to enable the Senior Noteholders to make an accurate comparison between the financial positions indicated by those financial statements and by the Original Financial Statements for Avis Europe, and any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements for Avis Europe were prepared, provided that, if such a description is not provided by the auditors, Finco will describe and quantify the effect to the reasonable satisfaction of the Transaction Agent or Finco must comply with paragraph (b) below; or

(b)	ensure that the relevant financial statements are prepared in accordance with the Applicable Accounting Principles as at the date of signing of this Agreement.

4.2.23	Notifications

Each Avis Obligor (other than the Parent) shall, in relation to itself only, furnish to the Transaction Agent, the FleetCo Security Agent and the Issuer Security Trustee (with one hard copy and an electronic copy) to the extent permitted by law:

(i)	as soon as the same are instituted or, to its knowledge, threatened, reasonable details of any litigation, arbitration, administrative or regulatory proceedings involving itself (excluding any litigation, arbitration, administrative or regulatory proceedings involving itself which are frivolous or vexatious in nature) which, if adversely determined, would be reasonably likely to have a Material Adverse Effect;

(ii)	written details of any Default, any Issuer Enforcement Event, any Potential Master Lease Termination Event, any Master Lease Termination Event, and Potential Servicer Termination Event or any Servicer Termination Event promptly upon becoming aware of the same, and of all remedial steps being taken and proposed to be taken in respect of that Default, Issuer Enforcement Event, Potential Master Lease Termination Event, Master Lease Termination Event, Potential Servicer Termination Event or Servicer Termination Event;

(iii)	upon receipt of a written request by the FleetCo Security Agent, the Transaction Agent or the Issuer Security Trustee, a certificate signed by an Authorised Signatory on its behalf certifying that no Default, Issuer Enforcement Event, Potential Master Lease Termination Event, Master Lease Termination Event, Potential Servicer Termination Event or Servicer Termination Event is continuing (or if a Default, an Issuer Enforcement Event, a Potential Master Lease Termination Event, a Master Lease Termination Event, a Potential Servicer Termination Event or a Servicer Termination Event is continuing, specifying the Default, the Issuer Enforcement Event, the Potential Master Lease Termination Event, the Master Lease Termination Event, the Potential Servicer Termination Event or the Servicer Termination Event (as applicable) and the steps, if any, being taken to remedy the same).

4.2.24	Access to Records and Audit

(i)

Each Servicer and Lessee shall, at its cost and expense, on reasonable prior notice and during normal business hours, afford the FleetCo Security Agent, the Transaction Agent, any professional adviser to the FleetCo Security Agent or the Transaction Agent or representative of the FleetCo Security Agent or the Transaction Agent (an “Inspecting Party”) access to, and permit such Inspecting Party to inspect or observe, such part of the relevant FleetCo’s business, the Vehicle Fleet as is owned or held by the relevant FleetCo in a Country without causing such Servicer or Lessee to breach any obligation of confidentiality to which it may be subject.

(ii)	Each Servicer and Lessee shall use its best endeavours to ensure that the a professional auditor appointed by Avis Europe whose appointment is satisfactory to the Transaction Agent delivers to the Transaction Agent and the Senior Noteholders:

(a)

on or before the 180th day immediately following the Initial Funding Date (the “First Audit Date”), an audited report in respect of certain information contained in the relevant servicing report and certain procedures of the relevant Servicer and the relevant Lessee pursuant to the scope of the agreed upon procedures approved by the Central Servicer and the Transaction Agent; and

(b)	on each anniversary of the First Audit Date, an audited report in respect of such information,

in each case, in form and substance satisfactory to the Transaction Agent.

Each Servicer and Lessee shall be responsible for all the costs and expenses in connection with the appointment of such professional auditor and the preparation and delivery of such audited reports.

4.2.25	“Know Your Customer” Checks

If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Avis Obligor or a FleetCo or the composition of the shareholders of an Avis Obligor or a FleetCo after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Senior Noteholder of any of its rights and/or obligations under the Transaction Documents (to which such Senior Noteholder is a party) to a party that is not a Senior Noteholder prior to such assignment or transfer, obliges the Transaction Agent, the Issuer Security Trustee or any Senior Noteholder (or, in the case of paragraph (iii) above, any prospective new Senior Noteholder) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Avis Obligor shall, promptly upon the written request of the Transaction Agent, the Issuer Security Trustee or any Senior Noteholder, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Transaction Agent (for itself or on behalf of any Senior Noteholder), the Issuer Security Trustee or any Senior Noteholder (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Senior Noteholder) in order for the Transaction Agent, the Issuer Security Trustee or such Senior Noteholder (or, in the case of the event described in paragraph (iii)

above, any prospective new Senior Noteholder) to carry out and be satisfied with the results of all necessary “know your customer” or other checks in relation to any relevant person pursuant to the transactions contemplated in the Transaction Documents.

4.2.26	Senior Notes held by the Avis Group

The Parent shall send to the Transaction Agent as soon as practicable after being so requested by the Transaction Agent (such request to be reasonable and to specify the purpose for such request) a certificate of the Parent signed by two of its directors stating the number of Senior Notes held at the date of such certificate held (legally or beneficially) by or on behalf of any member of the Avis Group or any Affiliates of the Avis Group.

4.2.27	Aggregate Suggested Retail Price

The Central Servicer shall, at the same time when a Fleet Plan is required to be delivered under this Agreement, issue a certificate confirming that the weighted average of the purchases prices of all Non-Programme Vehicles paid by (a) Dutch FleetCo, Spanish Branch, (b) German Opco and (c) Italian FleetCo collectively in the previous calendar year does not exceed [REDACTED] per cent. of the Weighted Average Suggested Retail Price.

For the purposes of this Clause 4.2.27, “Weighted Average Suggested Retail Price” “means, in respect of any calendar year, the weighted average of the listed retail price of all Non-Programme Vehicles purchased by (a) Dutch FleetCo, Spanish Branch, (b) German Opco and (c) Italian FleetCo as such price is published by the relevant Vehicle Manufacturer at the date of purchase of each such Non-Programme Vehicle.

4.2.28	Liquidation Agent

The Central Servicer and the Parent shall:

(i)

procure that the Liquidation Agent delivers to the Transaction Agent on or prior to the 120th day falling after the Initial Funding Date, a copy of a liquidation plan in form and substance satisfactory to the Transaction Agent; and

(ii)	if such liquidation plan is not delivered to the Transaction Agent by the Liquidation Agent within the above 120 day period or if the liquidation plan delivered to the Transaction Agent is not in form and substance satisfactory to the Transaction Agent, use its best endeavours to assist the Transaction Agent in finding a replacement liquidation agent.

4.2.29	Spain specific undertakings

None of Finco, Avis Europe, the Parent, Spanish Opco and German Opco shall take any action or do anything that could result in Dutch FleetCo being considered a fictitious company.

4.3	General Undertakings of FleetCos

Each FleetCo in relation to itself only covenants and undertakes to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors) and the Issuer Security Trustee (for itself and on behalf of the Issuer Secured Creditors) the following:

4.3.1	Country Asset Value Test

With effect on and from the Initial Funding Date, it shall at all times comply with the Country Asset Value Test relevant to each FleetCo.

4.3.2	Books of Account

It shall at all times be managed as a standalone entity and shall keep and maintain such books of account and records separate from any other person or entity, as may be necessary to comply with all applicable laws and so as to enable the financial statements of each FleetCo to be prepared.

4.3.3	Access

It shall, so far as permitted by applicable law, allow the FleetCo Security Agent (on behalf of itself and the relevant FleetCo Secured Creditors) and/or accountants or other professional advisers and contractors of the FleetCo Security Agent free access at all reasonable times and on reasonable notice to the assets, books, accounts and records of such FleetCo.

4.3.4	FleetCo Event of Default

It shall notify the FleetCo Security Agent, the Issuer Security Trustee and the Transaction Agent of the occurrence of:

(i)	any FleetCo Event of Default (or an Italian Opco Event of Default in relation to Italian FleetCo) promptly on becoming aware of its occurrence; and

(ii)	any event of default under a master lease agreement or servicing agreement promptly on becoming aware of the same.

4.3.5	Financial Statements

It shall supply to the FleetCo Security Agent and the Transaction Agent as soon as they are available, but in any event within the applicable prescribed statutory period for delivery of its financial statements after the end of its financial year, its audited annual financial statements (prepared in accordance with the Applicable Accounting Principles) for that financial year, unless disclosure would at that time breach any laws, regulation or stock exchange requirement or rules of any applicable regulatory body to which it is subject. Each set of annual financial statements shall be certified by a director of the relevant FleetCo as the case may be, as giving a true and fair view of its financial condition as at the date at which those financial statements were drawn up.

4.3.6	FleetCo Compliance Certificate

It shall, (i) at the time of the despatch to the FleetCo Security Agent and the Transaction Agent of its audited annual financial statements, (ii) within 14 days of a reasonable request by the FleetCo Security Agent or the Transaction Agent and (iii) at such times as set out in Clause 13.2 (Delivery of Compliance Certificates on each Reporting Date) below, deliver a FleetCo Compliance Certificate signed by its authorised signatory to the Transaction Agent, the Issuer, the FleetCo Security Agent, the Issuer Security Trustee and the Issuer Cash Manager.

4.3.7	Conduct

It shall at all times carry on and conduct its affairs in compliance with any applicable direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time in force in The Netherlands or Italy (as applicable) or in any other jurisdiction in which it carries on business and in compliance with its constitutional documents and to conduct its own business in its own name.

4.3.8	Consents

It shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents necessary under any direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time in force in The Netherlands and Italy (as applicable) or in any other applicable jurisdiction:

(i)	in connection with its business; and

(ii)	subject to the Reservations, to enable it lawfully to enter into and perform its obligations under the Relevant Transaction Documents to which it is a party or to ensure the legality, validity, enforceability or admissibility in evidence of the Relevant Transaction Documents to which it is a party.

4.3.9	Information to Transaction Agent, the FleetCo Security Agent and the Issuer Security Trustee

It shall, so far as permitted by applicable law, at all times give to the Transaction Agent, the FleetCo Security Agent and the Issuer Security Trustee such information, opinions, certificates and other evidence as each may reasonably require (including, without limitation, the FleetCo Compliance Certificate referred to above in Clause 4.3.6) for the purposes of the discharge of the duties, trusts, powers, authorities and discretions vested in the Transaction Agent, the FleetCo Security Agent or the Issuer Security Trustee (as applicable) by or pursuant to the Relevant Transaction Document.

4.3.10	Execution of Further Documents

It shall execute such further documents and perform such further acts as may be incidental to, or necessary in the opinion of the FleetCo Security Agent acting reasonably to give effect to, the Relevant Transaction Documents.

4.3.11	Taxes

It shall at all times use its best efforts to minimise taxes and any other costs arising in connection with its activities.

4.3.12	Liability to Tax

It shall, upon becoming aware, promptly give notice to the Transaction Agent and the FleetCo Security Agent of the following:

(i)	if it is required by law to effect a Tax Deduction in respect of any payment due in respect of any of the FleetCo Advances; or

(ii)	if it would not be entitled to relief for Tax purposes in The Netherlands, Spain or Italy for any material amount (other than repayments of principal) which it is obliged to pay, or is treated as receiving for Tax purposes in The Netherlands, Spain or Italy (as applicable) under the Transaction Documents to which it is a party, and take such action as may be required by the Transaction Agent and the FleetCo Security Agent in respect thereof.

4.3.13	Tax Residence and Permanent Establishment

It shall not do any act or thing, the effect of which would be to make it resident, or cause it to have a permanent establishment, branch or agency, for Tax purposes in any jurisdiction other than: (i) in respect of Dutch FleetCo, The Netherlands (in respect of its Tax Residence) and in Spain (in respect of its permanent establishment); and (ii) in respect of Italian FleetCo, Italy.

4.3.14	No Security Interests

With effect on and from the Initial Funding Date, it shall not create or permit to subsist any Security Interest in respect of the FleetCo Bank Accounts or any of its assets, rights and interests other than (i) pursuant to the FleetCo Security Documents to which it is a party and (ii) those arising by operation of law.

4.3.15	No Disposals

With effect on and from the Initial Funding Date, it shall not enter into a transaction or series of transactions (whether or not related and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any asset, or assign any Transaction Document other than as contemplated under the FleetCo Transaction Documents.

4.3.16	No Variation and Termination of Relevant Transaction Documents

It shall, save with the prior written consent of the FleetCo Security Agent, not:

(i)	terminate, repudiate, rescind or discharge any Transaction Document to which it is a party;

(ii)	vary, novate, amend, modify, exercise any powers of consent or waive any provision of any Transaction Document to which it is a party;

(iii)	permit any person to do any of the things specified in paragraphs (i) and (ii) above; or

(iv)	permit any person who has obligations under the Transaction Documents to which it is a party to be released from such obligations other than in accordance with the terms of the applicable FleetCo Transaction Document and any applicable direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time.

4.3.17	Required Filing

It shall at all times make all filings with all governmental and regulatory authorities in compliance with any applicable direction or Requirement of Law or requirement of any governmental or regulatory authority from time to time in force in its jurisdiction of incorporation or in any other jurisdiction in which it carries on business.

4.3.18	Exercise Rights

It shall preserve and/or exercise and/or enforce its rights and/or shall procure that the same are preserved, exercised or enforced on its behalf under and pursuant to the Transaction Documents to which it is a party.

4.3.19	Change of Taxing Jurisdiction

It shall, if it becomes subject generally to the taxing jurisdiction of any territory or any political sub division thereof or any authority therein or thereof having power to tax other than or in addition to The Netherlands or Italy (as applicable) immediately upon becoming aware thereof notify the Transaction Agent and the FleetCo Security Agent of such event and (unless the FleetCo Security Agent otherwise agrees) enter forthwith into a supplemental agreement hereto, giving to the FleetCo Security Agent an undertaking or covenant in form and manner satisfactory to the FleetCo Security Agent in terms corresponding to the terms of the relevant FleetCo Transaction Documents to which it is a party with the substitution for (or, as the case may be, the addition to) the references therein to The Netherlands or Italy (as applicable) of references to that other or additional territory to whose taxing jurisdiction, or that of a political subdivision thereof or an authority therein or thereof, such FleetCo shall have become subject as aforesaid.

4.3.20	Authorised Signatories

It shall, upon the execution hereof and thereafter forthwith upon any change of the same, deliver to the Transaction Agent and the FleetCo Security Agent a list of its authorised signatories, together with specimen signatures of the same.

4.3.21	Notification of Legal Proceedings

It shall immediately notify the Transaction Agent if any legal proceedings are instituted against it by any of its creditors or in respect of any of its property, assets or undertakings.

4.3.22	Join in Legal Proceedings

It shall, if the FleetCo Security Agent so requires, join in any legal proceedings brought by the FleetCo Security Agent against any person relating to any of such FleetCo’s property, assets or undertakings.

4.3.23	Centre of Main Interests

It shall conduct its business and affairs such that, at all times:

(i)	its “centre of main interests”, as that term is used in Article 3(1) of the EU Insolvency Regulation, is in:

in respect of Dutch FleetCo, The Netherlands; and

in respect of Italian FleetCo, Italy; and

(ii)	it has no “establishment”, as that term is used in Article 2(h) of the EU Insolvency Regulation, or branch office other than:

(a)	in respect of Dutch FleetCo, The Netherlands and Spain (to the extent such “establishment” is required and permitted under and in accordance with the FleetCo Transaction Documents to which Dutch FleetCo is party); and

(b)	in respect of Italian FleetCo, Italy.

4.3.24	Corporate Seat

It shall, at all times, maintain its corporate seat in:

(i)	in respect of Dutch FleetCo, The Netherlands; and

(ii)	in respect of Italian FleetCo, Italy.

4.3.25	Borrowings

With effect on and from the Initial Funding Date, it shall not, except in respect of the FleetCo Advances or any other financing as contemplated under the FleetCo Transaction Documents to which it is a party, incur or permit to subsist any Financial Indebtedness or give any guarantee or indemnities in respect of Financial Indebtedness or of any other obligation of any person.

4.3.26	Merger

It shall not consolidate or merge with any other person or convey, transfer or assign its properties or assets substantially as an entirety to any other person (other than as contemplated under the FleetCo Transaction Documents to which it is a party or with the prior written consent of the FleetCo Security Agent).

4.3.27	Acquisitions

It shall not acquire or have any interest in any company or any shares or a business or undertaking (or, in each case any interest in any of them).

4.3.28	FleetCo Bank Accounts

(i)	It shall maintain:

(a)	in respect of Dutch FleetCo, Spanish Branch:

(I)	the Dutch FleetCo Spanish Transaction Account; and

(II)	the Dutch FleetCo Spanish Reserve Account (if any);

(b)	in respect of Dutch FleetCo:

(I)	the Dutch FleetCo German Transaction Account;

(II)	the VAT Component and Charge Costs Component Trust Account;

(III)	the Dutch FleetCo German Reserve Account; and

(IV)	the Dutch Bank Account;

(c)	in respect of Italian FleetCo:

(I)	the Italian Transaction Account;

(II)	the Italian Dedicated Financing Account; and

(III)	the Italian Reserve Account (if any),

and shall not have an interest in any other bank account, unless such account is charged to the FleetCo Security Agent on terms acceptable to it and such bank account is opened in accordance with the relevant Account Bank Agreement.

(ii)	It shall deposit or transfer all amounts received by it into: (i) in respect of Italian FleetCo, the Italian Transaction Account; and (ii) in respect of Dutch FleetCo, the Dutch FleetCo Spanish Transaction Account or the Dutch FleetCo German Transaction Account (as applicable).

(iii)	No FleetCo shall (without the prior written consent of the Transaction Agent) make any investments in respect of moneys standing to the credit of any FleetCo Bank Account, save that:

(a)	Dutch FleetCo, Spanish Branch may make Permitted Investments in respect of the moneys standing to the credit of the Dutch FleetCo Spanish Reserve Account (if any);

(b)	Dutch FleetCo may make Permitted Investments in respect of the moneys standing to the credit of the Dutch FleetCo German Reserve Account; and

(c)	Italian FleetCo may make Permitted Investments in respect of the moneys standing to the credit of the Italian FleetCo Reserve Account (if any).

4.3.29	Separateness Covenants

It shall hold itself out as a separate entity and shall:

(i)	maintain its corporate books and records separately from any other person or entity;

(ii)	maintain its accounts separate from those of any other person or entity;

(iii)	with effect on and from the Initial Funding Date, not engage in any activity whatsoever which is not incidental to or necessary in connection with any of the activities in which the Relevant Transaction Documents provide or envisage that it may engage;

(iv)	not commingle assets with those of any other entity;

(v)	deal with other Transaction Parties and third parties (if any) on arm’s length terms;

(vi)	maintain separate financial statements;

(vii)	pay its own liabilities out of its own funds;

(viii)	observe all corporate, partnership, or other formalities required by its constituting documents;

(ix)	not acquire obligations or securities of shareholders;

(x)	use separate stationery, invoices and cheques;

(xi)	not have any employees;

(xii)	correct any known misunderstanding regarding its separate identity;

(xiii)	not reduce its share capital;

(xiv)	from the date hereof not set up any subsidiaries;

(xv)	have no premises, save that, (a) in respect of Dutch FleetCo, it may lease its office premises in The Netherlands pursuant to the Dutch FleetCo Premises Lease Agreement and (b) in respect of Italian FleetCo, it may lease its office premises in Italy from the Italian Servicer; and

(xvi)	not amend, supplement or otherwise modify its constitutive documents.

4.3.30	Independent Director

Dutch FleetCo shall at all times maintain only independent directors.

4.3.31	FleetCo Security Agent’s Directions

It shall obtain the prior written consent of the FleetCo Security Agent before exercising any discretion it may have relating to amending, modifying, granting waivers or consents or any other rights it may have under the Transaction Documents to which it is a party.

4.3.32	Priority of Payments in respect of its Bank Accounts

It shall instruct (or it shall procure that the relevant Servicer instructs) the Dutch FleetCo Spanish Account Bank, the Dutch FleetCo Spanish Account Bank Operator, the Dutch FleetCo German Account Bank, the Dutch Fleetco German Account Bank Operator and the Italian FleetCo Account Bank (as applicable) to apply its available funds on each Settlement Date (or, in the case of amounts expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision for application of available funds on such date) in accordance with the relevant FleetCo Priority of Payments.

4.3.33	Compliance with Transaction Documents

It shall at all times comply with and perform all its obligations under the Transaction Documents to which it is a party (including, without limitation, the Vehicle Purchasing Agreements to which it is a party) and use all reasonable endeavours to procure that the other Transaction Parties, other than the Transaction Agent, the FleetCo Security Agent and the Issuer Security Trustee, comply with and perform all their respective obligations under the Transaction Documents to which it is a party.

4.3.34	Dividends or Distributions

(i)	Dutch FleetCo shall not pay any dividend (other than pursuant to Clause 4.3.46 (Dutch Bank Account)), make any other distribution to its shareholders or issue any further shares or alter any rights attaching to the shares of Dutch FleetCo.

(ii)	Italian FleetCo shall not pay any dividend (other than any dividend paid out of the aggregate retained Monthly Target Corporate Profit Amount of Italian FleetCo after the payment of any Italian corporate tax and regional productive activities tax in respect of the relevant financial year of Italian FleetCo), make any other distribution to Italian FleetCo’s shareholders or issue any further shares or alter any rights attaching to the shares of Italian FleetCo.

4.3.35	Waiver or Consent

Unless with the prior written consent of the FleetCo Security Agent or otherwise in accordance with the Transaction Documents no FleetCo shall permit any of the Transaction Documents to which it is a party to become invalid or ineffective or the priority of the Security created thereby to be reduced, amended, terminated or discharged.

4.3.36	Tax Deed of Covenant

Each FleetCo shall:

(i)	comply with the terms of the Tax Deed of Covenant;

(ii)	notify the FleetCo Security Agent, the Issuer and the Transaction Agent of any breach of, or inability to comply with, the obligations set out in the Tax Deed of Covenant as a result of a change in, or in the interpretation of, application or administration of any tax law, regulation of any agency or similar organisation;

(iii)	notify the FleetCo Security Agent, the Issuer and the Transaction Agent of a FleetCo’s inability to make a payment of tax and which would, if not paid when due, make it likely that a non-payment FleetCo Event of Default would occur; and

(iv)	undertake to use best endeavours to mitigate the effect of any relevant non-compliance or change of tax law.

4.3.37	Insurances

(i)	Each FleetCo shall (and shall procure that its Servicer) ensure compliance by the relevant Lessee of its obligations under the relevant Master Lease Agreement.

(ii)	Upon knowledge of the occurrence of an event giving rise to a claim under any of the Insurance Policies, each FleetCo shall (and shall procure that its Servicer) arrange for a claim to be filed with the relevant insurance company or underwriters and provide assistance in attempting to bring the claim to a successful conclusion.

(iii)	Each FleetCo shall procure that the Insurance Policies are renewed or (as the case may be) replaced in a timely manner in accordance with the requirements of the relevant Insurance Policy (as defined in the relevant Master Lease Agreement).

4.3.38	Vehicle Purchasing Agreements

(i)	No FleetCo may amend or waive any provision of any Vehicle Purchasing Agreement other than in accordance with the relevant Servicing Agreement.

(ii)	Each FleetCo shall renew (or procure such renewal) each Vehicle Purchasing Agreement and each supplemental agreement thereto in accordance with the terms of the Servicing Agreement to which it is a party.

(iii)	Upon the occurrence of a FleetCo Event of Default, no FleetCo may (and each FleetCo shall ensure that no Opco may) pay any Vehicle

Manufacturer or Vehicle Dealer or the German Opco (as the case may be) any amount of purchase price for any Vehicle other than for a Vehicle where such FleetCo is contractually obliged to make such payment and only where any such Vehicle relates to an Operating Document or any Vehicle subject to such Operating Document.

4.3.39	Depreciation

Italian FleetCo shall ensure that it depreciates the Vehicles in its Vehicle Fleet in its financial statements in accordance with GAAP consistently applied.

4.3.40	Transferability of Certain Rights

In the event that any Vehicle Manufacturer Buy-Back Agreement or Vehicle Dealer Buy-Back Agreement, in each case in respect of Vehicles in Spain and Italy (as applicable) contains one or more provisions requiring consent of any party (other than that of the FleetCo benefiting from such agreement) in order for a FleetCo to be able to transfer its right, interest and/or benefit thereunder, such FleetCo shall use its best efforts to renegotiate such agreement (including at the time of its renewal) in order that such provision(s) be removed and each FleetCo shall use its best efforts to procure that any new Vehicle Manufacturer Buy-Back Agreement or Vehicle Dealer Buy-Back Agreement entered into by it or from which it benefits does not contain any provision restricting its ability to freely and validly transfer its right, interest, benefit and/or other rights thereunder.

4.3.41	Italian Income Tax Consolidation Agreement and Italian VAT Sharing Agreement

The Italian FleetCo shall not amend, modify, waive or consent to any amendment, modification or waiver of any terms in the Italian Income Tax Consolidation Agreement or the Italian VAT Sharing Agreement without the prior written consent of the FleetCo Security Agent (such consent not to be unreasonably withheld).

4.3.42	FleetCo Profit Margin

Each FleetCo agrees that it will not agree to increase the FleetCo Profit Margin to an amount exceeding [REDACTED] without the prior written consent of the FleetCo Security Agent.

4.3.43	Withdrawals from FleetCo Bank Accounts

Subject to the provisions of the German Trust Agreement (with respect to Dutch FleetCo only), no FleetCo may withdraw any amount from its bank accounts other than:

(a)	on a Settlement Date in accordance with relevant FleetCo Priority of Payments;

(b)	on any date which is not a Settlement Date, provided that the amount to be withdrawn on such other date is an Excluded Payment or has been provisioned for by the relevant FleetCo Servicer on the immediately preceding Settlement Date in accordance with the relevant FleetCo Priority of Payments;

(c)	on any date which is not a Settlement Date, provided that the amounts proposed to be withdrawn shall be applied solely to making repayments of principal of a relevant FleetCo Advance on the relevant FleetCo Advance Repayment Date;

(d)	on any date which is not a Settlement Date, provided that:

(i)	the amounts proposed to be withdrawn shall be applied solely to make payments to the Vehicle Manufacturers or Vehicle Dealers (as applicable) under the relevant Vehicle Purchasing Agreement to which such FleetCo is a party (or in the case of Germany, German Opco is party); and

(ii)	any one of the following conditions is satisfied:

A.	the Senior Note Principal Amount Outstanding on such date is less than or equal to the Senior Note Limit on such date;

B.	if the Senior Note Principal Amount Outstanding is more than the Senior Note Limit immediately prior to the proposed withdrawal, on or prior to 2:00 p.m. (CET) 4 Business Days prior to such proposed withdrawal:

(x)	an Intra-Month Central Servicer Report has been provided by the Central Servicer to the the FleetCo Security Agent and the Transaction Agent; and

(y)	the Transaction Agent has confirmed to the Central Servicer on or prior to the third Business Day prior to the proposed withdrawal that (so far as it is aware and based on the Intra-Month Central Servicer Report received in (x) above) the Country Asset Value Test, the Issuer Borrowing Base Test and the Country Concentration Limits in Clause 4.1.40 (Country Concentration Limits), in each case, taking into account the proposed withdrawal by the FleetCos, have been complied with by the Issuer and the relevant FleetCo; or

C.	such amounts do not exceed Euro 1,000,000 in aggregate (and when aggregated with withdrawals by any other FleetCo pursuant to this paragraph (C) only) during any period from a Settlement Date to the immediately succeeding Settlement Date.

For the purposes of this Clause 4.3.43 (Withdrawals from FleetCo Bank Accounts), “Senior Note Limit” means, on the date of proposed withdrawal under paragraph (d) above, the higher of:

A.	an amount equal to:

(i)	Senior Notes Maximum Amount; less

(ii)	the aggregate of (x) the Issuer Excess Cash Amount and (y) the aggregate of the FleetCo Excess Cash Amount in Spain, the FleetCo Excess Cash Amount in Germany and the FleetCo Excess Cash Amount in Italy; and

B.	zero.

4.3.44	Covenants and Undertakings under Operating Documents

Each FleetCo shall comply with the covenants and undertakings given by it in the Operating Documents to which it is a party.

4.3.45	Dutch Corporate Account

Dutch FleetCo shall ensure that no amount shall be deposited or transferred into the Dutch Bank Account) other than:

(i)	amounts equal to the share capital of Dutch FleetCo; and

(ii)	the amounts specified in items (i) to (iv) of Clause 4.3.46 (Dutch Bank Account) below.

4.3.46	Dutch Bank Account

Dutch FleetCo shall instruct the Dutch Account Bank to apply funds received by Dutch FleetCo under each of:

(i)	item (d) (Monthly Target Corporate Profit Amount) after the payment of the relevant corporate Tax in Spain and item (f)(iii) (Dutch FleetCo Dutch Expenses) of the Dutch FleetCo Spanish Pre-Enforcement Priority of Payments;

(ii)	item (d) (Monthly Target Corporate Profit Amount) and item (f)(iii) (Dutch FleetCo Dutch Expenses) of the Dutch FleetCo German Pre-Enforcement Priority of Payments;

(iii)	items (f)(ii) (Monthly Target Corporate Profit Amount) and (f)(iii) (Dutch FleetCo Dutch Expenses) of the Dutch FleetCo Spanish Post-Enforcement Priority of Payments; and

(iv)	items (f)(ii) (Monthly Target Corporate Profit Amount) and (f)(iii) (Dutch FleetCo Dutch Expenses) of the Dutch FleetCo German Post-Enforcement Priority of Payments,

on each Settlement Date (or, in the case of amounts which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision for the application of available funds on such date) as follows, in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction of amounts of Dutch FleetCo Dutch Expenses due and payable,

(b)	secondly, in payment or satisfaction of any Tax due and payable by Dutch FleetCo in The Netherlands;

(c)	thirdly, in payment of a dividend to the shareholders of Dutch FleetCo; and

(such application of funds, the “Dutch Bank Account Priority of Payments”).

4.3.47	Reporting Covenants

Each FleetCo shall (or shall procure that its related Servicer or the Central Servicer) deliver each relevant FleetCo Cash Management and Lease Report in respect of such FleetCo on each Reporting Date to the FleetCo Security Agent and the Transaction Agent.

4.3.48	“Know Your Customer” Checks

(i)	If:

(a)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(b)	any change in the status of a FleetCo or the composition of the shareholders of a FleetCo after the date of this Agreement; or

(c)	a proposed assignment or transfer by a Senior Noteholder of any of its rights and/or obligations under the Transaction Document to which such Senior Noteholder is a party to a party that is not a Senior Noteholder prior to such assignment or transfer, obliges the Issuer Security Trustee, the FleetCo Security Agent or any Senior Noteholder (or, in the case of paragraph (c) above, any prospective new Senior Noteholder) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each FleetCo shall, promptly upon the written request of the Issuer Security Trustee, the FleetCo Security Agent or any Senior Noteholder, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Issuer Security Trustee, the FleetCo Security Agent (for itself or on behalf of any FleetCo Secured Creditors) or Senior Noteholder (for itself or, in the case of the event described in paragraph (c) above, on behalf of any prospective new Senior Noteholder) in order for the Issuer Security Trustee, the FleetCo Security Agent, such Senior Noteholder or, in the case of the event described in paragraph (c) above, any prospective new Senior Noteholder to carry out and be satisfied with the results of all necessary “know your customer” or other checks in relation to any relevant person pursuant to the transactions contemplated in the Transaction Documents.

(ii)	Each Senior Noteholder shall, promptly upon the written request of the Issuer Security Trustee, the FleetCo Security Agent or the Transaction Agent, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Issuer Security Trustee, the FleetCo Security Agent or the Transaction Agent in order for the Issuer Security Trustee, the FleetCo Security Agent or the Transaction Agent (as applicable) to carry out and be satisfied with the results of all necessary “know your customer” or other checks on Senior Noteholders or prospective new Senior Noteholders pursuant to the transactions contemplated in the Transaction Documents.

4.3.49	Country Concentration Limits

(i)	Dutch FleetCo shall procure that at all times the FleetCo Spanish Advances Proportion shall not exceed [REDACTED] per cent.

(ii)	Italian FleetCo shall procure that at all times the FleetCo Italian Advances Proportion shall not exceed [REDACTED] per cent.

(iii)	Dutch FleetCo and Italian FleetCo shall procure that at all times the aggregate of the FleetCo Spanish Advances Proportion and the FleetCo Italian Advances Proportion shall be less than [REDACTED] per cent.

4.3.50	Spain specific covenants and undertakings

(i)	Dutch FleetCo shall not take any action or do anything that could result in it and Spanish Opco being members of the same “group” of companies in accordance with article 42.1 of the Spanish Commercial Code. Dutch FleetCo shall not take any action or do anything that could result in it being considered a fictitious company.

(ii)	Dutch FleetCo shall, upon the reasonable request of the FleetCo Security Agent or the Liquidation Agent (or any of its agents or Affiliates) produce without delay satisfactory evidence of the ownership of its Vehicle Fleet in Spain.

(iii)	Dutch FleetCo shall ensure that the information relating to its Spanish branch filed at the Spanish Commercial Registry is at all times true, accurate, complete and not misleading.

4.3.51	The Netherlands specific covenants and undertakings

(i)	Dutch FleetCo shall not, without the prior written consent of the FleetCo Security Agent amend, modify or waive any terms of the Dutch FleetCo Premises Lease Agreement other than where such amendments or modifications are to correct a manifest error or are of a minor, formal or technical nature, and provided that Dutch FleetCo may renew such Dutch FleetCo Premises Lease Agreement on substantially the same terms without the consent of the FleetCo Security Agent.

(ii)	Dutch FleetCo shall ensure that all decisions by its managing directors and general meeting are taken in the Netherlands.

4.3.52	Vehicles outside the European Community

Italian FleetCo shall not purchase any Vehicle from countries outside the European Union and Dutch FleetCo and Dutch FleetCo, Spanish Branch shall not purchase any Vehicle from countries outside the European Economic Area, unless, in each case, it (or the relevant FleetCo Servicer on its behalf) has given reasonable prior notice to the Transaction Agent of such proposed purchase and the Central Servicer has delivered a legal memorandum to the Transaction Agent relating to such purchase in form and substance satisfactory to the Transaction Agent prior to such proposed purchase (and if the Transaction Agent is not satisfied with the potential consequences of such purchase, the Transaction Agent’s consent shall be required for such purchase).

Section 4

Scheduled Amortisation, Country Repayment Option, Consequences of Defaults

5	Scheduled Amortisation

5.1	Extension of Revolving Period

5.1.1	The Central Servicer or the Parent may request the extension of the Revolving Period to a date (such date being the “New Scheduled Amortisation Date”) falling after the Original Scheduled Amortisation Commencement by written request to each of the Senior Noteholders and the Transaction Agent (the “Extension Request”) not less than 90 days prior to the Original Scheduled Amortisation Commencement Date, setting out the proposed terms to apply to the extended Revolving Period.

5.1.2	Following receipt by the Senior Noteholders and the Transaction Agent of an Extension Request in accordance with Clause 5.1.1 above, the Central Servicer, the Parent, the Senior Noteholders and the Transaction Agent shall enter into a 90 day negotiation period (the “Negotiation Period”) with a view to reaching agreement on the terms to apply to the extended Revolving Period.

5.1.3	If, within 45 days of the Senior Noteholders and the Transaction Agent receiving an Extension Request:

(i)	each Senior Noteholder shall notify the Central Servicer and the Parent (with a copy to the Issuer, the Transaction Agent, the Issuer Cash Manager, the Issuer Security Trustee) that each such Senior Noteholder is willing to accept the extension of the Revolving Period on the terms agreed with the Parent and/or the Central Servicer; and

(ii)	each such Senior Noteholder enters into a commitment and/or renewal agreement with the Issuer in form and substance satisfactory to the Transaction Agent,

the Revolving Period shall be extended upon such terms.

5.1.4	If any Senior Noteholder has declined the Extension Request and has not indicated that it intends to transfer its Senior Note to another person willing to agree to such Extension Request or has not responded at all to the Extension Request before the end of the Negotiation Period (the “Selling Senior Noteholder”), the Central Servicer and/or the Parent may, by giving notice to the Issuer Cash Manager, the Transaction Agent and the Issuer by no later than the date falling two Business Days after the end of the Negotiation Period, request that the other Senior Noteholders purchase each Senior Note held by the Selling Senior Noteholder.

Each other Senior Noteholder (the “Purchasing Senior Noteholder”) shall have the right, but not the obligation, to purchase all or part of such Senior Note at a price equal to the Senior Note Principal Amount Outstanding of the relevant Senior Note plus accrued but unpaid interest thereon.

5.1.5	If more than one Senior Noteholder wishes to purchase the Senior Note held by the Selling Senior Noteholder, the Issuer, with the prior written consent of Finco and/or the Parent, may elect which Senior Noteholder(s) shall be the Purchasing Senior Noteholder(s) or whether the Senior Note held by the Selling Senior Noteholder shall be divided between such Senior Noteholders and the amounts that will be sold to each of them.

5.1.6	If any Senior Noteholder does not agree to such extension (or does not respond to the Extension Request within the relevant period and so is deemed not to agree) and subsequently does not transfer all of its Senior Note in accordance with Clause 5.1.4 above, as applicable, to a person who agrees to such extension, the Revolving Period shall not be extended.

5.1.7	If any recipient of any request (as referred to above in this Clause 5.1), including an Extension Request, does not respond to any such request within the relevant time period, such recipient shall be deemed to have notified the relevant sender of such request that the recipient has declined the request.

5.1.8	For the avoidance of doubt, the Central Servicer and Parent may enter into refinancing arrangements with parties who are not Senior Noteholders and may procure the repayment in whole of the Senior Advances and other amounts due and payable by the Issuer on the Original Scheduled Amortisation Commencement Date in accordance with the relevant Issuer Priority of Payments.

5.2	Scheduled Amortisation Period

During the Scheduled Amortisation Period:

(i)	(a) the Issuer may only request Senior Advances, (b) the Issuer may only make FleetCo Advances and (c) each FleetCo may only request FleetCo Advances if, in each case, the proceeds of such FleetCo Advance and Senior Advances shall be applied by the relevant FleetCo solely for the purposes of funding the purchase of Vehicles for which such FleetCo is contractually bound prior to the expiry of the Revolving Period;

(ii)	no FleetCo may purchase or order further Vehicles under any Vehicle Purchasing Agreement to which it is a party (or, in respect of the Vehicle Fleet in Germany, under the Master German Fleet Purchase Agreement), save for the Vehicles in respect of which the relevant FleetCo is contractually bound on or prior to the Scheduled Amortisation Commencement Date to make a purchase or order;

(iii)	no Opco may request further Vehicles for lease under any Master Lease Agreement;

(iv)	repayments by FleetCos under the respective FleetCo Facility Agreements and repayments by the Issuer under the Issuer Note Issuance Facility Agreement shall continue to be made;

(v)	no payments shall be permitted to be made by the Issuer to the Subordinated Lender until the Senior Issuer Discharge Date; and

(vi)	payments by the Issuer shall be made in accordance with the Issuer Scheduled Amortisation Period (Pre-Enforcement) Priority of Payments.

6	Country Repayment Option

6.1	Selective Rapid Amortisation

6.1.1	Finco has the right but is not obliged to exercise the Italy Repayment Option or the Spain Repayment Option (as applicable).

6.1.2	If Finco does not exercise the Italy Repayment Option or the Spain Repayment Option within the relevant grace period relating to the relevant TRO Default, the Rapid Amortisation Period shall commence in relation to the Senior Notes and the applicable FleetCo Facility Agreements.

6.1.3	If Finco exercises:

(a)	the Spain Repayment Option within the relevant grace period relating to the relevant TRO Default and the Central Servicer and Finco have received the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on behalf of the Issuer) in respect of the Spain Repayment Option, Clause 9 (Rapid Amortisation) shall apply in respect of the FleetCo Advances under the FleetCo Spanish Facility Agreement only; and

(b)	the Italy Repayment Option within the grace period relating to the relevant TRO Default and the Central Servicer and Finco have received the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on behalf of the Issuer) in respect of the Italy Repayment Option, Finco may determine in its sole discretion whether Clause 9 (Rapid Amortisation) will apply in respect of the FleetCo Advances under the FleetCo Italian Facility Agreement.

6.2	Types of Country Repayment Option

6.2.1	Spain

(i)	Following the occurrence of a TRO Default but prior to such TRO Default becoming an Event of Default in relation to Dutch FleetCo (in respect of Spain only) or Spanish Opco, the Subordinated Lender may make an additional Issuer Subordinated Advance (the “Spain TRO Additional Issuer Subordinated Advance”) to the Issuer under the Issuer Subordinated Facility Agreement in an amount specified in paragraph (ii) below.

(ii)	Subject to paragraph (vi) below, the Issuer shall, following receipt of such Spain TRO Additional Issuer Subordinated Advance, use the proceeds thereof to repay in full:

A.	all outstanding Senior Advances to Senior Noteholders on the relevant Senior Advance Repayment Date of such Senior Advances in an amount corresponding to the Senior Note Principal Amount Outstanding (and all accrued but unpaid interest thereon) of the FleetCo Advances under the FleetCo Spanish Facility Agreement, such amount; and

B.	the part of the outstanding Subordinated Debt corresponding to the outstanding FleetCo Advances under the FleetCo Spanish Facility Agreement,

such amounts in (A) and (B) as notified by the Transaction Agent to the Central Servicer, the Issuer and the Issuer Cash Manager as soon as practicable following the occurrence of the relevant TRO Default and in any event by no later than:

(a)	(in respect of a TRO Default in paragraph (a)(ii) of the definition of “Event of Default”) 1 Business Day following such occurrence; and

(b)	(in respect of any other TRO Default) 2 Business Days following such occurrence,

in each case, provided that the Transaction Agent has been notified of such occurrence and has available to it the relevant information to calculate or determine such amounts.

(iii)	Following receipt in full by the Issuer of the Spain TRO Additional Issuer Subordinated Advance, the Issuer shall (or shall procure that the Issuer Cash Manager shall) notify the Transaction Agent, the Central Servicer and Finco of such receipt by delivering to the Transaction Agent, the Central Servicer and Finco a TRO Proceeds Confirmation on:

(a)	if received before 5:00 p.m. (GMT), the same day as the receipt by the Issuer of such amounts; and

(b)	if received at or after 5:00 p.m. (GMT), by 11:00 a.m. (GMT) on the next Business Day after receipt by the Issuer of such amounts.

(iv)	Upon and following receipt of the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on its behalf) pursuant to paragraph (iii) above by the Transaction Agent, the Central Servicer and Finco:

(a)	the attorneys appointed under the Spain TRO Power of Attorney shall be entitled to exercise any power and authority pursuant to the Spain TRO Power of Attorney;

(b)	no Liquidation Agent Service Commencement Notice may be served in relation to the Vehicle Fleet in Spain; and

(c)	the Liquidation Agent’s appointment pursuant to the Liquidation Agency Agreement shall be automatically terminated in relation to the Vehicle Fleet in Spain.

(v)	Following the repayment of the Senior Advances as required under paragraph (ii) above:

A.	all Disposal Proceeds in respect of the Vehicle Fleet in Spain received by the Dutch FleetCo, Spanish Branch shall be applied in accordance with the Dutch FleetCo Spanish Post-Enforcement Priority of Payments (the amounts in paragraph (g) (interest) and paragraph (h) (principal) of the Dutch FleetCo Spanish Post-Enforcement Priority of Payments being the “Issuer Spain TRO Amounts”);

B.	the Issuer (or the Issuer Cash Manager on its behalf) shall credit the Issuer Spain TRO Amounts received by the Issuer from Dutch FleetCo, Spanish Branch, into the Issuer Spain TRO Collection Account; and

C.	the Issuer (or the Issuer Cash Manager on its behalf) shall, pursuant to and in accordance with the Issuer Spain TRO Declaration of Trust, apply the amounts standing to the credit of the Issuer Spain TRO Collection Account solely for the purposes of repaying any Spain TRO Additional Issuer Subordinated Advance.

For the avoidance of doubt, the amounts payable by the Issuer under (B) and (C) above in this paragraph shall be paid outside, and not be subject to, any Issuer Priority of Payments.

(vi)	At the election of the Subordinated Lender, the principal amount of the Spain TRO Additional Subordinated Advances to be made by the Subordinated Lender to the Issuer may be reduced by an amount equal to the principal amount of any outstanding Subordinated Advance(s) to be repaid (the “Spain TRO Netted Amount”) by the Issuer to the Subordinated Lender on the relevant Issuer Subordinated Repayment Date (as defined in the Issuer Subordinated Facility Agreement) relating to the Senior Advance Repayment Date of the Senior Advances referred to in paragraph (ii) above. In such event, the Issuer and the Subordinated Lender agree that the Issuer’s obligations to repay the Spain TRO Netted Amount shall be discharged by the Issuer’s agreement to such reduction and no further amounts shal be payable by the Issuer in respect thereof.

6.2.2	Italy

(i)	Following the exercise of the FleetCo Italian Facility Agreement Purchase Option, Finco as the transferee or the assignee shall be bound by all the provisions of the FleetCo Italian Facility Agreement (including the terms incorporated into the FleetCo Italian Facility Agreement) and shall become vested with all rights, powers, duties, obligations and limitations of rights as if originally named as “Party” of the FleetCo Italian Facility Agreement in its capacity as lender to Italian FleetCo.

(ii)	Following receipt of the proceeds received from Finco by the Issuer pursuant to and in accordance with the exercise of the purchase option set out in clause 15.4 (Option) of the FleetCo Italian Facility Agreement (such proceeds, the “Italy TRO Finco Amounts”), the Issuer shall use such Italy TRO Finco Amounts to repay in full:

A.	all outstanding Senior Advances on the relevant Senior Advance Repayment Date of such Senior Advances (and any other amounts due and payable by the Issuer) to Senior Noteholders in an amount corresponding to the Senior Note Principal Amount Outstanding (and all accrued but unpaid interest thereon) of the FleetCo Advances under the FleetCo Italian Facility Agreement on the relevant Senior Advance Repayment Date of such Senior Advances, such amount as notified by the Transaction Agent to the Central Servicer;

B.	the part of the outstanding Subordinated Debt corresponding to the outstanding FleetCo Advances under the FleetCo Italian Facility Agreement,

such amounts in (A) and (B) as notified by the Transaction Agent to the Central Servicer, the Issuer and the Issuer Cash Manager as soon as practicable following the occurrence of the relevant TRO Default and in any event by no later than:

(a)	(in respect of a TRO Default in paragraph (a)(ii) of the definition of “Event of Default”) 1 Business Day following such occurrence; and

(b)	(in respect of any other TRO Default) 2 Business Days following such occurrence,

provided that the Transaction Agent has been notified of such occurrence and has available to it the relevant information to calculate or determine such amounts.

(iii)	Subject to (v) below, following receipt in full by the Issuer of the Italy TRO Finco Amounts, the Issuer shall (or shall procure that the Issuer Cash Manager shall) notify the Transaction Agent, the FleetCo Security Agent, the Central Servicer and Finco of such payment by delivering to the Transaction Agent, the FleetCo Security Agent, the Central Servicer and Finco a TRO Proceeds Confirmation on:

(a)	if received before 5:00 p.m. (GMT), the same day as the receipt by the Issuer of such amounts; and

(b)	if received at or after 5:00 p.m. (GMT), by 11:00 a.m. (GMT) on the next Business Day after receipt by the Issuer of such amounts.

(iv)	Upon and following (a) the exercise of the Italy Repayment Option and (b) the receipt of the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on its behalf) by the Transaction Agent, the FleetCo Security Agent, the Central Servicer and Finco in accordance with paragraph (iii) above:

A.	all references to “Transaction Documents” shall no longer include the Italian Transaction Documents;

B.	no Liquidation Agent Service Commencement Notice may be served in relation to the Vehicle Fleet in Italy; and

C.	the Liquidation Agent’s appointment pursuant to the Liquidation Agency Agreement shall be automatically terminated in relation to the Vehicle Fleet in Italy.

(v)	At the election of Finco, the principal amount of the Italy TRO Finco Amounts to be made by Finco to the Issuer may be reduced by an amount equal to the principal amount of any outstanding Subordinated Advance to be repaid (the “Italy TRO Netted Amount”) by the Issuer to the Subordinated Lender on the relevant Issuer Subordinated Repayment Date (as defined in the Issuer Subordinated Facility Agreement) relating to the Senior Advance Repayment Date of the Senior Advances referred to in paragraph (ii) above. In such event, the Issuer and the Subordinated Lender agree that the Issuer’s obligations to repay the Italy TRO Netted Amount shall be discharged by the Issuer’s agreement to such reduction and no further amounts shall be payable by the Issuer in respect thereof.

(vi)	Promptly following (a) the exercise of the Italy Repayment Option and (b) the receipt of the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on its behalf) by the Transaction Agent, the FleetCo Security Agent, the Central Servicer and Finco in accordance with paragraph (iii) above:

A.	the FleetCo Security Agent shall terminate all FleetCo Italian Security Documents in accordance with the terms thereof; and

B.	the FleetCo Secured Creditors or the FleetCo Security Agent, on behalf of the Italian FleetCo Secured Creditors, shall, at the cost of Italian FleetCo, agree to do and execute, or arrange for the doing and executing of, each act, document and thing requested of it in order to implement and/or give effect to (i) the termination of the FleetCo Italian Security Documents, (ii) the release of the Security granted or created by such FleetCo Italian Security Documents and (iii) the release in full of Italian FleetCo and Italian Opco from all obligations owed by them under the Transaction Documents to which Italian FleetCo and/or Italian Opco is a party, in each case, in accordance with the applicable terms thereof;

6.3	Period during which the Italy Repayment Option and/or the Spain Repayment Option may be exercised

The Italy Repayment Option and the Spain Repayment Option shall only be exercisable by Finco during the grace period relating to the relevant TRO Default.

7	Consequences of Potential Event of Default Prior to an Event of Default

7.1	If a Potential Event of Default occurs in relation to Spanish Opco but prior to such Potential Event of Default becoming an Event of Default, Dutch FleetCo, Spanish Branch may not purchase or order any Vehicle under any supplemental agreement to a Vehicle Purchasing Agreement on or after the date of occurrence of the relevant Potential Event of Default until the earlier of (a) the date on which such Potential Event of Default is remedied to the satisfaction of the FleetCo Security Agent or waived by the FleetCo Security Agent and (b) date of receipt by the Transaction Agent of the TRO Proceeds Confirmation delivered by the Issuer (or the Issuer Cash Manager on its behalf) in accordance with Clause 6.2.1(iii)(b).

7.2	If a Potential Event of Default occurs in relation to Italian Opco but prior to such Potential Event of Default being an Event of Default, Italian FleetCo may not purchase or order any Vehicle under any Vehicle Purchasing Agreement on or after the date of occurrence of the relevant Potential Event of Default until the earlier of (a) the date on which such Potential Event of Default is remedied to the satisfaction of the FleetCo Security Agent or waived by the FleetCo Security Agent and (b) date of receipt by the Transaction Agent of the TRO Proceeds Confirmation delivered by the Issuer (or the Issuer Cash Manager on its behalf) in accordance Clause 6.2.2(iii).

7.3	If a Potential Event of Default or an Event of Default occurs in relation to German Opco, Dutch FleetCo may not purchase or order any Vehicle under the Master German Fleet Purchase Agreement on or after the date of occurrence of the relevant Potential Event of Default until the date on which such Potential Event of Default or Event of Default is remedied to the satisfaction of or waived by the FleetCo Security Agent.

8	Events of Default

8.1	Issuer Events of Default

Each of the events or circumstances set out in Part 1 (Issuer Events of Default) of Schedule 4 (Events of Default) shall be an Issuer Event of Default.

8.2	FleetCo Events of Default

Each of the events or circumstances set out in Part 2 (FleetCo Events of Default) of Schedule 4 (Events of Default) shall be a FleetCo Event of Default.

8.3	Opco Events of Default

Each of the events or circumstances set out in Part 3 (Opco Events of Default) of Schedule 4 (Events of Default) shall be an Opco Event of Default.

8.4	Consequences of Events of Default: Enforcement, Acceleration and Rapid Amortisation

8.4.1	Rapid Amortisation: Following the occurrence of a Rapid Amortisation Event, the Transaction Agent shall deliver a Rapid Amortisation Notice to the Issuer (with a copy to the Issuer Security Trustee and the Central Servicer) and the provisions set out in Clause 9 (Rapid Amortisation) shall immediately apply. The Issuer Security Trustee can assume that no Rapid Amortisation Event has occurred prior to the delivery of a Rapid Amortisation Notice and shall have no liability to any person in this regard.

8.4.2	Enforcement

(a)	Issuer Enforcement Notice

On and at any time after the occurrence of a Rapid Amortisation Commencement Date, the Issuer Security Trustee shall (provided that the Issuer Security Trustee has been directed to do so pursuant to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of the Issuer Intercreditor Terms in Schedule 16 (Issuer Intercreditor Terms) and has been indemnified and/or secured and/or prefunded to its satisfaction and subject to the terms of the Issuer Deed of Charge and the Issuer Intercreditor Terms) deliver an Issuer Enforcement Notice to the Issuer with a copy to the Issuer Cash Manager, the Transaction Agent, the Issuer Hedge Counterparties, the Senior Noteholders and the Central Servicer.

(b)	FleetCo Enforcement Notice

On and at any time after the occurrence of a Rapid Amortisation Commencement Date or, in relation to Spain, the exercise of the Spain Repayment Option, the FleetCo Security Agent shall (provided that the FleetCo Security Agent has been indemnified and/or secured and/or prefunded to its satisfaction) deliver a FleetCo Enforcement Notice to any of the following, as the FleetCo Security Agent is so directed by the Issuer Security Trustee (itself acting in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of the Issuer Intercreditor Terms in Schedule 16 (Issuer Intercreditor Terms)):

(iii)	Dutch FleetCo, Spanish Branch, with a copy to the Spanish Servicer and the Central Servicer;

(iv)	Dutch FleetCo, with a copy to the Central Servicer; and

(v)	Italian FleetCo, with a copy to the Italian Servicer and the Central Servicer.

8.5	Acceleration

8.5.1	Issuer Event of Default

On and at any time after the delivery of an Issuer Enforcement Notice, the Issuer Security Trustee shall (acting in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)) (and provided that the Issuer Security Trustee has been indemnified and/or secured and/or prefunded to its satisfaction and subject to the terms of the Issuer Deed of Charge and the Issuer Intercreditor Terms in Schedule 16 (Issuer Intercreditor Terms) (including without limitation paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) thereof):

(a)	cancel the Total Senior Noteholder Commitments whereupon they shall immediately be cancelled;

(b)	declare that all the Senior Advances, together with accrued interest, all other amounts accrued or outstanding under the Issuer Transaction Documents and all other Issuer Secured Liabilities be immediately due and payable, whereupon they shall become immediately due and payable;

(c)	declare that all the Senior Advances and all other Issuer Secured Liabilities be payable on demand, whereupon they shall immediately become payable on demand by the Issuer Security Trustee acting on the instructions of the Transaction Agent (itself acting on instructions in accordance with Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent)) subject to the Issuer Security Trustee being indemnified and/or secured and/or prefunded to its satisfaction; and/or

(d)	give any directions and/or instructions required to be given pursuant to Clause 8.5.2 (FleetCo Event of Default) below.

8.5.2	FleetCo Event of Default

On and at any time after the delivery of a FleetCo Enforcement Notice, the FleetCo Security Agent may, and shall if so directed in writing by the Issuer Security Trustee (acting in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)):

(a)	declare that all the FleetCo Advances under each FleetCo Facility Agreement, together with accrued interest, all other amounts accrued or outstanding under the FleetCo Transaction Documents and all other FleetCo Secured Liabilities be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(b)	declare that all or part of the FleetCo Advances and all other FleetCo Secured Liabilities be payable on demand, whereupon they shall immediately become payable on demand by the FleetCo Security Agent on the instructions of the Issuer Security Trustee (acting pursuant to Clause 8.5.1 (Issuer Event of Default) above).

9	Rapid Amortisation

Upon delivery of a Rapid Amortisation Notice, the Rapid Amortisation Period shall begin.

9.1	During the Rapid Amortisation Period:

(i)	(a) the Issuer may only request Senior Advances, (b) the Issuer may only make FleetCo Advances and (c) each FleetCo may only request FleetCo Advances if, in each case, the proceeds of such FleetCo Advance and Senior Advances shall be applied by the relevant FleetCo solely for the purposes of funding the purchase of Vehicles (including, in respect of Dutch FleetCo, Spanish Branch only, any VAT in respect of such Vehicles) for which such FleetCo is contractually bound prior to the expiry of the Revolving Period;

(ii)	Clause 8.4.2(a) (Issuer Enforcement Notice) above and Clause 8.5.1 (Issuer Event of Default) shall apply;

(iii)	Clause 8.4.2(b) (FleetCo Enforcement Notice) above and Clause 8.5.2 (FleetCo Event of Default) shall apply;

(iv)	no payments may be permitted to be made by the Issuer to the Subordinated Lender until the Senior Issuer Discharge Date and all other obligations of the Issuer ranking in priority to the Subordinated Advances have been irrevocably and unconditionally discharged in full;

(v)	payments by the Issuer shall be made in accordance with the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments or following delivery of an Issuer Enforcement Notice, the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments;

(vi)	no Servicer or FleetCo Back-up Cash Manager may authorise payments from any of the Dutch FleetCo Spanish Bank Accounts, the Dutch Bank Account, the Dutch FleetCo German Bank Accounts or the Italian Bank Accounts without the consent of the FleetCo Security Agent;

(vii)	without prejudice to the FleetCo Security Documents, the FleetCo Security Agent shall have sole withdrawal rights in respect of any of the Dutch FleetCo Spanish Bank Accounts, the Dutch Bank Account, the Dutch FleetCo German Bank Accounts and the Italian Bank Accounts (as applicable);

(viii)	if a Servicing Transfer Event has occurred, the FleetCo Security Agent may serve a FleetCo Back-up Cash Manager commencement notice to the relevant FleetCo Back-up Cash Manager in accordance with the FleetCo Back-up Cash Management Agreement, instructing it to perform the FleetCo Back-up Cash Management Services;

(ix)	if a Servicing Transfer Event has occurred, the FleetCo Security Agent may serve a Servicer Termination Notice upon the relevant Servicer and deliver a Liquidation Agent Service Commencement Notice to the Liquidation Agent.

Section 5

Changes to Parties and Confidentiality

10	Assignment and Transfer

10.1	Issuer

The Issuer may not, without the prior written consent of the Issuer Security Trustee given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) assign any of its rights, or transfer by novation any of its rights and obligations, under this Agreement except in accordance with the Issuer Transaction Documents.

10.2	FleetCos

No FleetCo may, without the prior written consent of the FleetCo Security Agent given in accordance with Clause 24.4 (Amendments, Waiver and Modifications of FleetCo Transaction Documents by the FleetCo Security Agent), assign any of its rights, or transfer by novation any of its rights and obligations, under this Agreement except in accordance with the FleetCo Transaction Documents.

10.3	Avis Obligors

No Avis Obligor may, without the prior written consent of the FleetCo Security Agent given in accordance with Clause 24.4 (Amendments, Waiver and Modifications of FleetCo Transaction Documents by the FleetCo Security Agent), assign any of its rights, or transfer by novation any of its rights and obligations, under this Agreement except in accordance with the Transaction Documents to which it is a party.

11	Additional Issuer Secured Creditors and Accession of Liquidation Agent

11.1	Acceding Senior Noteholder and Replacement Senior Noteholder

Each Party hereto agrees that any party (other than an Initial Senior Noteholder to which such conditions do not apply) may become a Senior Noteholder if the conditions set out in (in respect of an Acceding Senior Noteholder) Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) and (in respect of a Replacement Senior Noteholder) Clause 21.5 (Replacement Senior Noteholder) of the Issuer Note Issuance Facility Agreement have been satisfied.

11.2	Acceding Issuer Hedge Counterparty

Each Party hereto agrees that any party (an “Acceding Issuer Hedge Counterparty”) may become an Issuer Hedge Counterparty if:

(i)	it delivers to the Issuer, the Issuer Security Trustee, the Transaction Agent and the Issuer Cash Manager a duly completed and executed Accession Deed substantially in the form set out in Part 1 (Form of Accession Deed for Acceding Issuer Hedge Counterparties and Acceding Subordinated Lenders) of Schedule 6 (Forms of Accession Deed) hereto;

(ii)	it delivers to the Issuer Security Trustee and the Transaction Agent a duly completed and executed Issuer Hedging Agreement to which it is a party;

(iii)	the Issuer (or the Issuer shall procure that the Issuer Cash Manager) confirms to the Issuer Security Trustee and the Transaction Agent that no Default is continuing or would occur as a result of the Acceding Issuer Hedge Counterparty becoming an Issuer Secured Creditor; and

(iv)	to the extent that the Senior Notes are rated by one or more Rating Agencies, it has a minimum long-term unsecured rating of “BBB+” by S&P, “BBB+” by Fitch, “Baa1” by Moody’s or “BBB (high)” by DBRS and a minimum short-term unsecured rating of “A-1” by S&P, “P-1” by Moody’s, “F1” by Fitch or “R-1 (mid)” by DBRS or such other ratings required by such Rating Agency or Rating Agencies.

11.3	Acceding Subordinated Lender

Each Party hereto agrees that any party (other than the Subordinated Lender to which such conditions do not apply) (an “Acceding Subordinated Lender”) may become a Subordinated Lender and accede to the terms of this Agreement in accordance with the provisions of the Issuer Subordinated Facility Agreement.

11.4	Acceding Liquidation Agent

Each Party hereto agrees that any party may become a Liquidation Agent, provided that:

(i)	such party enters into a liquidation agency agreement with each FleetCo and the Issuer in form and substance satisfactory to the Transaction Agent and a copy of such liquidation agency agreement when duly executed is delivered to the FleetCo Security Agent and the Transaction Agent;

(ii)	it delivers to the FleetCos, Issuer, the Issuer Security Trustee and the Transaction Agent a duly completed and executed Accession Deed substantially in the form set out in Part 3 (Form of Accession Deed for Acceding Liquidation Agent) of Schedule 6 (Forms of Accession Deed) hereto; and

(iii)	such party accedes to each FleetCo Security Document in accordance with the terms of each such FleetCo Security Document to the satisfaction of the FleetCo Security Agent and the Transaction Agent.

12	Confidentiality

12.1	Each of the Issuer Secured Creditors, FleetCo Secured Creditors and the Transaction Agent agrees that it shall not disclose any Confidential Information to any person whatsoever, save to the extent permitted by Clause 12.2 below.

12.2	Each of the Issuer Secured Creditors, FleetCo Secured Creditors and the Transaction Agent hereto shall use all reasonable endeavours to prevent any disclosure referred to in Clause 12.1, provided, however, that the provisions of Clause 12.1 shall not apply:

(i)	to the disclosure of any information to any of its Affiliates (excluding any Affiliate who, in the reasonable opinion of the Central Servicer, carries on business directly or indirectly in competition with a Vehicle Dealer or Vehicle Manufacturer) and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Issuer Secured Creditor or the Transaction Agent shall consider appropriate if any person to whom the Confidentiality Information is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(ii)	to any person to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Transaction Document and to any of that person’s Affiliates (excluding any Affiliate who, in the reasonable opinion of the Central Servicer, carries on business directly or indirectly in competition with a Vehicle Dealer or Vehicle Manufacturer), Representatives and professional advisers;

(iii)	to any person appointed by any of the Issuer Secured Creditors, the FleetCo Secured Creditors or the Transaction Agent or by a person to whom paragraph (i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Senior Transaction Documents on its behalf;

(iv)	to the disclosure of any information insofar as such disclosure is expressly permitted by any Transaction Document;

(v)	to the disclosure of any information to any potential Acceding Senior Noteholder, potential Acceding Issuer Hedge Counterparty or potential Acceding Subordinated Lender, potential substitute or replacement Transaction Agent or potential substitute or replacement Account Bank (in each case, who receive the same under a duty of confidentiality) to the extent that they would have been entitled to receive such information had they been a party to any Issuer Transaction Document to which a Senior Noteholder, an Issuer Hedge Counterparty, Subordinated Lender, the Transaction Agent or relevant Account Bank (as applicable) is a party;

(vi)	to the disclosure of any information to any person with (or through) whom it enters into (or may potentially enter into) (whether directly or indirectly) any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Transaction Documents and/or one or more of the FleetCos, the Issuer or the Avis Obligors and to any of that person’s Affiliates (excluding any Affiliate who, in the reasonable opinion of the Central Servicer, carries on business directly or indirectly in competition with a Vehicle Dealer or Vehicle Manufacturer), Representatives and professional advisers;

(vii)	to the disclosure of any information to a person who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in the preceding paragraphs;

(viii)	to the disclosure of any information already known to an Issuer Secured Creditor or the Transaction Agent otherwise than as a result of entering into this Agreement and any of the Issuer Transaction Documents;

(ix)	to the disclosure of any information which is or becomes public knowledge otherwise than as a result of the breach of this Agreement;

(x)	to information which is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(xi)	to information which is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(xii)	to the extent only that an Issuer Secured Creditor or a FleetCo Secured Creditor needs to disclose the same for the exercise, protection or enforcement of any of its rights under any of the Transaction Documents or, in the case of the Issuer Security Trustee and FleetCo Secured Creditor and the Transaction Agent, for the purpose of discharging its duties or obligations under or in connection with any of the Transaction Documents to which it is a party in each case to such persons as require to be informed of such information for such purposes;

(xiii)	to the extent that an Issuer Secured Creditor or FleetCo Secured Creditor is required for operational reasons to disclose the same to any of its employees, provided that, before any such disclosure, such Issuer Secured Creditor or FleetCo Secured Creditor shall make the relevant employees aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance with such obligations by such employees;

(xiv)	to the disclosure of any information to a person to whom or for whose benefit that an Issuer Secured Creditor, FleetCo Secured Creditor or the Transaction Agent charges, assigns or otherwise creates Security (or may do so) pursuant to the Transaction Documents;

(xv)	to the disclosure of any information to any Delegate nominee or attorney of the Issuer Security Trustee or the FleetCo Security Agent; or

(xvi)	to the disclosure of any information to its professional advisers and the Rating Agencies (if any) and their professional advisers respectively who receive the same under a duty of confidentiality.

12.3	Any confidentiality undertaking signed by an Issuer Secured Creditor or a FleetCo Secured Creditor pursuant to this Clause 12 (Confidentiality) shall supersede any prior confidentiality undertaking signed by such Issuer Secured Creditor or FleetCo Secured Creditor for the benefit of any member of the Avis Group.

Section 6

Transaction Agent

13	Appointment of the Transaction Agent

13.1	Each of the Senior Noteholders hereby appoints the Transaction Agent to carry out certain functions as set out in this Clause 13 (Appointment of the Transaction Agent).

13.2	Delivery of Compliance Certificates on each Reporting Date

4 Business Days prior to the Initial Senior Advance Drawdown Date and thereafter by 2:00 p.m. (CET) on each Reporting Date in respect of the immediately preceding Calculation Date or, as the case may be, each Intra-Month Reporting Date, in respect of the immediately preceding Intra-Month Cut-Off Date on which such FleetCo or the Issuer (as applicable) is intending to submit a FleetCo Advance Drawdown Notice or a Senior Advance Drawdown (as applicable):

(i)	Dutch FleetCo shall (or shall procure that the Central Servicer) provide the Transaction Agent, the FleetCo Security Agent, the Issuer, the Issuer Security Trustee and the Issuer Cash Manager a FleetCo Compliance Certificate substantially in the form set out in Part 2 (Form of FleetCo Compliance Certificate) of Schedule 7 hereto in respect of the Vehicle Fleet of Dutch FleetCo in Germany;

(ii)	Italian FleetCo shall (or shall procure that the Italian Servicer) provide the Transaction Agent, the FleetCo Security Agent, the Issuer, the Issuer Security Trustee and the Issuer Cash Manager a FleetCo Compliance Certificate substantially in the form set out in Part 2 (Form of FleetCo Compliance Certificate) of Schedule 7 hereto in respect of Italian FleetCo;

(iii)	Dutch FleetCo, Spanish Branch (or shall procure that the Spanish Servicer) shall provide the Transaction Agent, the FleetCo Security Agent, the Issuer, the Issuer Security Trustee and the Issuer Cash Manager a FleetCo Compliance Certificate substantially in the form set out in Part 2 (Form of FleetCo Compliance Certificate) of Schedule 7 hereto in respect of the Vehicle Fleet of Dutch FleetCo, Spanish Branch; and

(iv)	the Issuer shall provide the Transaction Agent, the Issuer Security Trustee and the Issuer Cash Manager an Issuer Compliance Certificate substantially in the form set out in Part 1 (Form of Issuer Compliance Certificate) of Schedule 7 hereto.

13.3	Determinations by the Transaction Agent

Following receipt of the information in Clause 13.2 (Delivery of Compliance Certificates on each Reporting Date) above and using any other information provided to the Transaction Agent under the Transaction Documents, the Transaction Agent shall:

(i)	deliver on each Information Date to each Senior Noteholder, based on all the reports and certificates received by the Transaction Agent under this Agreement, an Investor Report in respect of the immediately preceding calendar month, provided that the provisions of Clause 13.5 (Instructions to Transaction Agent and exercise of discretion) to Clause 13.37 (Exclusion of Liability) apply in full without modification; and

(ii)	allocate reference numbers to each Senior Advance following receipt of the Senior Advance Drawdown Notice from the Issuer or the Issuer Cash Manager on behalf of the Issuer and notify such reference number to the Registrar.

13.4	Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent

13.4.1	Subject to Clause 24 (Consents, Amendments, Waivers and Modifications), the Transaction Agent shall, from time to time (a) agree, consent to or direct the Issuer Security Trustee to agree or consent to, any amendment or modification to or waiver of any provision of any of the Transaction Documents and (b) direct or instruct the Issuer Security Trustee in respect of any of the matters where such instruction is required or contemplated in Clauses 8.4 (Consequences of Events of Default: Enforcement, Acceleration and Rapid Amortisation), 8.5 (Acceleration) and 9 (Rapid Amortisation),

(i)	in respect of the consents, directions, instructions, amendments, waivers or modifications or other matters (including, without limitation, matters relating to enforcement of the Issuer Security and/or the FleetCo Security) set out in Schedule 5 (Amendments and Waiver Consent Requirements) only if so directed by all the Senior Noteholders pursuant to Clause 24.6 (Schedule 5 (Amendments and Waiver Consent Requirements)); and

(ii)	in respect of any other consents, directions, instructions, amendments, waivers, or modifications or any matters (including, without limitation, matters relating to the enforcement of the Issuer Security and/or the FleetCo Security) referred to in this Clause 13.4.1, only if so directed by the Majority Senior Noteholders, in each case, in accordance with and subject to Clause 13.4.2 below.

13.4.2	The Transaction Agent shall only (or shall direct that the Issuer Security Trustee shall only) (a) agree or consent to any amendment or modification to, or waiver of any provision of, this Agreement, or any other Issuer Transaction Document if and (b) give any instructions or directions referred to in Clause 13.4.1 above if it is so directed by the Majority Senior Noteholders or all the Senior Noteholders (as the case may be) as provided in Clause 13.4.1 above.

13.4.3	Any consent, direction, instruction, amendment, waiver or modification of Transaction Document given by the Transaction Agent shall mean, following the irrevocable and unconditional discharge in full of the Senior Noteholder Debt, the Issuer Security Trustee giving such consent, direction, instruction, amendment, waiver or modification if the Issuer Security Trustee is so directed by:

(i)	the Issuer Hedge Counterparties (provided that in the case of the occurrence of a Termination Event or an Event of Default (each as defined in the relevant Issuer Hedging Agreement) in respect of which an Issuer Hedge Counterparty is an Affected Party (as defined in the relevant Issuer Hedging Agreement) or the Defaulting Party (as defined in the relevant Issuer Hedging Agreement), such Issuer Hedge Counterparty shall be excluded); and

(ii)	where all Issuer Hedge Counterparties are excluded under paragraph (i) above or where the Senior Issuer Debt has been irrevocably and unconditionally discharged in full, by the Subordinated Lender.

13.5	Instructions to Transaction Agent and exercise of discretion

(i)	The Transaction Agent shall, subject to it being indemnified and/or secured and/or prefunded to its satisfaction, act, exercise any right, power, authority or discretion vested in it as Transaction Agent (or refrain from acting, exercising any right, power, authority or discretion vested in it as Transaction agent) in accordance with any instructions given to it pursuant to Clause 13.4.1 above.

(ii)	shall be entitled to assume (without liability to any person) that:

(a)	any instructions received by it from a Senior Noteholder is duly given in accordance with the terms of the Transaction Documents and that the relevant Senior Noteholder has all authority and direction to give such instructions; and

(b)	unless it has received actual notice of revocation, that those instructions or directions have not been revoked.

13.6	No Duty to Verify

The Parties hereto acknowledge that the Transaction Agent shall not:

13.6.1	verify any of the data supplied by any Servicer, a FleetCo, any Cash Manager or any FleetCo Back-up Cash Manager;

13.6.2	audit or monitor the activities of any Servicer, a FleetCo, any Cash Manager or any FleetCo Back-up Cash Manager;

13.6.3	confirm the accuracy or validity of any data supplied to any Servicer, a FleetCo, any Cash Manager or the Issuer in respect of any FleetCo Compliance Certificate or Issuer Compliance Certificate or any other report required to be provided to the Transaction Agent under this Agreement; or

13.6.4	verify the accuracy of the representations made by FleetCos pursuant to Clause 4.3.6 (FleetCo Compliance Certificate).

13.7	Senior Advances

The Transaction Agent shall, in respect of each Senior Advance:

(i)	use information from the Issuer Cash Management Report and any other information provided to it under this Agreement (including, without limitation, any financial statements provided by an Avis Obligor) from the preceding Calculation Period to maintain a record of the basis of interest for each Senior Advance, the Senior Advance Interest Periods applicable to such Senior Advance and the accrued interest from time to time in respect of such Senior Advance;

(ii)	on or prior to the Payment Confirmation Date, notify the Central Servicer and the Issuer Cash Manager, from time to time, of the relevant interest applicable to each outstanding Senior Advance; and

(iii)	carry out certain other administrative functions under the Issuer Note Issuance Facility Agreement.

13.8	Italy Repayment Option and Spain Repayment Option

The Transaction Agent shall determine the amounts to be paid under Clauses 6.2.1(ii) and 6.2.2(ii).

13.9	Remuneration of the Transaction Agent

The Issuer shall pay to the Transaction Agent the amounts indicated in the Transaction Agent Fee Letter on the dates specified therein in accordance with the applicable Issuer Priority of Payment.

13.10	Indemnity of the Transaction Agent

13.10.1	Indemnity from Senior Noteholders: The Senior Noteholders shall indemnify the Transaction Agent and anyone appointed by it or to whom any of its functions may be delegated in respect of all liabilities and expenses incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of any functions which it performs and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or properly incurred in disputing or defending any of the foregoing) that any of them may incur or that may be made against any of them arising out of or in relation to or in connection with the exercise of any functions which it performs, except such as may result from the Breach of Duty of the Transaction Agent or anyone appointed by it or to whom any of its functions may be delegated. The Contracts (Rights of Third Parties) Act 1999 shall apply to this Clause 13.10 (Indemnity of the Transaction Agent).

13.10.2	This Clause 13.10 (Indemnity of the Transaction Agent) will continue in full force and effect as regards the Transaction Agent even if it no longer is Transaction Agent.

13.11	Advice

The Transaction Agent may act on the opinion or advice of, or information obtained from, any expert and shall not be responsible to anyone for any loss, damages or costs or any diminution in value or any liability whatsoever occasioned by so acting whether such advice is obtained or addressed to the Issuer, the Transaction Agent or any other person and whether or not the liability of such expert in respect thereof is limited by monetary cap or otherwise. Any such opinion, advice or information may be sent or obtained by letter, fax, electronic mail or other written format and the Transaction Agent will not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error and/or is not authentic.

13.12	Transaction Agent to Assume Performance

The Transaction Agent need not notify anyone of the execution of this Agreement or any of the other Issuer Transaction Documents or do anything to find out if a Default has occurred. Until it has actual knowledge or express notice to the contrary, the Transaction Agent may assume that no such event has occurred and that the Issuer and each of the other parties hereto and thereto is performing all its obligations under this Agreement and the other Issuer Transaction Documents.

13.13	Certificate from the Issuer and the Issuer Secured Creditors

If the Transaction Agent, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any two directors of the Issuer or any other Issuer Secured Creditor as to that fact or to the effect that, in their opinion, that act is expedient and the Transaction Agent need not call for further evidence and will not be responsible for any loss occasioned by acting on such a certificate.

13.14	Deposit of Documents

The Transaction Agent may appoint as custodian, on any terms, any bank or entity whose business includes the safe custody of documents or any lawyer or firm of lawyers believed by it to be of good repute and may deposit this Agreement and any other documents with such custodian and pay all sums due in respect thereof. The Transaction Agent will not be responsible for or required to insure against any Liabilities incurred in connection or any such holding or deposit. The Transaction Agent is not obliged to appoint a custodian of securities payable to bearer.

13.15	Discretion

Save as expressly provided otherwise in this Agreement, the Transaction Agent will have absolute and uncontrolled discretion as to the exercise of its functions and will not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise.

13.16	Agents

Whenever it considers it necessary (acting reasonably) in the interests of the Senior Noteholders, the Transaction Agent may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Transaction Agent (including the receipt and payment of money).

13.17	Delegation

Whenever it considers it necessary (acting reasonably), the Transaction Agent may delegate to any person on any terms (including power to sub-delegate) all or any of its functions.

13.18	Nominees

The Transaction Agent may appoint any person to act as its custodian or nominee on any terms.

13.19	Confidentiality

Unless ordered to do so by a court of competent jurisdiction, the Transaction Agent shall not be required to disclose to any Issuer Secured Creditor any confidential financial or other information made available to the Transaction Agent by the Issuer.

13.20	Determinations Conclusive

As between itself and the Senior Noteholders, the Transaction Agent may determine all questions and doubts arising in relation to any of the provisions of this Agreement. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Transaction Agent, shall be conclusive and shall bind the Transaction Agent and the Senior Noteholders.

13.21	Currency Conversion

Where it is necessary or desirable to convert any sum from one currency to another, it will (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Transaction Agent but having regard to current rates of exchange, if available. Any rate, method and date so specified will be binding on the Issuer and the Senior Noteholders.

13.22	Material Prejudice

The Transaction Agent may determine whether or not an event, matter or thing is materially prejudicial to the interest of one or more Senior Noteholders. Any such determination will be conclusive and binding on all parties hereto.

13.23	Directions of Senior Noteholders or an Issuer Secured Creditor

The Transaction Agent will not be responsible for having acted in good faith, and shall be entitled to rely on without liability, the written direction of the Senior Noteholders, Majority Senior Noteholders or any other proportion of Senior Noteholders contemplated in any Issuer Transaction Document in relation to its duties, obligations, discretions and functions hereunder and under any Transaction Documents or the written direction of the relevant Senior Noteholder in accordance with Clause 13.4.2.

13.24	No Responsibility for Ratings

The Transaction Agent shall have no responsibility for the maintenance or failure to maintain of any rating of the Senior Notes by any Rating Agencies or any other person. Each Senior Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Issuer, and the Transaction Agent shall not at any time have any responsibility for the same and no Senior Noteholder shall rely on the Transaction Agent in respect thereof.

13.25	Consent of the Transaction Agent

Any consent or approval given by the Transaction Agent may be on such terms and subject to such conditions as the Transaction Agent reasonably thinks fit.

13.26	Entitlement of the Transaction Agent

In connection with the exercise of its functions under this Agreement:

13.26.1	Senior Noteholders as a Class: save as expressly provided otherwise in this Agreement, the Transaction Agent shall have regard to the interests of the Senior Noteholders as a class and shall not have regard to the consequences of such exercise for individual Senior Noteholders;

13.26.2	Reliance upon Direction of Senior Noteholders: when required to have regard to the interests of any Senior Noteholder, the Transaction Agent may consult with such Senior Noteholder and shall be entitled to rely upon a written direction from such Senior Noteholder without liability to any person;

13.26.3	Acknowledgement: each of the Senior Noteholders hereby acknowledges and concurs with the provisions of this Clause 13.24 (No Responsibility for Ratings) and each of them agrees that it shall have no claim against the Transaction Agent as a result of the application thereof.

13.27	Deficiency Arising from Tax

The Transaction Agent shall have no responsibility to the Issuer or any Issuer Secured Creditor as regards any deficiency which might arise because the Transaction Agent is subject to any tax.

13.28	No Duty to Monitor

The Transaction agent has no duty to monitor the performance by any party to a Transaction Document of their obligations under the Transaction Documents nor is it obliged (unless indemnified and/or secured to its satisfaction) to take any other action, step or proceeding which may involve the Transaction Agent in any personal liability or expense.

13.29	Title of the Issuer to the Issuer Secured Property

The Transaction Agent shall accept without investigation, requisition or objection such right and title as the Issuer has to any of the Issuer Secured Property and need not examine or enquire into or be liable for any defect or failure in the right or title of the Issuer to the Issuer Secured Property or any part of it whether such defect or failure was known to the Transaction Agent or might have been discovered upon examination or enquiry and whether capable of remedy or not.

13.30	No Liability for Value of Issuer Secured Property

The Transaction Agent will not be liable for any decline in value, nor any loss realised upon any sale or other disposition pursuant to this Agreement of, any of the Issuer Secured Property.

13.31	Validity of Issuer Security

The Transaction Agent assumes no responsibility for the validity, sufficiency or enforceability (which the Transaction Agent has not investigated) of the Issuer Security. The Transaction Agent shall not be liable for any failure, omission or defect in perfecting the Issuer Security intended to be constituted by the Security Documents.

13.32	No Action Required

No provision of this Agreement or any other Transaction Document will:

(i)	require the Transaction Agent to do anything which may be illegal or contrary to applicable law or regulation or the requirements of any regulatory authority or prevent the Transaction Agent from doing anything which is necessary or desirable to comply with any applicable law or regulation or the requirements of any regulatory authority; or

(ii)

require the Transaction Agent, and the Transaction Agent will not be bound, to take any action, step or proceeding or to do anything which may cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers, authorities or discretions or otherwise in connection with this Agreement or any other Transaction Document if it believes that repayment of such funds is not assured to it or it is not indemnified and/or secured and/or prefunded to its satisfaction against such Liability and, for this purpose, the Transaction Agent may demand prior to taking any such action, that there be paid to it advance such sums as it considers (without prejudice to any further demand) sufficient so to indemnify it.

13.33	Instructions

In acting under this Agreement or in relation to any Transaction Document, the Transaction Agent should not be obliged to take any action, step or proceeding or do anything, unless it has been instructed to do so by the requisite proportion of Senior Noteholders pursuant to and in accordance with this Agreement or otherwise directed pursuant to and in accordance with this Agreement and provided that it has been indemnified and/or secured and/or prefunded to its satisfaction.

13.34	Transaction Agent to Assume Accuracy

The Transaction Agent shall not, by the execution of this Agreement, be deemed to make any representation as to the adequacy, sufficiency, validity or enforceability of this Agreement. The Transaction Agent shall not be responsible for the scope or accuracy of any representations, warranties or statements of any party contained herein or in any other Transaction Document or any other document entered into in connection therewith and may assume the accuracy and correctness thereof and shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any such document or any trust or security thereby constituted or evidenced.

13.35	Responsibility for Agents, etc.

If the Transaction Agent exercises reasonable care in selecting any agent or delegate, appointed under this Clause 13 (Appointment of the Transaction Agent) (an “Appointee”), it will not have any obligation to supervise the Appointee or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of the Appointee’s misconduct or default or the misconduct or default of any substitute appointed by the Appointee.

13.36	Duties of the Transaction Agent

The Transaction Agent shall have only those duties, obligations and responsibilities expressly specified in the Transaction Documents to which it is expressed to be a party (and no others shall be implied).

13.37	Exclusion of Liability

13.37.1	Without limiting Clause 13.37.2 below (and without prejudice to any other provision of any Transaction Document excluding or limiting the liability of the Transaction Agent), the Transaction Agent shall not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Transaction Document, unless directly caused by its Breach of Duty;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document; or

(iii)	without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

A.	any act, event or circumstance not reasonably within its control; or

B.	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

13.37.2	No Party (other than the Transaction Agent) may take any proceedings against any officer, employee or agent of the Transaction Agent in respect of any claim it might have against the Transaction Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document and any officer, employee or agent of the Transaction Agent may rely on this Clause 13.37 (Exclusion of Liability) subject to the provisions of the Contracts (Rights of Third Parties) Act 1999.

13.37.3	The Transaction Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Transaction Documents to be paid by the Transaction Agent if the Transaction Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Transaction Agent for that purpose.

13.37.4	Nothing in this Agreement shall oblige the Transaction Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any other Party,

on behalf of any other Party and each Party hereto confirms to the Transaction Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Transaction Agent.

13.37.5

Without prejudice to any provision of any Transaction Document excluding or limiting the Transaction Agent’s liability, any liability of the Transaction Agent arising under or in connection with any Transaction Document shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Transaction Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Transaction Agent at any time which increase the amount of that loss. In no event shall the

Transaction Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Transaction Agent has been advised of the possibility of such loss or damages.

13.37.6	The Transaction Agent may act in relation to the Transaction Documents through its officers, employees and agents and the Transaction Agent shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for, any loss incurred by reason of misconduct, omission or default on the part of, any such person,

unless such error or such loss was directly caused by the Transaction Agent’s Breach of Duty.

13.37.7	Notwithstanding any provision of any Transaction Document to the contrary, the Transaction Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

13.38	Resignation of Transaction Agent and Appointment of Substitute Transaction Agent

13.38.1	The Transaction Agent may resign its appointment hereunder upon not less than three months’ prior written notice to the Issuer, Issuer Security Trustee and the Senior Noteholders, provided that such resignation shall not take effect until a successor has been duly appointed by the Senior Noteholders (or, in the event that the Senior Noteholders have not appointed a successor Transaction Agent by the date following 30 days prior to the expiry of such notice period, by the Transaction Agent) in accordance with the conditions in Clause 13.38.1.

13.38.2	Any change of Transaction Agent under this Clause 13.38 (Resignation of Transaction Agent and Appointment of Substitute Transaction Agent) is subject to the following conditions: (i) the successor Transaction Agent is an Acceptable Bank, and (ii) the Majority Senior Noteholders and the Issuer Security Trustee (in its personal capacity) have consented to such change.

13.38.3	A change of Transaction Agent under this Clause 13.38 (Resignation of Transaction Agent and Appointment of Substitute Transaction Agent) shall only become effective when the proposed successor Transaction Agent agrees with each party hereto, to fulfil the role of Transaction Agent under this Agreement and be bound by the terms of the Relevant Transaction Document in its capacity as a Transaction Agent.

13.38.4	Forthwith upon the appointment of a substitute Transaction Agent in accordance with this Clause 13.38 (Resignation of Transaction Agent and Appointment of Substitute Transaction Agent) the Transaction Agent shall deliver to such substitute all records or data received under the Transaction Documents and being in its possession.

13.38.5	The Transaction Agent agrees that, following the termination of its appointment in accordance with this Clause 13.38 (Resignation of Transaction Agent and

Appointment of Substitute Transaction Agent), it shall continue to be bound by all confidentiality undertakings it has agreed under the Transaction Documents to which it is a party, as though it was still a party to such Transaction Documents.

13.38.6	The appointment of the Transaction Agent hereunder will terminate on the earliest to occur of:

(i)	the termination of appointment by the Majority Senior Noteholders following either a breach of a material obligation of the Transaction Agent under this Agreement or the occurrence of a Third Party Insolvency Event or the commencement of any Third Party Insolvency Proceedings in relation to the Transaction Agent subject to a replacement being appointed subject to the conditions in Clause 13.38.1 above;

(ii)	the Final Maturity Date or, if earlier, the date on which all Senior Issuer Debt is repaid in full; and

(iii)	the appointment of a successor Transaction Agent pursuant to this Clause 13.38 (Resignation of Transaction Agent and Appointment of Substitute Transaction Agent) hereto.

13.38.7	Following receipt by the Transaction Agent of the rating of the Senior Notes by a Rating Agency, the Transaction Agent shall notify the Issuer, the Issuer Account Banks, the FleetCo Account Banks, the Central Servicer and the Issuer Cash Manager of:

(i)	the ratings assigned by such Rating Agency to such Senior Notes; and

(ii)	the ratings in the definition of “Acceptable Bank” as required by such Rating Agency in respect of the FleetCo Account Banks and the Issuer Account Bank.

Section 7

FleetCo Security Agent and Senior Advance Drawdowns

14	FleetCo Security Agent

14.1	Acknowledgement of Appointment of FleetCo Security Agent

14.1.1	Each of the Spanish FleetCo Secured Creditors acknowledges that the FleetCo Security Agent has been appointed to act as its security agent under and in connection with the FleetCo Transaction Documents to which Dutch FleetCo, Spanish Branch is a party and in respect of FleetCo Secured Liabilities owed to it under and in accordance with the Spanish FleetCo Deed of Charge.

14.1.2	Each of the German FleetCo Secured Creditors acknowledges that the FleetCo Security Agent has been appointed under the German FleetCo Deed of Charge to act as its security agent under and in connection with the English Transaction Documents and the Dutch Transaction Documents to which Dutch FleetCo is a party.

14.1.3	Each of the German FleetCo Secured Creditors acknowledges that the FleetCo Security Agent has been appointed under the German FleetCo Deed of Charge to act as its German security trustee (Sicherheitentreuhänder) under and in connection with the German Transaction Documents to which Dutch FleetCo is a party.

14.1.4	Each of the Italian FleetCo Secured Creditors acknowledges that the FleetCo Security Agent has been appointed to act as its security agent under and in connection with the FleetCo Transaction Documents to which Italian FleetCo is a party and in respect of FleetCo Secured Liabilities owed to it under and in accordance with the Italian FleetCo Deed of Charge.

14.2	Instructions to FleetCo Security Agent

14.2.1	Subject to Clause 14.2.3 below, the FleetCo Security Agent:

(i)	shall act (or refrain from exercising any right, power, authority or discretion vested in it as FleetCo Security Agent) in accordance with any instructions given to it by the Issuer Security Trustee (acting on the instructions received by it pursuant to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)) provided that, prior to the delivery of an Issuer Enforcement Notice, the FleetCo Secured Creditors agree that FleetCo Security Agent shall take instructions or directions from:

(a)	prior to the irrevocable and unconditional discharge in full of Senior Noteholder Debt, the Transaction Agent;

(b)

following the irrevocable and unconditional discharge in full of the Senior Noteholder Debt but prior to the irrevocable and unconditional discharge in full of the Issuer Hedging Debt, the Issuer Hedge Counterparties (provided that in the case of the occurrence of a Termination Event or an Event of Default (each as defined in the relevant Issuer Hedging Agreement) in respect of which an Issuer Hedge Counterparty is an Affected Party (as defined in the relevant

Issuer Hedging Agreement) or the Defaulting Party (as defined in the relevant Issuer Hedging Agreement), such Issuer Hedge Counterparty shall be excluded); and

(c)	where all Issuer Hedge Counterparties are excluded under paragraph (b) above or where the Senior Issuer Debt has been irrevocably and unconditionally discharged in full, the Subordinated Lender.

(ii)	shall be entitled to assume that:

(a)	any such instructions received by it are duly given in accordance with the terms of the Transaction Documents; and

(b)	unless it has received actual notice of revocation, that those instructions or directions have not been revoked.

14.2.2	The FleetCo Security Agent shall be entitled to request instructions, or clarification of any direction, from:

(i)	prior to the delivery of an Issuer Enforcement Notice, the Transaction Agent; and

(ii)	upon and following the delivery of an Issuer Enforcement Notice, the Issuer Security Trustee (acting in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of Schedule 16 (Issuer Intercreditor Terms)); and

as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the FleetCo Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

14.2.3	Any instructions given to the FleetCo Security Agent in accordance with this Clause 14.2 (Instructions to FleetCo Security Agent) shall override any conflicting instructions given by any other Parties.

14A Senior Advance Drawdowns, Guarantees and Issuer Letters of Credit

14A.1	Senior Advance Drawdowns

14A.1.1	On the basis that the provisions of Clause 13.5 (Instructions to Transaction Agent and exercise of discretion) to Clause 13.37 (Exclusion of Liability) above apply in full without modification, the Transaction Agent shall, following receipt of each of the following:

(i)	a completed draft Senior Advance Drawdown Notice(s) from the Central Servicer in accordance with the Central Servicing Agreement;

(iii)	one or more completed draft FleetCo Advance Drawdown Notice(s) from the relevant FleetCo (or its related FleetCo Servicer) in accordance with clause 3.2 (FleetCo Advance Drawdown Notice) of the relevant FleetCo Facility Agreement and the Central Servicing Agreement;

(iv)	(as applicable) any no drawing confirmation in accordance with clause 3.2.3 of the relevant FleetCo Facility Agreement and the Central Servicing Agreement; and

(v)	each report and certificate set out in Clause 13.2 (Appointment of the Transaction Agent) and Clause 15 (Provision of Information and Reports) in respect of a FleetCo Advance drawdown and a Senior Advance drawdown, confirm to the Issuer Cash Manager, the Issuer and the Central Servicer by no later than 10:00 a.m. (CET) on or prior to the Information Date or the Intra-Month Information Date (as applicable) whether (so far as it is aware) the Country Asset Value Test and the Issuer Borrowing Base Test in respect of the FleetCo Advance that is proposed to be drawn by the relevant FleetCo and Issuer have been complied with by the relevant FleetCo and the Issuer.

14A.1.2	If the Transaction Agent confirms in accordance with Clause 14A.1.1 above that the Country Asset Value Test and the Issuer Borrowing Base Test have been complied with, the Issuer shall execute the completed Senior Advance Drawdown Notice and any Subordinated Advance Drawdown Notice and the Issuer shall immediately (and in any event by no later than the 1:00 p.m. (CET) on the Information Date or the Intra-Month Information Date (as applicable)) deliver such executed Senior Advance Drawdown Notice and such executed Subordinated Advance Drawdown Notice to the Issuer Cash Manager.

14A.1.3	Following receipt of an executed Senior Advance Drawdown Notice and an executed Subordinated Advance Drawdown Notice, the Issuer Cash Manager shall immediately (and in any event by no later than the 5:00 p.m.(CET) on the Information Date or the Intra-Month Information Date (as applicable)) deliver such executed Senior Advance Drawdown Notice to each Senior Noteholder and such executed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to the Transaction Agent and the Central Servicer. The Issuer Cash Manager will not be liable to any person for any delay or failure to deliver any such Senior Advance Drawdown Notice or any Subordinated Advance Drawdown Notice caused by any delay or failure by the Issuer to deliver such duly signed Senior Advance Drawdown Notice or Subordinated Advance Drawdown Notice, as applicable.

14A.1.4	Notwithstanding the foregoing in this Clause 14A.1 (Senior Advance Drawdowns), the Issuer shall not be obliged to make any FleetCo Advance unless the conditions set out or referred to in Clause 2 (Drawdown Conditions) have been complied with to the satisfaction of the Transaction Agent.

14A.2	Guarantees

14A.2.1	Making of demands under Finco Payment Guarantee

(i)	The Central Servicer shall determine on each Reporting Date (the “Shortfall Notification Date”) whether:

(a)	the Issuer Available Funds on the immediately following Settlement Date are or will be insufficient to satisfy in full all the amounts due and payable by the Issuer on such Settlement Date other than amounts due and payable under the Subordinated Advances (such shortfall, the “Issuer AF Shortfall”); and

(b)	the FleetCo Available Funds of any Country on the immediately following Settlement Date are or will be insufficient to satisfy in full all amounts payable by the relevant FleetCo on such Settlement Date (such shortfall, the “FleetCo AF Shortfall”).

(ii)	If the Central Servicer determines on any Shortfall Notification Date that there shall be:

(a)	an Issuer AF Shortfall; or

(b)	a FleetCo AF Shortfall,

the Central Servicer shall notify the Transaction Agent, the FleetCo Security Agent, the Issuer Security Trustee and the Issuer Cash Manager at or prior to 5:00 p.m. (GMT) on such Shortfall Notification Date of such Issuer AF Shortfall and/or, as the case may be, FleetCo AF Shortfall.

(iii)	If the Central Servicer makes any notification pursuant to paragraph (ii) above, the FleetCo Security Agent shall by 4:00 p.m. (CET) on the Information Date immediately following such Shortfall Notification Date:

(a)	without instruction or direction from any party (notwithstanding the provisions of Clause 14.2 (Instructions to FleetCo Security Agent)), make a demand under the Finco Payment Guarantee in an amount equal to the relevant Issuer AF Shortfall and/or, as the case may be, FleetCo AF Shortfall;

(b)	as part of such demand, direct Finco to credit such amount to the Issuer Transaction Account; and

(c)	following the making of such demand, promptly notify the Transaction Agent that such demand has been made.

(iv)	The FleetCo Security Agent shall not be responsible for ascertaining whether or not there is an Issuer AF Shortfall and/or, as the case may be, a FleetCo AF Shortfall and shall be entitled to rely and act on any information from the Central Servicer and shall have no liability to any person for making the demand or for any delay or failure caused by it not receiving any relevant information in a timely fashion.

14A.2.2	Payments under the Finco Payment Guarantee

Following the making of any demand referred to in Clause 14A.2.1 above, Finco shall, by no later than 10:00 a.m. (CET) on the Lease Payment Date immediately following such Shortfall Notification Date, credit an amount equal to the FleetCo AF Shortfall to the Issuer Transaction Account.

14A.3	Issuer Letters of Credit Demand

14A.3.1

(i)	By 10:00 a.m. GMT on the Lease Payment Date immediately following a Shortfall Notification Date, the Issuer Cash Manager shall notify the Issuer Security Trustee and the Transaction Agent whether:

(a)	the Issuer has received the Issuer AF Shortfall and/or, as the case may be, the FleetCo AF Shortfall; or

(b)	the Central Servicer has confirmed in writing to the Issuer Cash Manager that Finco has made an irrevocable payment instruction in respect of the payment of an amount equal to at least the FleetCo AF Shortfall to the Issuer on or prior to such Lease Payment Date.

(ii)	If the Issuer Cash Manager does not notify that either paragraph (i)(a) or paragraph (i)(b) above has occurred, the Issuer Security Trustee shall, by no later than 5:00 pm (GMT) on the Business Day immediately following the directions referred to in paragraph (a) below, make a Demand (as defined in the relevant Issuer Letter of Credit) in accordance with the relevant Issuer Letter of Credit to each Issuer LC Provider in an amount equal to the Issuer LC Covered Amount pro rata to the Available LC Commitment Amount relating to each such Issuer LC Provider, provided that (this proviso being the “IST Proviso”) the Issuer Security Trustee:

(a)	has been directed to do so by 10.00 am (GMT) on the relevant date pursuant to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of the Issuer Intercreditor Terms in Schedule 16 (Issuer Intercreditor Terms);

(b)	has been provided with a fully completed Demand including the amounts to be claimed thereunder; and

(c)	shall not be responsible for ascertaining whether or not the circumstances listed in paragraph (i)(a) or paragraph (i)(b) above have occurred and shall be entitled to rely and act on any instructions given in accordance with this Clause 14A.3.1 and the Issuer Security Trustee’s only obligation will be to deliver the Demand so provided (subject to the IST proviso) and the Issuer Security Trustee shall have no liability to any person for so doing or for any delay or failure to deliver a Demand caused by it not receiving any relevant information, instructions or the fully completed Demand in a timely fashion.

14A.3.2	At any time following notification to it by the Central Servicer of the occurrence of the Expected Maturity Date:

(i)	the Issuer Security Trustee shall (subject to the IST Proviso mutatis mutandis) by no later than 5:00 pm (GMT) on the Business Day following the Issuer Security Trustee being directed or instructed to do so in accordance with the IST Proviso draw on the Issuer Letters of Credit in an amount equal to the Available LC Commitment in respect of such Issuer LC Provider; and

(ii)	the Issuer shall procure that such amount drawn under (i) above is credited to the Issuer Reserve Account and that the Issuer Cash Manager take into account such amounts in the calculation of the relevant Issuer Available Reserve Account Amount.

14A.3.3	Following the notification by the Central Servicer that the relevant Issuer LC Provider ceases to be an Eligible LC Provider, the Issuer Security Trustee shall (subject to the IST Proviso mutatis mutandis), by no later than 5:00 p.m. (GMT) on the Business Day following the Issuer Security Trustee being directed or instructed to do so in accordance with the IST Proviso, make a Demand to such Issuer LC Provider (as defined in the relevant Issuer Letter of Credit) in an amount equal to the Available LC Commitment Amount in respect of such Issuer LC Provider in accordance with such Issuer Letter of Credit.

Section 8

Reporting Requirements

15	Provision of Information and Reports

15.1	Monthly Central Servicer Reports

15.1.1	The Central Servicer shall provide to the Transaction Agent, the FleetCo Security Agent, the Issuer and the Issuer Cash Manager on or before 2:00 p.m. (CET) on each Reporting Date a Monthly Central Servicer Report setting out information on the assets of the relevant FleetCo as of the Calculation Date immediately preceding such Reporting Date.

15.1.2	Each Monthly Central Servicer Report shall be substantially in the form set out in Part 1 (Form of Monthly Central Servicer Report) of Schedule 10 (Form of Central Servicer Reports)

15.2	FleetCo Cash Management and Lease Reports

15.2.1	Each FleetCo shall (or shall procure that the relevant Opco, in its capacity as Servicer on behalf of its related FleetCo under the Servicing Agreement and as Lessee under the relevant Master Lease Agreement (or in the case of Dutch FleetCo and its German-related activities and assets, the Central Servicer) shall), in respect of the immediately preceding Calculation Period, provide to the Transaction Agent, the FleetCo Security Agent, the Issuer and the Issuer Cash Manager a FleetCo Cash Management and Lease Report, on or prior to 2:00 p.m. (CET) on each Reporting Date.

15.2.2	Each FleetCo Cash Management and Lease Report shall be substantially in the form set out in in Part 2 (Form of FleetCo Cash Management and Lease Report) of Schedule 8 (Forms of Cash Management Reports) hereto.

15.3	Fleet Reports

15.3.1	Each Lessee shall prepare a Fleet Report in respect of Spain, Italy and Germany (as applicable) and in respect of the immediately preceding Calculation Period. Each Lessee shall deliver such Fleet Report, to the relevant FleetCo, each FleetCo Servicer and the Transaction Agent, the FleetCo Security Agent, the Issuer the Issuer Cash Manager on or prior to 2:00 p.m. (CET) on each Reporting Date.

15.3.2	Each Fleet Report shall be substantially in the form set out in Schedule 9 (Form of Fleet Report).

15.4	Issuer Cash Management Reports

The Issuer Cash Manager shall, in respect of the immediately preceding Calculation Period, on or prior to 5:00 pm (GMT) on the Business Day falling after each Information Date or such other dates or times as reasonably requested in writing by the Transaction Agent (provided that, if so requested, the Issuer Cash Manager shall not be required to provide such report earlier than 2 Business Days following such request) provide the Transaction Agent, the Issuer and the Issuer Security Trustee with a copy to the Central Servicer, an Issuer Cash Management Report.

15.5	Intra-Month Central Servicer Report

15.5.1	The Central Servicer shall provide the Transaction Agent, the FleetCo Security Agent, the Issuer and the Issuer Cash Manager an Intra-Month Central Servicer Report in respect of the immediately preceding Calculation Period on or prior to 2:00 p.m. (CET) 4 Business Days prior to:

(i)	a drawdown of the FleetCo Advance, in each case, for a drawdown on a Business Day other than on a Settlement Date (save in respect of a drawdown of one or more FleetCo Advance(s) under a FleetCo Facility Agreement in an amount less than or equal to the outstanding FleetCo Advance(s) under the same FleetCo Facility Agreement that are repaid on the same date); or

(ii)	a proposed withdrawal from any Issuer Account by the Issuer and/or any FleetCo Account by FleetCo in accordance with Clause 4.1.35(v) (Withdrawals from Issuer Transaction Account) or Clause 4.3.43(d)(ii)(B) (Withdrawals from FleetCo Bank Accounts), respectively.

15.5.2	Each Intra-Month Central Servicer Report shall be substantially in the form set out in Part 2 (Form of Intra-Month Central Servicer Report) of Schedule 10 (Form of Central Servicer Report) hereto.

15.6	Designation of Vehicles

For the purposes of the preparation and delivery of a Monthly Central Servicer Report or an Intra-Month Central Servicer Report (as applicable), the relevant FleetCo Servicer may designate:

(a)	Eligible Vehicles in the relevant Country as “Non-Eligible Vehicles”; and

(b)	Non-Eligible Vehicles in the relevant Country as “Eligible Vehicles” only if such Vehicles satisfy all of the eligibility criteria set out in the definition of “Eligible Vehicles”.

Section 9

Miscellaneous

16	Parallel Debt

16.1	Notwithstanding any other provision in any FleetCo Transaction Document, Dutch FleetCo hereby irrevocably and unconditionally, by way of an independent acknowledgement of indebtedness, undertakes to pay to the FleetCo Security Agent as a creditor in its own right and not as a representative of the relevant FleetCo Secured Creditors (excluding the FleetCo Security Agent), as and when those amounts are due under the relevant FleetCo Transaction Document, amounts equal to:

(i)	the amount of the FleetCo German Secured Liabilities (excluding any liabilities owed to the FleetCo Security Agent); and

(ii)	the amount of the FleetCo Spanish Secured Liabilities (excluding any liabilities owed to the FleetCo Security Agent).

16.2	Dutch FleetCo and the FleetCo Security Agent acknowledge that the obligations of Dutch FleetCo under Clause 16.1(i) above (the “German Parallel Debt”) and under Clause 16.1(ii) above (the “Spanish Parallel Debt”) are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of Dutch FleetCo being:

(i)	the FleetCo German Secured Liabilities (excluding any liabilities owed to the FleetCo Security Agent); and

(ii)	FleetCo Spanish Secured Liabilities (excluding any liabilities owed to the FleetCo Security Agent)

(in either case a “Corresponding Debt”) nor shall the amounts for which Dutch FleetCo is liable under the German Parallel Debt or the Spanish Parallel Debt, as applicable, be limited or affected in any way by its respective Corresponding Debt provided that:

(a)	the relevant Parallel Debt shall be decreased to the extent that the associated Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(b)	the relevant Corresponding Debt shall be decreased to the extent that the associated Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(c)	the amount of the relevant Parallel Debt shall at all times be equal to the amount of the associated Corresponding Debt.

16.3	The relevant Parallel Debt will become due, if and to the extent that the associated Corresponding Debt has become due.

16.4	For the purpose of this Clause 16 (Parallel Debt), the FleetCo Security Agent acts in its own name and not as a trustee, and its claims in respect of either Parallel Debt shall not be held on trust. The FleetCo Security to be granted under the FleetCo Dutch Security Documents to the FleetCo Security Agent to secure the relevant Parallel Debt will be granted to the FleetCo Security Agent in its capacity as creditor of the relevant Parallel Debt and shall not be held on trust.

16.5	All monies received or recovered by the FleetCo Security Agent pursuant to this Clause 16 (Parallel Debt), and all amounts received or recovered by the FleetCo Security Agent from or by the enforcement of any FleetCo Security granted to secure either Parallel Debt, shall be applied in accordance with the relevant FleetCo Post-Enforcement Priorities of Payments, the German FleetCo Deed of Charge and the relevant FleetCo Dutch Security Documents, as appropriate.

16.6	Without limiting or affecting the FleetCo Security Agent’s rights against Dutch FleetCo (whether under this Clause 16 (Parallel Debt) or under any other provision of the FleetCo Transaction Documents), Dutch FleetCo acknowledges that:

(i)	nothing in this Clause 16 (Parallel Debt) shall impose any obligation on the FleetCo Security Agent to advance any sum to Dutch FleetCo or otherwise under any FleetCo Transaction Document; and

(ii)	for the purpose of any vote taken under any FleetCo Transaction Document or the FleetCo Security Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Senior Noteholder, if applicable.

17	Security Interests: Acknowledgements

Each of the Parties hereby acknowledges:

(i)	the Security Interests made or granted by the Issuer under the Issuer Deed of Charge;

(ii)	the Security Interests made or granted by Dutch FleetCo under the FleetCo German Security Documents, the FleetCo Dutch Security Documents and the German FleetCo Deed of Charge;

(iii)	the Security Interests made or granted by Dutch FleetCo, Spanish Branch under the FleetCo Spanish Security Documents and the Spanish FleetCo Deed of Charge; and

(iv)	for the purposes of Article 1264 and 2800 (as the case may be) of the Italian Civil Code, the Security Interests made or granted by (A) Italian FleetCo under the FleetCo Italian Security Documents and the Italian FleetCo Deed of Charge and (B) the Issuer under the Issuer Deed of Charge.

18	Issuer Intercreditor Terms

Each of the Issuer and the Issuer Secured Creditors shall comply with the Issuer Intercreditor Terms, the Issuer Intercreditor Terms shall be binding on the Issuer and each of the Issuer Secured Creditors and the Issuer and the Issuer Secured Creditors shall be bound to give effect to the Issuer Intercreditor Terms.

19	Notices

19.1	Communications in Writing

Any communication to be made under or in connection with this Agreement, the Issuer Transaction Documents or the FleetCo Transaction Documents shall be made in writing and, unless otherwise stated, may be made by facsimile or letter.

19.2	Addresses

Any communication to be made under or in connection with this Agreement, the Issuer Transaction Documents and the FleetCo Transaction Documents shall be sent to the address, email address or facsimile number (and the department or officer, if any, for whose attention the communication is to be made) of the interested party set out in Schedule 12 (Notice Details) to this Agreement, or any substitute address, email address, facsimile number or department or officer as the relevant party may notify to the other parties by not less than five Business Days’ notice.

19.3	Delivery

19.3.1	Any communication or document made or delivered by one person to another under or in connection with this Agreement, the Issuer Transaction Documents or the FleetCo Transaction Documents shall only be effective:

(i)	if by way of facsimile, when received in legible form; or

(ii)	if by way of letter, when delivered personally or on actual receipt,

(iii)	and, if a particular department or officer is specified as part of its address details provided under Clause 19.2 (Addresses), if addressed to that department or officer.

19.3.2	Any communication or document to be made or delivered to the Issuer, the Issuer Security Trustee, the Issuer Corporate Services Provider or the FleetCo Holdings Corporate Services Provider will be effective only when actually received by the Issuer, the Issuer Security Trustee, the Issuer Corporate Services Provider or the FleetCo Holdings Corporate Services Provider (as applicable) and then only if it is expressly marked for the attention of the department or officer specified in Schedule 12 (Notice Details) to this Agreement (or any substitute department or officer as the Issuer, the Issuer Security Trustee, the Issuer Corporate Services Provider or the FleetCo Holdings Corporate Services Provider shall specify for this purpose).

19.3.3	Any communication or document to be made or delivered to a FleetCo or the FleetCo Security Agent or its relevant FleetCo Servicer will be effective only when actually received by such FleetCo or such FleetCo Security Agent or its relevant FleetCo Servicer and then only if it is expressly marked for the attention of the department or officer specified in Schedule 12 (Notice Details) to this Agreement (or any substitute department or officer as the FleetCo or the FleetCo Security Agent or the relevant FleetCo Servicer shall specify for this purpose).

19.4	Notification of Address and Facsimile Number

Promptly upon changing its own address or facsimile number, the Issuer or, as the case may be, the relevant FleetCo or the relevant FleetCo Servicer shall notify the other parties.

19.5	Electronic Communication

19.5.1	Subject to sub-Clause 19.3.3, any communication to be made between (i) the Issuer and an Issuer Secured Creditor under or in connection with the Issuer Transaction Documents, (ii) a FleetCo and a FleetCo Secured Creditor under or in connection with the FleetCo Transaction Documents or (iii) a Servicer or Opco and a FleetCo under or in connection with any other Transaction Documents to which it is a party may be made by electronic mail or other electronic means, if the relevant parties:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

19.5.2	Any electronic communication made between (i) the Issuer and an Issuer Secured Creditor under or in connection with the Issuer Transaction Documents, (ii) a FleetCo and a FleetCo Secured Creditor under or in connection with the FleetCo Transaction Documents or (iii) a Servicer or Opco and a FleetCo under or in connection with any other Transaction Documents to which it is a party will be effective only when actually received in readable form and only if it is addressed in such a manner as the relevant party may specify for this purpose.

19.6	Deemed Receipt

Notwithstanding any other provision in this Clause 19 (Notices), any communication from any party to any other under this Agreement shall be effective (if by fax) when the relevant delivery receipt is received by the sender, (if in writing) when delivered and (if by electronic communication) when the relevant receipt of such communication being read is given, or where no read receipt is requested by the sender, at the time of sending, provided that no delivery failure notification is received by the sender within 24 hours of sending such communication; provided that any communication which is received (or deemed to take effect in accordance with the foregoing) outside business hours or on a non-business day in the place of receipt shall be deemed to take effect at the opening of business on the next following business day in such place. Any communication delivered to any party under this Trust Deed which is to be sent by fax or electronic communication will be written legal evidence.

19.7	English Language

19.7.1	Unless otherwise provided, any notice given under or in connection with any Transaction Document must be in English.

19.7.2	All other documents provided under or in connection with any Transaction Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by or any party thereto, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document or the laws of the relevant country specify that the original language version shall prevail.

20	Termination of Framework Agreement

Following the earlier to occur of (i) the Final Maturity Date and (ii) the irrevocable and unconditional discharge in full of all the obligations of the Parties hereto (such earlier date, the “FA Termination Date”), this Agreement shall be terminated, save that the obligations in Clause 12 (Confidentiality) are continuing and shall survive and remain binding on each Issuer Secured Creditor, FleetCo Secured Creditor and the Transaction Agent for a period of twelve months from the FA Termination Date.

21	Calculations and Certificates

21.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Transaction Document, the entries made in the accounts maintained by an Issuer Secured Creditor or a FleetCo Secured Creditor (as applicable) are prima facie evidence of the matters to which they relate.

21.2	Certificates and Determinations

Any certification or determination by an Issuer Secured Creditor, a FleetCo Secured Creditor or the Transaction Agent of a rate or amount under any Transaction Document to which it is a party is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

22	Partial Invalidity

If, at any time, any provision of the Transaction Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

23	Remedies and Waivers

No failure to exercise or any delay in exercising, on the part of any Issuer Secured Creditor, any FleetCo Secured Creditor or the Transaction Agent, any right or remedy under the Transaction Documents to which it is a party shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement may be exercised as often as necessary, are cumulative and not exclusive of any rights or remedies provided by law and may be waived only in writing and specifically.

24	Consents, Amendments, Waivers and Modifications

24.1	General principles

24.1.1	Subject to Clause 24.2 (Framework Agreement: Relevant Parties Consent Only) to Clause 24.8 (Issuer Hedging Agreements) below and Schedule 5 (Amendments and Waiver Consent Requirements), any term of a Transaction Document may be amended, waived or modified only with the consent and agreement of:

(i)	each party to the relevant Transaction Document; and

(ii)	(prior to the delivery of an Issuer Enforcement Notice) the Transaction Agent or (upon and following the delivery of an Issuer Enforcement Notice) the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)).

24.1.2	Any such amendment, waiver or modification in respect of a Transaction Document made in accordance with this Clause 24 (Consents, Amendments, Waivers and Modifications) and Schedule 5 (Amendments and Waiver Consent Requirements) shall be binding on all the parties to such Transaction Documents and all parties shall be bound to give effect to it (including executing any amendment documents).

24.1.3	Each Party hereto acknowledges that any consents, amendments, waivers or modifications:

(i)	under any Transaction Document to which is a party; and

(ii)	to which this Clause 24 (Consents, Amendments, Waivers and Modifications) applies,

shall be subject to this Clause 24 (Consents, Amendments, Waivers and Modifications).

24.1.4	Unless expressly stated otherwise in this Clause 24 (Consents, Amendments, Waivers and Modifications), this Clause 24 (Consents, Amendments, Waivers and Modifications) overrides anything in the Transaction Documents to the contrary.

24.2	Framework Agreement: Relevant Parties Consent Only

Subject to Schedule 5 (Amendments and Waiver Consent Requirements) the following Clauses in this Agreement may be amended, waived or modified without the consent of all Parties hereto and such amendment, waiver or modification shall be binding on all Parties hereto, provided that the prior consent of the relevant Party or Parties set out below is obtained:

(i)	Clause 2 (Drawdown Conditions), Clause 3 (Representations and Warranties), Clause 4 (General Undertakings), Clause 5 (Scheduled Amortisation), Clause 6 (Country Repayment Option), Clause 7 (Consequences of Default Prior to an Event of Default), Clause 8 (Events of Default), Clause 9 (Rapid Amortisation), Schedule 4 (Events of Default), Schedule 5 (Amendments and Waiver Consent Requirements) and Schedule 7 (Forms of Compliance Certificates): the prior written consent of each of the Parties set out below:

(a)	the Transaction Agent (acting pursuant to Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent));

(b)	the Issuer Security Trustee (acting pursuant to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee));

(c)	the FleetCo Security Agent;

(d)	the relevant Opco;

(e)	the relevant FleetCo;

(f)	the Central Servicer;

(g)	the Issuer; and

(h)	the Parent;

(ii)	Clause 10 (Assignment and Transfer) and Clause 11 (Additional Issuer Secured Creditors and Liquidation Agent): only the prior written consent of each of the Issuer, the Subordinated Lender, the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)) and the Transaction Agent is required, save that in respect of Clause 11.4 (Acceding Liquidation Agent), only the prior written consent of the Transaction Agent and the Central Servicer shall be required;

(iii)	Clause 13 (Appointment of the Transaction Agent): only the prior written consent of the Transaction Agent (acting on the instructions of the Majority Senior Noteholders), the Issuer, the Central Servicer and the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) is required;

(iv)	Clause 14.1 (Acknowledgement of Appointment of FleetCo Security Agent): in respect of Clause 14.1.1, only the prior written consent of each of Spanish FleetCo Secured Creditors and the FleetCo Security Agent is required; in respect of Clause 14.1.2, only the prior written consent of each of German FleetCo Secured Creditors and the FleetCo Security Agent is required; and in respect of Clause 14.1.4, only the prior written consent of each of Italian FleetCo Secured Creditors and the FleetCo Security Agent is required;

(v)	Clause 14.2 (Instructions to FleetCo Security Agent): only the prior written consent of the FleetCo Security Agent and the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee));

(vi)	Clause 14A (Senior Advance Drawdowns, Guarantees and Issuer Letters of Credit): only the prior written consent of the following is required:

(i)	the Transaction Agent (acting pursuant to Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by Transaction Agent));

(j)	(in respect of the provisions therein relating to the Avis Europe Payment Guarantee and the Issuer Letter of Credit only) the Issuer Cash Manager, the Issuer Security Trustee (acting pursuant to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)) and Avis Europe;

(k)	(in respect of the provisions therein relating to the Finco Payment Guarantee only) the FleetCo Security Agent and Finco;

(l)	the Central Servicer; and

(m)	the Parent;

(vii)	Clause 15 (Provision of Information and Reports): only the prior written consent of each of the Issuer, the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)), the Transaction Agent and the FleetCo Servicers is required;

(viii)	Schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances): the prior written consent of:

(a)	the Transaction Agent (acting on the instructions of the Majority Senior Noteholders);

(b)	the Central Servicer;

(c)	the Issuer;

(d)	the relevant FleetCo (if relating to any additional condition precedent to a FleetCo Advance or an amendment to or modification of an existing condition precedent to a FleetCo Advance); and

(e)	the Parent;

(ix)	Schedule 3 (Priorities of Payments):

(a)	(in respect of Issuer Priorities of Payments) only the prior written consent of each of the Issuer Secured Creditors shall be required, save that the consent of the relevant Issuer Secured Creditor is not required in respect of a proposed amendment, waiver or modification which does not relate to, or does not adversely affect, any payment to such Issuer Secured Creditor;

(b)	(in respect of the Dutch FleetCo German Pre-Enforcement Priority of Payments and the Dutch FleetCo German Post-Enforcement Priority of Payments) the prior written consent of each of the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)), the German FleetCo Secured Creditors and the FleetCo Security Agent shall be required, save that the consent of the relevant FleetCo Secured Creditor is not required in respect of a proposed amendment, waiver or modification which does not relate to, or does not adversely, affect any payment to such FleetCo Secured Creditor;

(c)	(in respect of the Dutch FleetCo Spanish Pre-Enforcement Priority of Payments and the Dutch FleetCo Spanish Post-Enforcement Priority of Payments) the prior written consent of each of the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)), the Spanish FleetCo Secured Creditors and the FleetCo Security Agent shall be required, save that the consent of the relevant FleetCo Secured Creditor is not required in respect of a proposed amendment, waiver or modification which does not relate to, or does not adversely affect, any payment to such FleetCo Secured Creditor; and

(d)	(in respect of the Italian FleetCo Pre-Enforcement Priority of Payments and the Italian FleetCo Post-Enforcement Priority of Payments) the prior written consent of each of the Issuer Security Trustee (given in accordance 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)), Clause 24.3 the Italian FleetCo Secured Creditors and the FleetCo Security Agent shall be required, save that the consent of the relevant FleetCo Secured Creditor is not required in respect of a proposed amendment, waiver or modification which does not relate to, or does not adversely affect, any payment to such FleetCo Secured Creditor;

(x)	Schedule 6 (Forms of Accession Deed) and Schedule 11 (Form of Investor Report): only the prior written consent of the Issuer, the Subordinated Lender, the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)) and the Transaction Agent is required;

(xi)	Schedule 8 (Forms of Cash Management Reports): only the prior written consent of:

(a)	(in respect of Part 1 (Form of Issuer Cash Management Report) of Schedule 8 (Forms of Cash Management Reports) the Issuer, the Issuer Cash Manager, the Issuer Security Trustee (given in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)) and the Transaction Agent is required;

(b)	(in respect of Part 2 (Form of FleetCo Cash Management and Lease Report) of Schedule 8 (Forms of Cash Management Reports)), the Transaction Agent, the FleetCo Servicers and the FleetCo Security Agent is required, in each case, without prejudice to the obligation of the Issuer Cash Manager to deliver an Issuer Cash Management Report and the obligation of the Central Servicer to deliver a FleetCo Cash Management and Lease Report in substantially in the form set out in Schedule 8 (Forms of Cash Management Reports) and in form and substance satisfactory to the Transaction Agent;

(xii)	Schedule 9 (Form of Fleet Report): only the prior written consent of the Transaction Agent, the FleetCo Servicers and the FleetCo Security Agent is required;

(xiii)	Schedule 10 (Form of Central Servicer Reports): only the prior written consent of the Transaction Agent, the Central Servicer and the FleetCo Security Agent is required;

(xiv)	Schedule 12 (Notice Details): only the prior written consent of the relevant Person to which the notice details relate is required;

(xv)	Schedule 13 (Form of Issuer Letter of Credit), Schedule 14 (Forms of Drawdown Notices) and Schedule 15 (Forms of Closing and Solvency Certificate): the prior written consent of each of the Parties set out below shall be required:

(a)	the Transaction Agent (acting pursuant to Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent));

(b)	the Issuer Security Trustee (acting pursuant to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee);

(c)	the FleetCo Security Agent; and

(d)	the Central Servicer; and

(xvi)	Schedule 16 (Issuer Intercreditor Terms): only the prior written consent of each of the Issuer and each of the Issuer Secured Creditors is required, save that the consent of the relevant Issuer Secured Creditor is not required in respect of a proposed amendment, waiver or modification which does not relate, or does not adversely affect, any payment to such Issuer Secured Creditor.

24.3	Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee

24.3.1	Subject to Clause 24.3.5, if a request is made to the Issuer Security Trustee by the Issuer or the FleetCo Security Agent or any other person to give its consent or approval to any event, matter or thing, or give any directions or instructions in respect of any event, matter or thing (including, without limitation, any matter relating to the enforcement of the Issuer Security or any amendment or modification to or waiver of any provision of the Transaction Documents or any determination that an Event of Default shall not be treated as such), then the Issuer Security Trustee shall give its consent or approval, direction or instruction or direct the FleetCo Security Agent to give its consent or approval or give any instruction or direction in relation to that event, matter or thing only if so directed in writing in accordance with paragraph 8 (Instructions to the Issuer Security Trustee and exercise of discretion) of Schedule 16 (Issuer Intercreditor Terms).

24.3.2	The Issuer shall promptly:

(i)	send to each of the Issuer Security Trustee and the Transaction Agent a copy of any report, notice or certification received by the Issuer pursuant to the Transaction Documents;

(ii)	inform each of the Issuer Security Trustee and the Transaction Agent of the occurrence of, or is otherwise aware of, any Default of which it has received written notice and the steps, if any, being taken to remedy it to the extent it is aware of any such steps; and

(iii)	inform each of the Issuer Security Trustee, the Transaction Agent and each relevant Rating Agency (to the extent that any outstanding Senior Notes are rated by such Rating Agency) of the occurrence and content of any waiver or amendment made or given pursuant to this Clause 24 (Consents, Amendments, Waivers and Modifications).

24.3.3	Implementation of modifications, consents, waivers and releases

As soon as reasonably practicable after the giving of its consent or its agreement to waive or modify any event, matter or thing in respect of a Transaction Document in accordance with this Clause 24 (Consents, Amendment, Waivers and Modifications), each of the parties to such Transaction Document shall, at the cost of the Issuer execute and deliver any deeds, documents or notices as may be required to be executed and/or delivered (in the case of any such deeds, documents or notices to be executed by the Issuer Security Trustee, in form and substance satisfactory to the Issuer Security Trustee) in order to give effect to the relevant matter or thing which the Issuer Security Trustee has consented to or agreed to waive or modify.

24.3.4	Binding force and authority to sign

(i)	Any modification, agreement, waiver granted or consent given by the Issuer Security Trustee in respect of any Transaction Document in accordance with the provisions of this Agreement shall be binding on all the parties to this Agreement (including in respect of the Transaction Documents to which they are party) and all such parties shall be bound to give effect to it (including in respect of the Transaction Documents to which they are party).

(ii)	The Issuer Security Trustee is hereby authorised by each Issuer Secured Creditor (other than the Subordinated Lender and Finco) to execute and deliver on its behalf all documentation required pursuant to this Clause to implement any modification or the terms of any waiver or consent granted by the Issuer Security Trustee in respect of any Transaction Document pursuant to and in accordance with this Clause 24.3 (Amendments, Directions, Instructions, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and such execution and delivery by the Issuer Security Trustee shall bind each Issuer Secured Creditor (other than the Subordinated Lender and Finco) under each of such Transaction Documents as if such documentation had been duly executed by it.

24.3.5	Nothing contained in this Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) shall oblige the Issuer Security Trustee to agree to any amendment, waiver or grant of any consent, approval, or make any determination or give any direction or instructions to the FleetCo Security Agent to do any of the foregoing which, in the sole opinion of the Issuer Security Trustee, would have the effect of (a) exposing the Issuer Security Trustee to any liability against which it has not been indemnified and/or secured and/or prefunded to its satisfaction or (b) increasing its obligations or duties or decreasing the protections of the Issuer Security Trustee.

24.4	Amendments, Waiver and Modifications of FleetCo Transaction Documents by the FleetCo Security Agent

24.4.1	Subject to Clause 24.4.5, if a request is made to the FleetCo Security Agent by the Issuer or any other person to give its consent or approval to any event, matter or thing, or give any directions or instructions in respect of any event, matter or thing (including, without limitation, any matter relating to the enforcement of any FleetCo Security), then the FleetCo Security Agent shall give its consent or approval, direction or instructions in relation to that event, matter or thing only if so directed in writing by the parties set out in Clause 14.2 (Instructions to FleetCo Security Agent) above.

24.4.2	Each FleetCo shall promptly:

(i)	inform the FleetCo Security Agent and the Transaction Agent of the occurrence of any Default of which it has received notice and the steps, if any, being taken to remedy it to the extent it is aware of any such steps; and

(ii)	inform the FleetCo Security Agent and the Transaction Agent of the occurrence and content of any waiver or amendment to which it has provided consent pursuant to this Clause 24 (Consents, Amendments, Waivers and Modifications).

24.4.3	Implementation of modifications, consents, waivers and releases

As soon as reasonably practicable, and in any event not later than 5 Business Days after the giving of its consent or its agreement to waive or modify any event, matter or thing in respect of a FleetCo Transaction Document in accordance with this Clause 24.4 (Amendments, Waiver and Modifications of FleetCo Transaction Documents by the FleetCo Security Agent), each of the parties to such FleetCo Transaction Document shall, at the cost of the relevant FleetCos, execute and deliver any deeds, documents or notices as may be required to be executed and/or delivered (each in form and substance satisfactory to the FleetCo Security Agent) in order to give effect to the relevant matter or thing which the FleetCo Security Agent has consented to or agreed to waive or modify.

24.4.4	Binding force and authority to sign

(i)	Any modification, agreement, waiver granted or consent given by the FleetCo Security Agent in respect of a FleetCo Transaction Document in accordance with the provisions of this Agreement shall be binding on all the parties to such FleetCo Transaction Document (to the extent that such parties are parties to this Agreement) and all the parties to such FleetCo Transaction Document shall be bound to give effect to it.

(ii)	The FleetCo Security Agent is hereby authorised by each other FleetCo Secured Creditor (other than the Central Servicer) to execute and deliver on its behalf all documentation required pursuant to this Clause to implement any modification or the terms of any waiver or consent granted by the FleetCo Security Agent in respect of any FleetCo Transaction Document pursuant to and in accordance with Clause 24.4 (Amendments, Waivers and Modifications of FleetCo Transaction Documents by the FleetCo Security Agent) and such execution and delivery by the FleetCo Security Agent shall bind each FleetCo Secured Creditor (other than the Central Servicer) under each of such FleetCo Transaction Document as if such documentation had been duly executed by it.

24.4.5	Nothing contained in this Clause 24.4 (Amendments, Waiver and Modifications of FleetCo Transaction Documents by the FleetCo Security Agent) shall oblige the FleetCo Security Agent to agree to any amendment, waiver or grant of any consent which, in the sole opinion of the FleetCo Security Agent, would have the effect of (a) exposing the FleetCo Security Agent to any liability against which it has not been indemnified and/or secured and/or prefunded to its satisfaction or (b) increasing its obligations or duties or decreasing the protections of the FleetCo Security Agent.

24.5	Amendments to Certain Definitions in Master Definitions Agreement

24.5.1	Subject to Schedule 5 (Amendments and Waiver Consent Requirements), the definitions of “Fee Letters” and “Senior Noteholder Fee Letter” in the Master Definitions Agreement and the terms of any Fee Letter or Senior Noteholder Fee Letter and may be amended or modified without the consent of all Parties hereto and such amendment, waiver or modification shall be binding on all Parties hereto, provided that the prior consent of the following Parties are obtained:

(i)	the Transaction Agent;

(ii)	the Senior Noteholders;

(iii)	the Issuer; and

(iv)	Finco.

24.5.2	Subject to Schedule 5 (Amendments and Waiver Consent Requirements), the definition of “Transaction Agent Fee Letter” and any definitions used therein in the Master Definitions Agreement and the terms of any Fee Letter or Senior Noteholder Fee Letter may be amended or modified without the consent of all Parties hereto and such amendment, waiver or modification shall be binding on all Parties hereto, provided that the prior consent of the following Parties are obtained:

(i)	the Transaction Agent; and

(ii)	the Central Servicer.

24.5.3	Subject to Schedule 5 (Amendments and Waiver Consent Requirements), the definitions of “Lease Payment Date”, “Lease Determination Date”, “FleetCo Determination Date”, “Issuer Determination Date”, “Reporting Date”, “Intra-Month Reporting Date”, “Information Date”, “Intra-Month Information Date”, “Interest Determination Date”, “Intra-Month Interest Determination Date”, “Payment Confirmation Date” and “Shortfall Notification Date” in the Master Definitions Agreement may be amended or modified without the consent of all Parties and such amendment, waiver or modification shall be binding on all Parties hereto, provided that the prior written consent of the following Parties are obtained:

(i)	the Transaction Agent;

(ii)	the FleetCo Security Agent;

(iii)	the Central Servicer;

(iv)	if the amendment or modification relates to any timing or any other matter that affects the determination, calculation or delivery of information or any report to or by the Issuer Security Trustee, the Issuer Security Trustee; and

(v)	if the amendment or modification relates to any timing or any other matter that affects the determination, calculation or delivery of information or any report to or by the Issuer Cash Manager, the Issuer Cash Manager.

24.6	Schedule 5 (Amendments and Waiver Consent Requirements)

24.6.1	Any reference in this Clause 24 and/or the Transaction Documents to consents, amendments, waivers, modifications, instructions or directions by the Senior Noteholders shall mean consents, amendments, waivers, modifications, instructions or directions by the Majority Senior Noteholders instructing the Transaction Agent, save for:

(i)	the consents, amendments, waivers, modifications, instructions or directions set out in Schedule 5 (Amendments and Waiver Consent Requirements), in which case, the consent, instruction or direction of each Senior Noteholder is required; or

(ii)	as otherwise expressly specified.

24.6.2	This Clause 24.6 shall apply in the event of inconsistency with the rest of this Clause 24.

24.7	FleetCo Back-up Cash Management Agreement: Relevant Parties Consent Only

Subject to Schedule 5 (Amendments and Waiver Consent Requirements), any term of the FleetCo Back-up Cash Management Agreement may be amended, waived or modified only with the consent and agreement of all the parties hereto and any such amendment, waiver or modification shall be binding on all parties hereto, save that:

(i)	where such amendment, waiver or modification is proposed following the delivery of a FleetCo Back-up Cash Management Commencement Notice, the consent or agreement of the Servicers shall not be required; and

(ii)	the consent or agreement of the Account Banks shall only be required:

(a)	in the case of the Dutch FleetCo Spanish Account Bank, where such amendment, waiver or modification relates to the Dutch FleetCo Spanish Bank Accounts;

(b)	in the case of the Italian FleetCo Account Bank, where such amendment, waiver or modification relates to the Italian Bank Accounts; or

(c)	in the case of the Dutch FleetCo German Account Bank, where such amendment, waiver or modification relates to the Dutch FleetCo German Bank Accounts.

24.8	Issuer Hedging Agreements

24.8.1	Any term in the Issuer Hedging Agreements in respect of:

(i)	Part 4(n) (Transfers) of the Schedule to each such Issuer Hedging Agreement;

(ii)	Part 6 (Ratings Downgrade Provisions) of the Schedule to each such Issuer Hedging Agreement;

(iii)	the Credit Support Annex to each such Issuer Hedging Agreement; or

(iv)	any other provisions required by the relevant Rating Agencies then rating the outstanding Senior Notes,

may be amended, waived or modified by the Issuer Hedge Counterparty party to the relevant Issuer Hedging Agreement without the consent and agreement of the Issuer or any other Party, provided that the proposed amendment, waiver or modification shall continue to comply with the requirements of such Rating Agencies and is in form and substance satisfactory to the Transaction Agent and the Central Servicer.

24.8.2	No consent, amendment, waiver, modification, direction or instruction relating to:

(i)	a change or which would have the effect of changing any of the following definitions: “Issuer Hedging Agreement”, “Issuer Hedge Counterparty”; or “Issuer Hedging Debt”;

(ii)	a change or which would have the effect of changing the definition of “Permitted Hedge Close-out” or any of the Issuer Hedge Counterparty’s rights to terminate the relevant Issuer Hedging Agreements; or

(iii)	a change or which would have the effect of changing the exemption granted with respect to Permitted Hedge Close-out may be effective unless prior written consent to such amendment, waiver, modification, direction or instruction has been received by each Issuer Hedge Counterparty, the Issuer, the Transaction Agent and the Central Servicer.

25	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

26	Third Parties Rights

26.1	Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

26.2	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

26.3	Any Receiver, Delegate or any other person described in Clause 27 (Non-Petition and Limited Recourse) may, subject to this Clause 26 (Third Parties Rights) and the Third Parties Rights Act, rely on any Clause of this Agreement which expressly confers rights on it.

Section 10

Non-Petition and Limited Recourse, Governing Law, Enforcement and Service of Process

27	Non-Petition and Limited Recourse

27.1	Non-petition

27.1.1	Non-petition Against the Issuer

(i)	Other than the Issuer Security Trustee, each Party hereto agrees that it shall not be entitled to take any Insolvency Proceedings against the Issuer save as permitted by the Issuer Deed of Charge.

(ii)	The parties agree that this Clause 27.1.1 (Non-petition Against the Issuer) shall apply to all Transaction Documents to which the Issuer is a party.

27.1.2	Non-petition Against the FleetCos

(i)	Each Party hereto hereby unconditionally and irrevocably agrees and acknowledges that until the expiry of twenty-four (24) months and one (1) day after the termination of this Agreement and any other Transaction Document to which Dutch FleetCo or Italian FleetCo (as applicable) is a party:

(a)	subject to Clause 27.2.2(i)(a) below, it shall not have the right to take or join any person in taking any steps against Dutch FleetCo or Italian FleetCo (as applicable) for the purpose of obtaining payment of any amount due from Dutch FleetCo or Italian FleetCo (as applicable) or in connection with the commencement of legal proceedings (howsoever described) to recover any amount owed to it by Dutch FleetCo or Italian FleetCo (as applicable) under this Agreement or any other Transaction Documents to which Dutch FleetCo or Italian FleetCo (as applicable) is party (other than serving a written demand on Dutch FleetCo or Italian FleetCo (as applicable) for payment subject to the terms of this Agreement or any other Transaction Documents to which Dutch FleetCo or Italian FleetCo (as applicable) is a party and solely for the purpose of avoiding forfeiture of right); and

(b)	neither it nor any person on its behalf shall be entitled to initiate or join any person in initiating any Insolvency Proceedings against the relevant FleetCo.

(ii)	The parties agree that this Clause 27.1.2 (Non-petition Against the FleetCos) shall apply to all Transaction Documents to which each FleetCo is a party.

(iii)	Italian Opco agrees that this Clause 27.1.2 (Non-petition Against the FleetCos) shall apply mutatis mutandis to the Italian VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement.

27.1.3	Non-petition Against the Conduit Senior Noteholders

Notwithstanding anything to the contrary in this Agreement or any Transaction Document to which the relevant Conduit Senior Noteholder is expressed to be a party, each Party to this Agreement hereby agrees with and acknowledges to each of the Conduit Senior Noteholders, that neither it nor any person on its behalf shall initiate or join any person in initiating a Third Party Insolvency Event or the commencement of any Third Party Insolvency Proceeding in relation to such Conduit Senior Noteholder until the date following two years and one day after all notes and commercial paper issued by such Conduit Senior Noteholder have been redeemed in full.

27.2	Limited recourse

27.2.1	Limited recourse against the Issuer

(i)	Each Party hereto agrees that:

(a)	Enforcement of Security: only the Issuer Security Trustee may enforce the Security in respect of the Issuer in accordance with, and subject to the terms of, the Issuer Deed of Charge, and only the Issuer Security Trustee may institute proceedings against the Issuer as it may think fit to enforce the rights of the Issuer Secured Creditors against the Issuer, whether the same arise under general law, this Agreement or the other Transaction Documents or otherwise (provided nothing shall prevent an Issuer Secured Creditor (i) that is an Issuer Hedge Counterparty to deliver any notices pursuant to section 6(d) of the Issuer Hedging Agreement to which such Issuer Hedge Counterparty is a party, or (ii) from proving for the full amount owed to it by the Issuer in the liquidation of the Issuer), and none of the other Issuer Secured Creditors shall be entitled to proceed directly against the Issuer or shall be entitled to take any action, steps or proceedings which would result in any of the provisions of any of Issuer Priority of Payments not being observed, unless the Issuer Security Trustee, having become bound to proceed in accordance with the terms of this Agreement, fails or neglects to do so;

(b)	Insufficient Recoveries: if, or to the extent that, after the Issuer Secured Property has been as fully as practicable realised and the proceeds thereof have been applied in accordance with the applicable Issuer Priority of Payments the amounts recovered on realisation of the Issuer Secured Property are insufficient to pay or discharge amounts due from the Issuer to the Issuer Secured Creditors in full for any reason, the Issuer will have no liability to pay or otherwise make good any such insufficiency; and

(c)	the obligations of the Issuer hereunder will be the limited recourse obligations of the Issuer payable solely in accordance with the Transaction Documents and no Party shall have any recourse to any of the directors, officers, employees, shareholders or Affiliates of the Issuer with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.

(ii)	The parties agree that this Clause 27.2.1 (Limited recourse against the Issuer) shall apply to all Transaction Documents to which the Issuer is a party.

27.2.2	Limited recourse against the FleetCos

(i)	Each Party hereto agrees that:

(a)	Enforcement of Security: only the FleetCo Security Agent may enforce the Security in respect of a FleetCo in accordance with, and subject to the terms of, the relevant FleetCo Deed of Charge and the relevant FleetCo Security Documents and only the FleetCo Security Agent may institute proceedings against the FleetCos as it may think fit to enforce the rights of the FleetCo Secured Creditors against the relevant FleetCo, whether the same arise under general law, this Agreement or the other Transaction Documents or otherwise and none of the other FleetCo Secured Creditors shall be entitled to proceed directly against the FleetCos, unless the FleetCo Security Agent, having become bound to proceed in accordance with the terms of this Agreement, fails or neglects to do so;

(b)	Insufficient Recoveries:

A.	(in respect of recoveries in Spain and/or realisation of Dutch FleetCo Spanish Secured Property) if, or to the extent that, after the Dutch FleetCo Spanish Secured Property has been as fully as practicable realised and the proceeds thereof have (in part in the case of proceeds of the pledge of shares in Dutch FleetCo) been applied in accordance with the Dutch FleetCo Spanish Pre-Enforcement Priority of Payments or the Dutch FleetCo Spanish Post-Enforcement Priority of Payments (as applicable), such proceeds are insufficient to pay or discharge amounts due from Dutch FleetCo to the relevant FleetCo Secured Creditors or any other Party to this Agreement in full for any reason, the relevant FleetCo will have no liability to pay or otherwise make good any such insufficiency;

B.	(in respect of recoveries in Germany and/or realisation of Dutch FleetCo German Secured Property) if, or to the extent that, after the Dutch FleetCo German Secured Property has been as fully as practicable realised and the proceeds thereof (in part in the case of proceeds of the pledge of shares in Dutch FleetCo) have been applied in accordance with the Dutch FleetCo German Pre-Enforcement Priority of Payments or the Dutch FleetCo German Post-Enforcement Priority of Payments (as applicable), such proceeds are insufficient to pay or discharge amounts due from such FleetCo to the FleetCo Secured Creditors or any other Party to this Agreement in full for any reason, the relevant FleetCo will have no liability to pay or otherwise make good any such insufficiency; and

C.	(in respect of recoveries in Italy and/or realisation of Italian FleetCo Secured Property) if, or to the extent that, after the Italian FleetCo Secured Property has been as fully as practicable realised and the proceeds thereof have been applied in accordance with the Italian FleetCo Pre-Enforcement Priority of Payments or the Italian FleetCo Post-Enforcement Priority of Payments (as applicable), such proceeds are insufficient to pay or discharge amounts due from such FleetCo to the FleetCo Secured Creditors or any other Party to this Agreement in full for any reason, the relevant FleetCo will have no liability to pay or otherwise make good any such insufficiency; and

(c)	the obligations of each FleetCo hereunder will be the limited recourse obligations of the relevant FleetCo payable solely in accordance with the Transaction Documents and no Party shall have any recourse to any of the directors, officers, employees, shareholders or Affiliates of such FleetCo with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.

(ii)	Irrespective of whether or not this Clause 27.2.2 (Limited recourse against the FleetCos) is incorporated into any other Transaction Document, the Parties agree that this Clause 27.2.2 (Limited recourse against the FleetCos) shall apply to all Transaction Documents to which each FleetCo is a party to the fullest extent possible.

(iii)	The Italian Opco agrees that this Clause 27.2.2 (Limited recourse against the FleetCos) shall apply mutatis mutandis to the Italian VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement.

27.2.3	Limited recourse Against the Conduit Senior Noteholders

Notwithstanding anything to the contrary in this Agreement or any Transaction Document to which a Conduit Senior Noteholder is expressed to be a party, each Party to this Agreement agrees with the Conduit Senior Noteholder that all amounts payable or expressed to be payable by such Conduit Senior Noteholder pursuant to this Agreement shall be recoverable solely out of its assets (except to the extent that the Conduit Senior Noteholder is not entitled as a matter of law to retain amounts paid to it, or amounts that are received by any person and any liquidator or creditor of the Conduit Senior Noteholder where such person is not entitled as a matter of law to retain such amounts paid), and each Party to this Agreement hereby agrees with the Conduit Senior Noteholder that the Conduit Senior Noteholder shall be liable in respect of any claim which such Party may have against it only to the extent that the Conduit Senior Noteholder has funds available for such purpose in accordance with the relevant priority of payments applicable to the Conduit Senior Noteholder and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with such priority of payments, such claims shall be extinguished, and to the extent that any liabilities of any Conduit Senior Noteholder remain unpaid after the application of such sums, assets and proceeds, such liabilities shall be extinguished.

28	Governing Law and Jurisdiction

28.1	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by English law.

28.2	The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any legal action or proceedings arising out of or in connection with this Agreement may be brought in such courts. The parties irrevocably submit to the jurisdiction of such courts and waive any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of the Issuer Security Trustee, the FleetCo Security Agent and the Transaction Agent and shall not limit the right of the Issuer Security Trustee, the FleetCo Security Agent or the Transaction Agent to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

29	Service of Process

29.1	Without prejudice to any other mode of service allowed under any relevant law, the Parent:

(a)	irrevocably appoints Finco as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document to which it is party; and

(b)	agrees that failure by a process agent to notify the Parent of the process will not invalidate the proceedings concerned.

29.2	If for any reason such agent shall cease to be such agent for the service of process, the Parent shall forthwith appoint a new agent for service of process in England and deliver to the Transaction Agent and the Issuer Security Trustee a copy of the new agent’s acceptance of that appointment within 30 days.

29.3	Nothing shall affect the right to serve process in any other manner permitted by law.

This Agreement is executed and delivered on the date stated at the beginning.

Schedule 1

The Parties

Part 1

Opcos, Servicers and Lessees

Opcos

Name of Opcos	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (the “German Opco”)	HRA 3033

Avis Budget Italia S.p.A. (the “Italian Opco”)	00421940586

Avis Alquile un Coche S.A. (the “Spanish Opco”)	A28152767

Servicers (excluding the Central Servicer)

Name of Servicers	Registration number (or equivalent, if any)
Avis Alquile un Coche S.A. (the “Spanish Servicer”) in respect of Dutch FleetCo’s fleet in Spain	A28152767

In respect of Italian FleetCo: Avis Budget Italia S.p.A. (the “Italian Servicer”)	00421940586

Central Servicer

Name of Central Servicer	Registration number (or equivalent, if any)
Avis Finance Company Limited (the “Central Servicer”)	02123807

Lessees

Name of Lessees	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (as lessee under the Master German Fleet Lease Agreement)	HRA 3033

Avis Budget Italia S.p.A. (as lessee under the Italian Master Lease Agreement)	00421940586

Avis Alquile un Coche S.A. (as lessee under the Spanish Master Lease Agreement)	A28152767

Part 2

FleetCos

Name of FleetCos Jurisdiction of Incorporation and legal form	Registration number (or equivalent, if any)
FinCar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch FleetCo”)	55227732

FinCar Fleet B.V., Sucursal en España, the Spanish branch of FINCAR FLEET B.V. (a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Netherlands) with registered address at Avenida Manoteras, nº 32, 28050 Madrid, Spain and Spanish fiscal identification number W0037096E and registered at the Mercantile Registry in Madrid under volume 28809, page 190, section 8th and sheet M-518708 (the “Dutch FleetCo, Spanish Branch”)

W0037096E

Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares (the “Italian FleetCo”)	097550851009

Part 3

The Account Banks

Name of Account Bank	Registration number (or equivalent, if any)
Deutsche Bank AG, London branch (the “Issuer Account Bank”)	HRB 30 000, branch number BR00005

Deutsche Bank S.A.E. (the “Dutch FleetCo Spanish Account Bank”)	A-08000614

Deutsche Bank AG, London branch (the “Dutch FleetCo Spanish Account Bank Operator”)	HRB 30 000, branch number BR00005

Deutsche Bank S.P.A (the “Italian FleetCo Account Bank”)	01340740156

Deutsche Bank AG (the “Dutch FleetCo German Account Bank”)	HRB 30 000

Deutsche Bank AG, London branch (the “Dutch FleetCo German Account Bank Operator”)	HRB 30 000, branch number BR00005

Part 4

The Initial Senior Noteholders

Names of Initial Senior Noteholders	Registration number (or equivalent, if any)
Bank of America National Association, London Branch	FC 002984

Crédit Agricole Corporate and Investment Bank	304187701

Deutsche Bank AG, London Branch	HRB 30 000, branch number BR00005

Natixis	542044524

Scotiabank Europe plc	00817692

Schedule 2

Conditions Precedent to Senior Advances and FleetCo Advances

Part 1 – Conditions Precedent to the Initial Senior Advance and the Initial

FleetCo Advance

The making of a Senior Advance on the Initial Funding Date under the Issuer Note Issuance Facility Agreement is subject to the delivery to the Transaction Agent of a copy of the following documents and evidence in form and substance satisfactory to the Transaction Agent and the Transaction Agent being satisfied in respect of the items below which are not documents. All such documents and evidence are to be delivered on or before the Initial Funding Date, except as otherwise indicated below and all such items below which are not documents shall be satisfactory to the Transaction Agent on or before the Initial Funding Date.

The making of a FleetCo Advance on the Initial Funding Date under the relevant FleetCo Facility Agreement is subject to the delivery to the FleetCo Security of a copy of the following documents and evidence in form and substance satisfactory to the FleetCo Security Agent and the FleetCo Security Agent being satisfied in respect of the items below which are not documents. All such documents and evidence are to be delivered on or before the first FleetCo Advance Drawdown Date, except as otherwise indicated below and all such items below which are not documents shall be satisfactory to the FleetCo Security Agent on or before the Initial Funding Date.

1	Issuer Corporate Documents

1.1	A copy by an authorised signatory of the Issuer, of its constitutional documents.

1.2	A copy of a resolution of the board of directors of the Issuer:

1.2.1	approving the terms of, and the transactions contemplated by, its Transaction Documents and resolving that it execute, deliver and perform its Transaction Documents;

1.2.2	authorising a specified person or persons to execute its Transaction Documents; and

1.2.3	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with its Transaction Documents.

1.3	A specimen of the signature of each person authorised by the resolution referred to in paragraph 1.2 above in relation to the Transaction Documents and related documents.

2	FleetCo Corporate Documents

2.1	A copy of the constitutional documents of each FleetCo.

2.2	A copy of a resolution of the board of directors or shareholder resolutions of each FleetCo:

2.2.1	approving the terms of, and the transactions contemplated by, its Transaction Documents and resolving that it execute, deliver and perform its Transaction Documents;

2.2.2	authorising a specified person or persons to execute its Transaction Documents;

2.2.3	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with its Transaction Documents; and

2.2.4	authorising the Central Servicer to act as its agent in connection with its Transaction Documents.

2.3	A specimen of the signature of each person authorised by the resolution referred to in paragraph 2.2 above in relation to the Transaction Documents and related documents.

3	Certificates

A closing and solvency certificate dated the Initial Funding Date substantially in the form set out in Schedule 15 (Forms of Closing and Solvency Certificate) to the Framework Agreement from two directors of each of:

(i)	the Issuer;

(ii)	Dutch FleetCo;

(iii)	Dutch FleetCo, Spanish Branch;

(iv)	Italian FleetCo;

(v)	Spanish Opco;

(vi)	German Opco;

(vii)	Italian Opco;

(viii)	Avis Finance Company Limited;

(ix)	Avis Europe; and

(x)	the Parent.

4	Representations and Warranties

4.1	All representations and warranties made or repeated by the Issuer at such times specified in the Framework Agreement are true.

4.2	All representations and warranties made or repeated by the relevant FleetCo at such times specified in the Framework Agreement are true.

4.3	All representations and warranties made or repeated by each Avis Obligor at such times specified in the Framework Agreement are true.

5	No Default, no Master Lease Termination Event and no Servicer Termination Event

5.1	No Default in respect of itself has occurred or would result from the making of, or subscription of, such Senior Advance or FleetCo Advance (as the case may be).

5.2	No Master Lease Termination Event and no Potential Master Lease Termination Event has occurred or would result from the making of, or subscription of, the proposed Senior Advance or the proposed FleetCo Advance (as the case may be).

5.3	No Servicer Termination Event and no Potential Servicer Termination Event has occurred or would result from the making of, or subscription of, the proposed Senior Advance or the proposed FleetCo Advance (as the case may be).

6	Financial Statements

6.1	In relation to the Issuer, a certified copy of its audited financial statements of the Issuer (if available) since its date of incorporation, which shall be (i) certified by a director of the Issuer as a true and fair view of its financial condition as at the date at which those financial statements were drawn up and (ii) are prepared in accordance with the Applicable Accounting Principles.

6.2	In relation to each of the Central Servicer, Avis Europe, the Spanish Opco and Italian Opco, a certified copy of the audited financial statements for its financial year ended 31 December 2011.

6.3	In relation to Avis Europe, to the extent that it prepares consolidated management accounts as part of its internal procedure, a certified copy of the consolidated management accounts for its financial quarter year ended 31 December 2012.

6.4	In relation to German Opco, a certified copy of the consolidated financial statements of AVIS Autovermietung Beteiligungsgesellschaft mbH for its financial year ended 31 December 2011.

6.5	In relation to Dutch FleetCo and Italian FleetCo, a certified copy of its most recent financial statements (if any) and, if audited, the most recent audited financial statements.

7	Transaction Documents

Executed copies of the Transaction Documents duly executed by each of the parties thereto.

8	Legal and tax opinions and memoranda

8.1	Legal and tax opinions

The following opinions, in each case, in forms satisfactory to the Transaction Agent, and the Arranger including, without limitation:

(i)	enforceability opinions from Clifford Chance LLP;

(ii)	capacity, due authority and due execution opinion of Clifford Chance LLP in respect of each FleetCo, each Opco, Finco and Avis Europe;

(iii)	capacity, due authority and due execution opinion of Arthur Cox in respect of the Issuer and the enforceability opinion of Arthur Cox in respect of the Irish law governed Transaction Documents;

(iv)	tax opinion from Arthur Cox in respect of Ireland;

(v)	tax opinion from Clifford Chance LLP in respect of Italy, Spain, Germany and The Netherlands;

(vi)	enforceability opinion from Linklaters LLP in respect of the English law governed Issuer Transaction Documents (other than the Issuer Subordinated Facility Agreement, the Issuer Account Bank Agreement, the Issuer and FleetCo Holdings Corporate Services Agreement and the Tax Deed of Covenant), the FleetCo Security Documents and the FleetCo Facility Agreements;

(vii)	enforceability opinion from Linklaters, S.L.P. in respect of the Spanish law governed FleetCo Security Documents;

(viii)	enforceability opinion from Linklaters LLP in respect of the Dutch law governed FleetCo Security Documents;

(ix)	enforceability opinion from Studio Legale Associato in associazione con Linklaters LLP in respect of the Italian law governed FleetCo Security Documents;

(x)	enforceability opinion from Linklaters LLP in respect of the German law governed FleetCo Security Documents; and

(xi)	non-conflict legal opinion and a capacity, due authority and status opinion in respect of the Parent from in-house counsel of the Parent in a form satisfactory to the Arranger.

9	Receipt of Funds by the Issuer

(In respect of a FleetCo Advance requested by a FleetCo) the Issuer has received, on the Initial Funding Date, an amount equal to such FleetCo Advance from the Senior Noteholders and/or the Subordinated Lender (as the case may be).

10	Reserves

The aggregate of the amount standing to the credit of the Issuer Reserve Account and the Available LC Commitment Amount is, on the Initial Funding Date, at least equal to the Issuer Reserve Required Amount.

11	Fees, Costs and Expenses

Evidence that, by the Initial Funding Date, the fees, costs and expenses then due from the Issuer, each FleetCo and each Avis Obligor under any Transaction Document have been paid or will be paid on or before the Initial Funding Date.

12	KYC Requirements

KYC requirements of the Senior Noteholders in respect of the Issuer, each FleetCo and each Avis Obligor being satisfied.

13	FleetCo Advance Drawdown Notices and Senior Advance Drawdown Notice

13.1	Delivery of a Senior Advance Drawdown Notice by or on behalf of the Issuer to the Transaction Agent.

13.2	Delivery of a FleetCo Advance Drawdown Notice by or on behalf of the relevant FleetCo to the Issuer with a copy to the Issuer Cash Manager, the FleetCo Security Agent and the Transaction Agent.

14	Other Documents and Evidence

14.1	Confirmation that all amounts owed by all the Borrowers (as defined in IFF) under such agreement have been fully discharged (or the confirmation from the IFF Facility Agent to the Transaction Agent that all outstanding amounts owed by all the Borrowers (as defined in the IFF) under the IFF have been credited to the account of the IFF Facility Agent) and that all security created under the IFF has been unconditionally released and discharged.

14.2	Copies of each Insurance Policy required to be entered into or delivered pursuant to the Master Lease Agreements.

14.3	Confirmation of the details of each bank account, including details of the identity of each account holder, each account name, account number and the name and address of the relevant account bank of the FleetCos and the Issuer Account Bank where each account is held.

14.4	Confirmation that regarding the execution of the FleetCo Italian Facility Agreement, prior to the Initial Funding Date it has been:

14.4.1	notarised in front of a London notary;

14.4.2	sworn translated into Italian and certified (asseverate) by a professional translator;

14.4.3	filed with the local tax office; and

14.5	deposited with the companies’ register in Bolzano.Confirmation from (1) the Issuer Account Bank, and (2) each FleetCo Account Bank confirming that the Issuer Accounts and each FleetCo Account which are required to be opened on or prior to the Initial Funding Date, respectively, have been opened with it.

15	Listing

Confirmation that the Senior Notes have been listed on the Channel Islands Stock Exchange.

16	FleetCo Security Documents

16.1	(In respect of the pledge over shares in Italian FleetCo by Italian Opco and the pledge over shares in Italian FleetCo by FleetCo Holdings) share certificates of Italian FleetCo to be received by Crédit Agricole Corporate and Investment Bank, Milan Branch from the Security Agent (as defined in the IFF) under the IFF.

16.2	In respect of FleetCo Italian Security Documents, delivery of the following:

(i)	signed power of attorney of Italian FleetCo;

(ii)	signed power of attorney of FleetCo Security Agent;

(iii)	signed power of attorney of the Issuer; and

(iv)	signed power of attorney of Italian Opco.

16.3	In respect of the pledge of all the shares in Dutch FleetCo, delivery of the following:

(i)	the original shareholders register of Dutch FleetCo:

(i)	signed and legalised power of attorney of Dutch FleetCo;

(ii)	signed and legalised power of attorney of both Dutch FleetCo’s shareholders; and

(iii)	signed, legalised and apostilled power of attorney of CACIB.

16.4	In respect of the FleetCo Spanish Security Documents, delivery of the following:

(i)	notarised and apostilled power of attorney of the Issuer;

(ii)	the Spanish law general power of attorney of the Transaction Agent and FleetCo Security Agent;

(iii)	notarised and apostilled power of attorney of the Spanish Back-up Cash Manager and the Spanish Account Bank Operator;

(iv)	the signed power of attorney of Dutch FleetCo, Spanish Branch;

(v)	the signed power of attorney of Spanish Opco;

(vi)	the signed power of attorney of Spanish Account Bank; and

(vii)	the signed power of attorney of the Secured Parties under the IFF.

17	Issuer Borrowing Base Test, Country Asset Value Test and Country Concentration Limit

(i)	The Issuer has complied with, and will comply with, the Issuer Borrowing Base Test immediately following the making of, or subscription of, such Senior Advance or FleetCo Advance (as the case may be) (taking into account any Issuer Subordinated Advance to be made on the same date).

(ii)	All FleetCos have complied with, and will comply with, the relevant FleetCo’s Country Asset Value Test immediately following the making of such FleetCo Advance.

(iii)	The FleetCo Spanish Advances Proportion does not, and will not, exceed [REDACTED] per cent.

(iv)	The FleetCo Italian Advances Proportion does not, and will not, exceed [REDACTED] per cent.

(v)	The aggregate of the FleetCo Spanish Advances Proportion and the FleetCo Italian Advances Proportion is, and will be, less than [REDACTED] per cent.

18	Memoranda and reports

The Transaction Agent has received the relevant memoranda and reports in form and substance satisfactory to it.

19	Closing Certificate Regarding Negotiation Guidelines Compliance

The Transaction Agent has received in form and substance satisfactory to it a Closing Certificate Regarding Negotiation Guidelines Compliance in respect of each FleetCo and its Vehicle Fleet(s), where “Closing Certificate Regarding Negotiation Guidelines Compliance” means a certificate signed by a director of each FleetCo Servicer in form and substance satisfactory to the Transaction Agent.

Part 2 – Subsequent Conditions Precedent to Senior Advances and FleetCo Advances

The making of a Senior Advance on any date after the Initial Funding Date under the Issuer Note Issuance Facility Agreement is subject to the delivery to the Transaction Agent of a copy of the following documents and evidence in form and substance satisfactory to Transaction Agent and the Transaction Agent being satisfied in respect of the items below which are not documents.

The making of a FleetCo Advance on any date after the Initial Funding Date under the relevant FleetCo Facility Agreement is subject to the delivery to the FleetCo Security Agent and the Issuer of a copy of the following documents and evidence in form and substance satisfactory to FleetCo Security Agent.

1	Drawdown Notices

A duly completed FleetCo Advance Drawdown Notice has been delivered by or on behalf of the relevant FleetCo to the relevant parties specified in the relevant FleetCo Facility Agreement and a duly completed Senior Advance Drawdown Notice has been delivered to the relevant parties specified in the Issuer Note Issuance Facility Agreement.

2	Size of Senior Advance

2.1	The amount of each Senior Advance to be made by each Senior Noteholder as requested in the Senior Advance Drawdown Notice is at least €100,000 and in integral units of €1,000 for each Senior Noteholder and when aggregated with all other Senior Advances denominated in Euro to be made on the same Senior Advance Drawdown Date by all other Senior Noteholders, at least equal to the Minimum Drawing Amount.

2.2	Confirmation by the Issuer and the Issuer Cash Manager the making of such Senior Advance will not cause the Senior Noteholder Available Commitment to be exceeded.

3	Receipt of Funds

3.1	In respect of a Senior Advance requested by the Issuer, the Issuer has received an amount from the Subordinated Lender equal to (i) the aggregate of all FleetCo Advances to be drawn on the proposed Senior Advance Drawdown Date in respect of such Senior Advance less (ii) the aggregate of all Senior Advances proposed to be drawn by the Issuer on such proposed Senior Advance Drawdown Date.

3.2	In respect of a FleetCo Advance requested by a FleetCo, the Issuer has received an amount equal to such Senior Advance from the Senior Noteholders, the Subordinated Lender and/or the repayment of one or more FleetCo Advance by the relevant FleetCo to the Issuer under the relevant FleetCo Facility Agreement (as the case may be).

4	Representations and Warranties

4.1	All representations and warranties made or repeated by the Issuer at such times specified in the Framework Agreement are true.

4.2	All representations and warranties made or repeated by the relevant FleetCo at such times specified in the Framework Agreement are true.

4.3	All representations and warranties made or repeated by each Avis Obligor at such times specified in the Framework Agreement are true.

5	No Default, no Master Lease Termination Event and no Servicer Termination Event

5.1	No Default in respect of itself has occurred or would result from the making of, or subscription of, such Senior Advance or FleetCo Advance (as the case may be).

5.2	No Master Lease Termination Event and no Potential Master Lease Termination Event has occurred or would result from the making of, or subscription of, the proposed Senior Advance or the proposed FleetCo Advance (as the case may be).

5.3	No Servicer Termination Event and no Potential Servicer Termination Event has occurred or would result from the making of, or subscription of, the proposed Senior Advance or the proposed FleetCo Advance (as the case may be).

6	Reports and Certificates

Each of the following reports and/or certificates has been delivered to the Transaction Agent (relating to the latest period or, as the case may be, as at the relevant date):

(i)	Monthly Central Servicer Report and (in respect of a proposed drawdown as set out in Clause 15.5 (Intra-Month Central Servicer Report) the Intra-Month Central Servicer Report;

(ii)	Fleet Report;

(iii)	Issuer Cash Management Report;

(iv)	FleetCo Cash Management and Lease Report in respect of each Country;

(v)	Issuer Compliance Certificate; and

(vi)	FleetCo Compliance Certificate.

7	Reserves

The aggregate of the amount standing to the credit of the Issuer Reserve Account and the Available LC Commitment Amount is at least equal to the Issuer Reserve Required Amount.

8	Issuer Borrowing Base Test, Country Asset Value Test and Country Concentraton Limit

8.1	The Issuer has complied with, and will comply with, the Issuer Borrowing Base Test immediately following the making of, or subscription of, such Senior Advance or FleetCo Advance (as the case may be) (taking into account any Issuer Subordinated Advance to be made on the same date).

8.2	All FleetCos have complied with, and will comply with, the relevant FleetCo’s Country Asset Value Test immediately following the making of such FleetCo Advance.

8.3	The FleetCo Spanish Advances Proportion does not, and will not, exceed [REDACTED] per cent.

8.4	The FleetCo Italian Advances Proportion does not, and will not, exceed [REDACTED] per cent.

8.5	The aggregate of the FleetCo Spanish Advances Proportion and the FleetCo Italian Advances Proportion is, and will be, less than [REDACTED] per cent.

Schedule 3

Priorities of Payments

Part 1 – Issuer Revolving Period Priority of Payments

On each Settlement Date during a Revolving Period, the Issuer Cash Manager shall instruct the Issuer Account Bank to:

(A)	apply the Issuer Available Funds on each Settlement Date; and

(B)	in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of the Issuer Available Funds (provided that such provisioned amounts are credited by the Issuer on such Settlement Date into the reserve ledger of the Issuer Transaction Account and such provisioned amounts shall be excluded from the Issuer Excess Cash Amount)

as follows (such order being the “Issuer Revolving Period Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction of any Tax for which the Issuer is primarily liable to the appropriate tax authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	the Issuer Profit Amount which shall be paid to the Issuer Domestic Account;

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Share Trustee;

(v)	the fees, costs, charges, expenses and liabilities due and payable to the independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings;

(vi)	the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange; and

(vii)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the outstanding Senior Notes; and

(viii)	the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	interest due and payable in respect of the Senior Notes and any indemnity payments, costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)	all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(f)	sixthly, to credit the Issuer Reserve Account to the extent that the aggregate of the amount standing to the credit of the Issuer Reserve Account and the Available LC Commitment Amount is less than the Issuer Reserve Required Amount;

(g)	seventhly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(h)	eighthly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(i)	ninthly, in payment or satisfaction of interest due and payable in respect of the Issuer Subordinated Facility Agreement, provided that no such payment shall be made if:

(i)	the Transaction Agent following confirmation from the Central Servicer in the Monthly Central Servicing Report to the Transaction Agent, confirms by 10:00 a.m. (CET) on the relevant Information Date immediately before such Settlement Date to the Issuer Cash Manager that the Issuer Borrowing Base Test would not be satisfied immediately after such payment; and

(ii)	the aggregate of the amount standing to the credit of the Issuer Reserve Account and the Available LC Commitment Amount is less than the Issuer Reserve Required Amount;

(j)	tenthly, in payment or satisfaction of principal due and payable in respect of the Issuer Subordinated Facility Agreement, provided that such payment shall be made pursuant to the terms of the Issuer Subordinated Facility Agreement;

(k)	eleventhly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above;

(l)	twelfthly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above); and

(m)	thirteenthly, to retain any excess in the Issuer Transaction Account.

Part 2 – Issuer Scheduled Amortisation Period Priority of Payments

On each Settlement Date during the Scheduled Amortisation Period, the Issuer Cash Manager shall instruct the Issuer Account Bank to:

(A)	apply the Issuer Available Funds on each Settlement Date; and

(B)	in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of Issuer Available Funds (provided that such provisioned amounts are credited by the Issuer on such Settlement Date into the reserve ledger of the Issuer Transaction Account and such provisioned amounts shall be excluded from the Issuer Excess Cash Amount)

as follows (such order being the “Issuer Scheduled Amortisation Period Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction of any Tax for which the Issuer is primarily liable to the appropriate tax authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	the Issuer Profit Amount which shall be paid to the Issuer Domestic Account; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings;

(v)	the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange;

(vi)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the outstanding Senior Notes; and

(vii)	the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	interest due and payable in respect of the Senior Notes and any indemnity payments, costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)	all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(f)	sixthly, to credit the Issuer Reserve Account to the extent that the amount standing to the credit of the Issuer Reserve Account is less than the Issuer Reserve Required Amount;

(g)	seventhly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(h)	eighthly, in payment or satisfaction, pari passu and pro rata of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(i)	ninthly, in payment or satisfaction of interest and principal due and payable in respect of the Issuer Subordinated Facility Agreement;

(j)	tenthly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above; and

(k)	eleventhly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above).

Part 3 – Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of

Payments

On each Settlement Date during the Rapid Amortisation Period but before delivery of an Issuer Enforcement Notice, the Issuer Cash Manager shall instruct the Issuer Account Bank to:

(A)	apply the Issuer Available Funds on each Settlement Date; and

(B)	in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of Issuer Available Funds (provided that such provisioned amounts are credited by the Issuer on such Settlement Date into the reserve ledger of the Issuer Transaction Account and such provisioned amounts shall be excluded from the Issuer Excess Cash Amount)

as follows (such order being the “Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction of any Tax for which the Issuer is primarily liable to the appropriate tax authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	the Issuer Profit Amount which shall be paid to the Issuer Domestic Account; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the independent accountants, auditors, legal advisers and Tax advisers of the Issuer and Fleetco Holdings;

(v)	the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange;

(vi)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the outstanding Senior Notes; and

(vii)	the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	interest due and payable in respect of the Senior Notes and any indemnity payments, costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)	all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(f)	sixthly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(g)	seventhly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(h)	eighthly, in payment or satisfaction of interest and principal due and payable in respect of the Issuer Subordinated Facility Agreement;

(i)	ninthly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above; and

(j)	tenthly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above).

Part 4 – Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments

During the Rapid Amortisation Period but after delivery of an Issuer Enforcement Notice, the Issuer Security Trustee (or the Issuer Cash Manager on its behalf) shall apply amounts received by it in connection with the realisation or enforcement of the Issuer Security as follows (such order being the “Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document or any Receiver;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	any Tax for which the Issuer is primarily liable to the appropriate authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(iv)	if directed by the Issuer Security Trustee, the fees, costs, charges, expenses and liabilities due and payable to the independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings, provided that if the Issuer Security Trustee has received duly documented evidence that such fees, costs, charges, expenses and liabilities are properly due and payable, the Issuer Security Trustee (acting in accordance with paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of Schedule 16 (Issuer Intercreditor Terms) hereto) shall give such direction, subject as provided in the last paragraph below; and

(v)	the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange; and

(vi)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the Outstanding Senior Notes;

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	interest (other than default interest set out in (i) paragraph (i)(b)(y) of the definition of “Subscriber’s Cost of Funds” or (ii) clause 9.7 (Default Interest) of the Issuer Note Issuance Facility Agreement) due and payable in respect of the Senior Notes and any indemnity payments, costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)	all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(e)	fifthly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(f)	sixthly, in payment or satisfaction, pari passu and pro rata, of default interest set out in (i) paragraph (i)(b)(y) of the definition of “Subscriber’s Cost of Funds” or (ii) clause 9.7 (Default Interest) of the Issuer Note Issuance Facility Agreement due and payable in respect of the Senior Notes;

(g)	seventhly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(h)	eighthly, in payment or satisfaction of interest and principal due and payable in respect of the Issuer Subordinated Facility Agreement;

(i)	ninthly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above;

(j)	eleventhly, in payment or satisfaction of the Issuer Profit Amount which shall be paid to the Issuer Domestic Account (to the extent such amounts are not paid or satisfied under paragraph (c)(iii) above); and

(k)	twelfthly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above).

For the purposes of this Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments, in respect of any payment under paragraph (c)(iv) above which may only be made if directed by the Issuer Security Trustee, the Issuer Security Trustee or the Issuer Cash Manager on its behalf may not make such payment unless the Issuer Security Trustee has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of Schedule 16 (Issuer Intercreditor Terms) of this Agreement.

Part 5 – FleetCo Pre-Enforcement Priority of Payments

Part A – Dutch FleetCo Spanish Pre-Enforcement Priority of Payments

Dutch FleetCo, Spanish Branch (or the Spanish Servicer on its behalf) shall instruct the Dutch FleetCo Spanish Account Bank to:

(A)	apply its FleetCo Available Funds in Spain on each Settlement Date; and

(B)	in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of the FleetCo Available Funds in Spain (provided that provisioned amounts are credited by Dutch FleetCo, Spanish Branch on such Settlement Date into the reserve ledger in the Dutch FleetCo Spanish Transaction Account and such provisioned amounts shall be excluded from the Country Asset Value for Spain), as follows, in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the amounts payable to the Issuer by way of Ongoing Issuer Fee in an amount equal to the multiple of:

A.	the amounts payable by the Issuer in paragraph (a) of Issuer Revolving Period Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments (as applicable); and

B.	the FleetCo Spanish Advances Proportion; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Security Agent under the Spanish FleetCo Deed of Charge and the FleetCo Spanish Security Documents;

(b)	secondly, amounts payable to the Issuer by way of Ongoing Issuer Fee in amount equal to the multiple of:

A.	all amounts listed in paragraphs (i) to (iv) of the Ongoing Issuer Fee excluding, in each case, the amounts in paragraph (a) of the relevant Issuer Priority of Payments; and

B.	the FleetCo Spanish Advances Proportion;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Dutch FleetCo Spanish Account Bank under the Spanish Account Bank Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Spanish Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Liquidation Agent under the Liquidation Agency Agreement in an amount equal to the multiple of (A) such fees, costs, charges, expenses and liabilities and (B) the FleetCo Spanish Advances Proportion;

(d)	fourthly, to retain an amount equal to the Monthly Target Corporate Profit Amount in respect of Dutch FleetCo, Spanish Branch;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata of:

(i)	during the Revolving Period, the amounts due and payable in respect of any Vehicle Purchasing Agreement to which it is a party or any supplemental agreement in respect of a Vehicle Purchasing Agreement to which it is party; and

(ii)	on or following the occurrence of the Scheduled Amortisation Commencement Date or the occurrence of the Rapid Amortisation Commencement Date, if directed by the FleetCo Security Agent the amounts due and payable in respect of any Vehicle Purchasing Agreement to which it is a party or any supplemental agreement in respect of a Vehicle Purchasing Agreement to which it is party;

(f)	sixthly, in payment or satisfaction, pari passu and pro rata of:

(i)	any Tax for which Dutch FleetCo, Spanish Branch is primarily liable to the appropriate tax authorities (other than any Spanish corporate Tax payable out of the Monthly Target Corporate Profit Amount and any Tax to which Dutch FleetCo is liable in The Netherlands);

(ii)	the fees, costs, charges, expenses and liabilities due and payable to its auditors, legal advisers and its corporate service providers in Spain; and

(iii)	the Dutch FleetCo Level Spanish Advances Proportion of any Dutch FleetCo Dutch Expenses due and payable to the extent that the Monthly Target Corporate Profit Amount of Dutch FleetCo is insufficient to satisfy such Dutch FleetCo Dutch Expenses then due and payable;

(g)	seventhly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to Spanish Servicer under the Spanish Servicing Agreement to which it is a party, provided that the Spanish Servicer’s appointment has not been terminated or the Spanish Servicer has not served a resignation notice, in each case, in accordance with clause 14 (Servicer Termination Events) of the Spanish Servicing Agreement; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(h)	eighthly, in payment or satisfaction of interest due and payable in respect of the FleetCo Spanish Facility Agreement;

(i)	ninthly, in payment or satisfaction of principal due and payable in respect of the FleetCo Spanish Facility Agreement;

(j)	tenthly, in payment or satisfaction of any amounts due and payable by Dutch FleetCo, Spanish Branch to the Spanish FleetCo Secured Creditors under the Transaction Documents to which it is party other than amounts paid in accordance with any paragraph above;

(k)	eleventhly, in payment or satisfaction of any amounts due and payable by Dutch FleetCo to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above) in an amount equal to the multiple of (A) the aggregate of such amounts due and payable and (B) the Dutch FleetCo Level Spanish Advances Proportion; and

(l)	twelfthly, in payment of any excess to:

(i)	during the Revolving Period, Dutch FleetCo, Spanish Branch; and

(ii)	on and following the occurrence of the Scheduled Amortisation Commencement Date or the Rapid Amortisation Commencement Date, the Dutch FleetCo Spanish Reserve Account.

For the purposes of this Dutch FleetCo Spanish Pre-Enforcement Priority of Payments, in respect of any payment under paragraph (e)(ii) above which may only be made if directed by the FleetCo Security Agent, the Dutch FleetCo, Spanish Branch (or its Spanish Servicer) and the Dutch FleetCo Spanish Account Bank may not make such payment unless the FleetCo Security Agent has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with Clause 14.2 (Instructions to FleetCo Security Agent) of this Agreement.

Part 5 – FleetCo Pre-Enforcement Priority of Payments

Part B – Dutch FleetCo German Pre-Enforcement Priority of Payments

Dutch FleetCo (or the Central Servicer on its behalf) shall instruct the Dutch FleetCo German Account Bank to:

(A)	apply its FleetCo Available Funds in Germany on each Settlement Date; and

(B)	in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of the FleetCo Available Funds in Germany (provided that provisioned amounts are credited by Dutch FleetCo on such Settlement Date into the reserve ledger in the Dutch FleetCo German Transaction Account and such provisioned amounts shall be excluded from the Country Asset Value for Germany) , as follows, in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the amounts payable to the Issuer by way of Ongoing Issuer Fee in an amount equal to the multiple of:

A.	the amounts payable by the Issuer in paragraph (a) of Issuer Revolving Period Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments (as applicable); and

B.	the FleetCo German Advances Proportion; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Security Agent under the German FleetCo Deed of Charge and the FleetCo German Security Documents;

(b)	secondly, amounts payable to the Issuer by way of Ongoing Issuer Fee in amount equal to the multiple of:

A.	the amounts listed in paragraphs (i) to (iv) of the Ongoing Issuer Fee, excluding, in each case, the amounts in paragraph (a) of the relevant Issuer Priority of Payments; and

B.	the FleetCo German Advances Proportion;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Dutch FleetCo German Account Bank under the German Account Bank Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo German Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Liquidation Agent under the Liquidation Agency Agreement in an amount equal to the multiple of (A) such fees, costs, charges, expenses and liabilities and (B) the FleetCo German Advances Proportion;

(d)	fourthly, to retain an amount equal to the Monthly Target Corporate Profit Amount in respect of Dutch FleetCo’s Vehicle Fleet in Germany;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata of:

(i)	during the Revolving Period, the amounts due and payable in respect of Dutch FleetCo’s Vehicle Fleet in Germany pursuant to the Master German Fleet Purchase Agreement and, following the exercise of Dutch FleetCo’s put option right pursuant to any Vehicle Purchasing Agreement, any amounts due and payable in respect of such Vehicle Purchasing Agreement; and

(ii)	on or following the occurrence of the Scheduled Amortisation Commencement Date or the occurrence of the Rapid Amortisation Commencement Date, if directed by the FleetCo Security Agent the amounts due and payable in respect of Dutch FleetCo’s Vehicle Fleet in Germany and, following the exercise of Dutch FleetCo’s put option right pursuant to any Vehicle Purchasing Agreement, any amounts due and payable in respect of such Vehicle Purchasing Agreement;

(f)	sixthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	any Tax for which Dutch FleetCo is primarily liable to the appropriate tax authorities (other than any Dutch corporate Tax payable out of the Monthly Target Corporate Profit Amount and any tax for which Dutch FleetCo is liable to the appropriate tax authority in Spain);

(ii)	the fees, costs, charges, expenses and liabilities due and payable to its auditors and legal advisers in Germany; and

(iii)	the Dutch FleetCo Level German Advances Proportion of any Dutch FleetCo Dutch Expenses due and payable to the extent that the Monthly Target Corporate Profit Amount of Dutch FleetCo is insufficient to satisfy such Dutch FleetCo Dutch Expenses then due and payable;

(g)	seventhly, in payment or satisfaction, pari passu and pro rata, of the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer under the Servicing Agreement to which it is a party, provided that the Central Servicer’s appointment has not been terminated (whether in respect of the German Cash Management Services or otherwise) or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(h)	eighthly, in payment or satisfaction of interest due and payable in respect of the FleetCo German Facility Agreement;

(i)	ninthly, in payment or satisfaction of principal due and payable in respect of the FleetCo German Facility Agreement;

(j)	tenthly, in payment or satisfaction of any amounts due and payable by Dutch FleetCo to the German FleetCo Secured Creditors under the Transaction Documents to which it is party other than amounts paid in accordance with any paragraph above;

(k)	eleventhly, in payment or satisfaction of any amounts due and payable by Dutch FleetCo to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above) in an amount equal to the multiple of (A) the aggregate of such amounts due and payable and (B) the Dutch FleetCo Level German Advances Proportion; and

(l)	twelfthly, in payment of any excess to:

(i)	during the Revolving Period, Dutch FleetCo; and

(ii)	on and following the occurrence of the Scheduled Amortisation Commencement Date or the Rapid Amortisation Commencement Date, the Dutch FleetCo German Reserve Account.

For the purposes of this Dutch FleetCo German Pre-Enforcement Priority of Payments, in respect of any payment under paragraph (e)(ii) above which may only be made if directed by the FleetCo Security Agent, the Dutch FleetCo (or the Central Servicer on its behalf) and the Dutch FleetCo German Account Bank may not make such payment unless the FleetCo Security Agent has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with Clause 14.2 (Instructions to FleetCo Security Agent) of this Agreement.

Part 5 – FleetCo Pre-Enforcement Priority of Payments

Part C – Italian FleetCo Pre-Enforcement Priority of Payments

Italian FleetCo (or the Italian Servicer on its behalf) shall instruct the Italian FleetCo Account Bank to:

(A)	apply its FleetCo Available Funds in Italy on each Settlement Date; and

(B)	in the case of amounts which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of the FleetCo Available Funds in Italy (provided that that provisioned amounts are credited by Italian FleetCo on such Settlement Date into the reserve ledger in the Italian FleetCo Transaction Account and such provisioned amounts shall be excluded from the Country Asset Value for Italy), as follows, in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the amounts payable to the Issuer by way of Ongoing Issuer Fee in an amount equal to the multiple of:

A.	the amounts payable by the Issuer in paragraph (a) of Issuer Revolving Period Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments (as applicable); and

B.	the FleetCo Italian Advances Proportion; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Security Agent under the Italian FleetCo Deed of Charge and the FleetCo Italian Security Documents;

(b)	secondly, amounts payable to the Issuer by way of Ongoing Issuer Fee in amount equal to the multiple of:

A.	all amounts listed in paragraphs (i) to (iv) of the Ongoing Issuer Fee, excluding, in each case, the amounts in paragraph (a) of the relevant Issuer Priority of Payments; and

B.	the FleetCo Italian Advances Proportion;

(c)	thirdly, in payment or satisfaction of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Italian FleetCo Account Bank under the Italian Account Bank Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Italian Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Liquidation Agent under the Liquidation Agency Agreement in an amount equal to the multiple of (A) such fees, costs, charges, expenses and liabilities and (B) the FleetCo Italian Advances Proportion;

(d)	fourthly, to retain an amount equal to the FleetCo Monthly Target Corporate Profit Amount in respect of Italian FleetCo;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	during the Revolving Period, the amounts due and payable in respect of any Vehicle Purchasing Agreement to which it is a party or any supplemental agreement in respect of a Vehicle Purchasing Agreement to which it is party; and

(ii)	on or following the occurrence of the Scheduled Amortisation Commencement Date or the occurrence of the Rapid Amortisation Commencement Date, if directed by the FleetCo Security Agent the amounts due and payable in respect of any Vehicle Purchasing Agreement to which it is a party or any supplemental agreement in respect of a Vehicle Purchasing Agreement to which it is party;

(f)	sixthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	any Tax for which Italian FleetCo is primarily liable to the appropriate tax authorities (other than any corporate Tax and any regional productive activities Tax payable by the Italian FleetCo out of the Monthly Target Corporate Profit Amount in respect of Italian FleetCo); and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to its auditors and legal advisers;

(g)	seventhly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Italian Servicer under the Italian Servicing Agreement, provided that the Italian Servicer’s appointment has not been terminated or the Italian Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Italian Servicing Agreement; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(h)	eighthly, in payment or satisfaction of interest due and payable in respect of the FleetCo Italian Facility Agreement;

(i)	ninthly, in payment or satisfaction of principal due and payable in respect of the FleetCo Italian Facility Agreement;

(j)	tenthly, in payment or satisfaction of, any amounts due and payable to the Italian FleetCo Secured Creditors under the Transaction Documents to which it is party other than amounts paid in accordance with any paragraph above;

(k)	eleventhly, in payment or satisfaction of any interest or principal due and payable under the VAT Loan Agreement;

(l)	twelfthly, in payment or satisfaction of any amounts due and payable by Italian FleetCo to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above); and

(m)	thirteenthly, in payment of any excess to:

(i)	during the Revolving Period, Italian FleetCo; and

(ii)	on and following the occurrence of the Scheduled Amortisation Commencement Date or the Rapid Amortisation Commencement Date, the Italian FleetCo Reserve Account.

For the purposes of this Italian Pre-Enforcement Priority of Payments, in respect of any payment under paragraph (e)(ii) which may only be made if directed by the FleetCo Security Agent, Italian FleetCo (or its Italian Servicer on its behalf) and the Italian Account Bank may not make such payment unless the FleetCo Security Agent has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with Clause 14.2 (Instructions to FleetCo Security Agent) of this Agreement.

Part 6 – FleetCo Post-Enforcement Priority of Payments

Part A – Dutch FleetCo Spanish Post-Enforcement Priority of Payments

After delivery of a FleetCo Enforcement Notice in respect of Dutch FleetCo, Spanish Branch, the FleetCo Security Agent shall instruct the Dutch FleetCo Spanish Account Bank to apply all moneys received by the FleetCo Security Agent under the Transaction Documents in connection with the realisation or enforcement of the Dutch FleetCo Spanish Secured Property as follows (such order being the “Dutch FleetCo Spanish Post-Enforcement Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the amounts payable to the Issuer by way of Ongoing Issuer Fee in an amount equal to the multiple of:

A.	the amounts payable by the Issuer in paragraph (a) of Issuer Revolving Period Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments (as applicable); and

B.	the FleetCo Spanish Advances Proportion; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Security Agent under the Spanish FleetCo Deed of Charge and the FleetCo Spanish Security Documents;

(b)	secondly, amounts payable to the Issuer by way of Ongoing Issuer Fee in amount equal to the multiple of:

A.	all amounts listed in paragraphs (i) to (iv) of the Ongoing Issuer Fee excluding, in each case, the amounts in paragraph (a) of the relevant Issuer Priority of Payments, and

B.	the FleetCo Spanish Advances Proportion;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Dutch FleetCo Spanish Account Bank under the Spanish Account Bank Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Spanish Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Liquidation Agent under the Liquidation Agency Agreement in an amount equal to the multiple of (A) such fees, costs, charges, expenses and liabilities and (B) the FleetCo Spanish Advances Proportion;

(d)	fourthly, if directed by the FleetCo Security Agent, in payment or satisfaction of amounts due and payable in respect of any Vehicle Purchasing Agreement to which it is a party or any supplemental agreement in respect of a Vehicle Purchasing Agreement to which it is party;

(e)	fifthly, in payment or satisfaction of any Tax for which Dutch FleetCo, Spanish Branch is primarily liable to the appropriate tax authorities;

(f)	sixthly, if directed by the FleetCo Security Agent (or, if the delivery of a FleetCo Enforcement Notice is due to the exercise of the Spain Repayment Option, the relevant attorney appointed under the Spain TRO Power of Attorney), in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the auditors and legal advisers of Dutch FleetCo, Spanish Branch;

(ii)	the amount to retain the Monthly Target Corporate Profit Amount in respect of Dutch FleetCo, Spanish Branch; and

(iii)	the Dutch FleetCo Level Spanish Advances Proportion of any Dutch FleetCo Dutch Expenses due and payable to the extent that the Monthly Target Corporate Profit Amount of Dutch FleetCo is insufficient to satisfy such Dutch FleetCo Dutch Expenses;

(g)	seventhly, in payment or satisfaction of interest due and payable in respect of the FleetCo Spanish Facility Agreement;

(h)	eighthly, in payment or satisfaction of principal due and payable in respect of the FleetCo Spanish Facility Agreement;

(i)	ninthly, in payment or satisfaction of any amounts due and payable to the Spanish FleetCo Secured Creditors under the Transaction Documents to which it is party other than amounts paid in accordance with any paragraph above; and

(j)	tenthly, in payment of any excess to Dutch FleetCo, Spanish Branch.

For the purposes of this Dutch FleetCo Spanish Post-Enforcement Priority of Payments, in respect of any payment under paragraph (d) or paragraph (f) which may only be made if directed by the FleetCo Security Agent (or, if the delivery of a FleetCo Enforcement Notice is due to the exercise of the Spain Repayment Option, the relevant attorney appointed under the Spain TRO Power of Attorney), the Dutch FleetCo Spanish Account Bank may not make such payment unless the FleetCo Security Agent has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with Clause 14.2 (Instructions to FleetCo Security Agent) of this Agreement.

Part 6 – FleetCo Post-Enforcement Priority of Payments

Part B – Dutch FleetCo German Post-Enforcement Priority of Payments

After delivery of a FleetCo Enforcement Notice in respect of Dutch FleetCo, the FleetCo Security Agent shall instruct the Dutch FleetCo German Account Bank to apply all moneys received by the FleetCo Security Agent under the Transaction Documents in connection with the realisation or enforcement of the Dutch FleetCo German Secured Property as follows (such order being the “Dutch FleetCo German Post-Enforcement Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the amounts payable to the Issuer by way of Ongoing Issuer Fee in an amount equal to the multiple of:

A.	the amounts payable by the Issuer in paragraph (a) of Issuer Revolving Period Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Period Priority of Payments (as applicable); and

B.	the FleetCo German Advances Proportion; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Security Agent under the German FleetCo Deed of Charge and the FleetCo German Security Documents;

(b)	secondly, amounts payable to the Issuer by way of Ongoing Issuer Fee in amount equal to the multiple of:

A.	all amounts listed in paragraphs (i) to (iv) of the Ongoing Issuer Fee excluding, in each case, the amounts in paragraph (a) of the relevant Issuer Priority of Payments, and

B.	the FleetCo German Advances Proportion;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Dutch FleetCo German Account Bank under the German Account Bank Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo German Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Liquidation Agent under the Liquidation Agency Agreement in an amount equal to the multiple of (A) such fees, costs, charges, expenses and liabilities and (B) the FleetCo German Advances Proportion;

(d)	fourthly, if directed by the FleetCo Security Agent, in payment or satisfaction of amounts due and payable to the relevant Vehicle Manufacturer or Vehicle Dealer in respect of Dutch FleetCo’s Vehicle Fleet in Germany, the Master German Fleet Purchase Agreement, and, following the exercise of Dutch FleetCo’s put option right pursuant to any Vehicle Purchasing Agreement, any amounts due and payable in respect of such Vehicle Purchasing Agreement;

(e)	fifthly, in payment or satisfaction of any Tax for which Dutch FleetCo is primarily liable to the appropriate tax authorities;

(f)	sixthly, if directed by the FleetCo Security Agent, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the auditors and legal advisers of Dutch FleetCo;

(ii)	the amount to retain the Monthly Target Corporate Profit Amount in respect of Dutch FleetCo’s Vehicle Fleet in Germany; and

(iii)	the Dutch FleetCo Level German Advances Proportion of any Dutch FleetCo Dutch Expenses due and payable to the extent that the Monthly Target Corporate Profit Amount of Dutch FleetCo is insufficient to satisfy such Dutch FleetCo Dutch Expenses;

(g)	seventhly, in payment or satisfaction of interest due and payable in respect of the FleetCo German Facility Agreement;

(h)	eighthly, in payment or satisfaction of principal due and payable in respect of the FleetCo German Facility Agreement;

(i)	ninthly, in payment or satisfaction of any amounts due and payable to the German FleetCo Secured Creditors under the Transaction Documents to which it is party other than amounts paid in accordance with any paragraph above;

(j)	tenthly, in payment or satisfaction of any amounts due and payable to German Opco; and

(k)	eleventhly, in payment of any excess to Dutch FleetCo.

For the purposes of this Dutch FleetCo German Post-Enforcement Priority of Payments, in respect of any payment under paragraph (d) or paragraph (f) which may only be made if directed by the FleetCo Security Agent, the Dutch FleetCo German Account Bank may not make such payment unless the FleetCo Security Agent has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with Clause 14.2 (Instructions to FleetCo Security Agent) of this Agreement.

Part 6 – FleetCo Post-Enforcement Priority of Payments

Part C – Italian FleetCo Post-Enforcement Priority of Payments

After delivery of a FleetCo Enforcement Notice in respect of Italian FleetCo, the FleetCo Security Agent shall instruct the Italian FleetCo Account Bank to apply all moneys received by the FleetCo Security Agent under the Transaction Documents in connection with the realisation or enforcement of the Italian FleetCo Secured Property as follows (such order being the “Italian FleetCo Post-Enforcement Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)	firstly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the amounts payable to the Issuer by way of Ongoing Issuer Fee in an amount equal to the multiple of:

A.	the amounts in paragraph (a) of Issuer Revolving Period Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments (as applicable); and

B.	the FleetCo Italian Advances Proportion; and

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Security Agent under the Italian FleetCo Deed of Charge and the FleetCo Italian Security Documents;

(b)	secondly, amounts payable to the Issuer by way of Ongoing Issuer Fee in amount equal to the multiple of:

A.	all amounts listed in paragraphs (i) to (iv) of the Ongoing Issuer Fee excluding, in each case, the amounts in paragraph (a) of the relevant Issuer Priority of Payments, and

B.	the FleetCo Italian Advances Proportion;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Italian FleetCo Account Bank under the Italian Account Bank Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Italian Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Liquidation Agent under the Liquidation Agency Agreement in an amount equal to the multiple of (A) such fees, costs, charges, expenses and liabilities and (B) the FleetCo Italian Advances Proportion;

(d)	fourthly, if directed by the FleetCo Security Agent, in payment or satisfaction of amounts due and payable in respect of any Vehicle Purchasing Agreement to which it is a party or any supplemental agreement in respect of a Vehicle Purchasing Agreement to which it is party;

(e)	fifthly, any Tax for which Italian FleetCo is liable;

(f)	sixthly, if directed by the FleetCo Security Agent only, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the auditors and legal advisers of Italian FleetCo; and

(g)	seventhly, in payment or satisfaction of interest due and payable in respect of the FleetCo Italian Facility Agreement;

(h)	eighthly, in payment or satisfaction of principal due and payable in respect of the FleetCo Italian Facility Agreement;

(i)	ninthly, in payment or satisfaction of any amounts due and payable to the Italian FleetCo Secured Creditors under the Transaction Documents to which it is party other than amounts paid in accordance with any paragraph above;

(j)	tenthly, in payment or satisfaction of any amounts due and payable to the Italian VAT Lender under the VAT Loan Agreement;

(k)	tenthly, to retain the Monthly Target Corporate Profit Amount in respect of Italian FleetCo;

(l)	eleventhly, in payment of any excess to Italian FleetCo.

For the purposes of this Italian FleetCo Post-Enforcement Priority of Payments, in respect of any payment under paragraph (d) or paragraph (f) which may only be made if directed by the FleetCo Security Agent, the Italian Account Bank may not make such payment unless the FleetCo Security Agent has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with Clause 14.2 (Instructions to FleetCo Security Agent) of this Agreement.

Schedule 4

Events of Default

Part 1: Issuer Events of Default

Each of the following shall be an Issuer Event of Default:

1	Any Event of Default in respect of the Issuer;

2	Any FleetCo Event of Default;

3	Any Opco Event of Default;

4	Any Central Servicer Event of Default;

5	Any Parent Event of Default;

6	Any Finco Guarantor Event of Default;

7	Any Avis Europe Event of Default; and

8	Any Subordinated Lender Event of Default.

Part 2: FleetCo Events of Default

Each of the following shall be a FleetCo Event of Default:

1	Any Event of Default in respect of any FleetCo;

2	Any Issuer Event of Default;

3	Any Opco Event of Default;

4	Any Central Servicer Event of Default;

5	Any Parent Event of Default;

6	Any Finco Guarantor Event of Default;

7	Any Avis Europe Event of Default; and

8	Any Subordinated Lender Event of Default.

Part 3: Opco Events of Default

Each of the following shall be an Opco Event of Default:

1	Any Subordinated Lender Event of Default;

2	Any Parent Event of Default;

3	Any Finco Guarantor Event of Default;

4	Any Avis Europe Event of Default;

5	Any Issuer Event of Default;

6	Any FleetCo Event of Default;

7	Any Central Servicer Event of Default;

8	Any Event of Default in respect of Spanish Opco (a “Spanish Opco Event of Default”);

9	Any Event of Default in respect of Italian Opco (an “Italian Opco Event of Default”); and

10	Any Event of Default in respect of German Opco (a “German Opco Event of Default”).

Schedule 5

Amendments and Waiver Consent Requirements

1	Notwithstanding the provisions of Clause 24 (Consents, Amendments, Waivers and Modifications), the proposed determination, amendment, waiver, consent, modification, instruction or direction set out in paragraph 2 below shall not be effective unless the prior written consent of all the Qualifing Senior Noteholders has been received.

For the purposes of this Schedule 5, “Qualifing Senior Noteholders” means the Senior Noteholders whose proportion of the total of all the Senior Note Principal Amount Outstanding together aggregates 100 per cent.

2	Any determination, amendment to or modification to, or waiver under or in respect of, any term of this Agreement and/or any other Transaction Document or any instruction or direction under any Transaction Document relating to:

(a)	the nature or scope of the guarantee and indemnity granted under the Finco Payment Guarantee, the Avis Europe Payment Guarantee and/or the Parent Performance Guarantee and any terms of the Finco Payment Guarantee, Avis Europe Payment Guarantee and/or Parent Performance Guarantee (save where such amendments are technical amendments);

(b)	the release of any Security created pursuant to any Security Document or the release of any Security (except as provided in any Security Document);

(c)	any change to (i) clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) or clause 21.5 (Replacement Senior Noteholder) of the Issuer Note Issuance Facility Agreement or (ii) the Issuer Intercreditor Terms under this Agreement, in each case, which adversely affects any Senior Noteholder (save where such amendments are technical amendments);

(d)	a waiver of the issuance of or the release of any of Finco, the Parent or Avis Europe from any of its obligations pursuant to the Parent Performance Guarantee, the Finco Guarantee or the Avis Europe Guarantee (as applicable), other than as expressly provided for in Clause 14A.2.2 (Payments under the Finco Payment Guarantee and the Avis Europe Payment Guarantee);

(e)	any change to the definitions of Credit Enhancement Asset, Credit Enhancement Matrix, Credit Enhancement Required Amount, Issuer Borrowing Base Test, Senior Notes Maximum Amount, Combined Country Asset Value, Country Asset Value, Combined Eligible Country Asset Value, Country Asset Value Test, Eligible Vehicle or Rapid Amortisation Event in the Master Definitions Agreement or the defined terms used in such definitions;

(f)	any change to the definition of “Majority Senior Noteholders”;

(g)	an extension in the date of payment of any amount or a failure to make a payment of any amount under the Issuer Note Issuance Facility Agreement and/or the FleetCo Facility Agreements;

(h)	a reduction in any applicable margin, interest or reduction in the amount of any payment of principal, interest, fees or commission payable under the Issuer Note Issuance Facility Agreement and/or the FleetCo Facility Agreements;

(i)	any change of any of the borrowers under the Issuer Note Issuance Facility Agreement and/or the FleetCo Facility Agreements or any change of any of the guarantors under the Parent Performance Guarantee, the Finco Payment Guarantee and/or the Avis Europe Payment Guarantee;

(j)	a change to any provision in a Transaction Document which expressly requires the consent of all of the Senior Noteholders pursuant to such Transaction Document;

(k)	a change to any of the Issuer Priority of Payments or FleetCo Priority of Payments, in each case, which directly or indirectly adversely affects the ranking of amounts due and payable to the Senior Noteholders;

(l)	any increase in or extension of the Senior Noteholder Commitment under the Issuer Note Issuance Facility Agreement or the commitment of the Issuer under any FleetCo Facility Agreement;

(m)	a change or which would have the effect of changing the definitions of “Issuer Enforcement Notice”, “FleetCo Enforcement Notice”, “Acceleration Notice”, “Scheduled Amortisation Commencement Notice”, “Rapid Amortisation Notice”, “FleetCo Back-up Cash Manager Commencement Notice”, “Liquidation Agent Service Commencement Notice”, “Master Lease Termination Notice” or “Servicer Termination Notice” or the consequences of the delivery of any of such notice;

(n)	any change to the Scheduled Amortisation Commencement Date or the Expected Maturity Date; and

(o)	to the extent that the Senior Notes are not rated, or no longer rated, at least “A-” from Standard & Poor’s or Fitch, at least “A low” from DBRS and/or at least “A3” from Moody’s, a change which would have the effect of changing the definitions of “Concentration Limit”, “Excess Concentration Amount”, “Concentration Limit Order of Calculation” or “Relevant Excess Concentration Amount”.

Schedule 6

Forms of Accession Deed

Part 1 – Form of Accession Deed for Acceding Issuer Hedge Counterparties and

Acceding Subordinated Lenders

To:	CarFin Finance International Limited [Issuer Security Trustee] [Issuer Cash Manager]
Copy:	[Transaction Agent]
From:	Acceding [Issuer Hedge Counterparty/Subordinated Lender]
Dated:	[—]

Dear Sirs

1	We refer to the framework deed between, among others, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [—] (the “Framework Agreement”), the issuer deed of charge between, among others, the Issuer and the Issuer Security Trustee dated [—] (the “Issuer Deed of Charge”) and the master definitions agreement between, among others, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [—] (the “Master Definitions Agreement”).

2	This is an Accession Deed.

3	Terms defined in the Master Definitions Agreement shall have the same meaning in this Accession Deed.

4	[Name of acceding Issuer Hedge Counterparty/Subordinated Lender] agrees to become an [Acceding Issuer Hedge Counterparty/Acceding Subordinated Lender] and to be bound by and to benefit from the terms of the Framework Agreement and the Issuer Deed of Charge pursuant to Clause 11 (Additional Issuer Secured Creditors and accession of Liquidation Agent) of the Framework Agreement.

5	[Name of acceding Issuer Hedge Counterparty/Subordinated Lender] is a company duly incorporated under the laws of [name of relevant jurisdiction] and is a limited liability company and registered number [—].

6	[(In respect of an acceding Issuer Hedge Counterparty only) [Name of acceding Issuer Hedge Counterparty] has a rating by [S&P/Moody’s/Fitch/DBRS] of [—].]

7	[(In respect of an acceding Subordinated Lender only) [Name of acceding Subordinated Lender] is a member of the Avis Group and confirms that the [transfer/assignment] of the rights of the Subordinated Lender to [acceding Subordinated Lender] does not adversely affect the tax position of the Issuer.

8	[Name of acceding Issuer Hedge Counterparty/Subordinated Lender] administrative details are as follows:

Address:            [—]

Fax No.:	[—]
Email:	[—]
Attention:	[—]

9	This Accession Deed is an Issuer Transaction Document.

10	The Framework Agreement, the Issuer Deed of Charge, this Accession Deed and any non-contractual obligations arising out of or in connection with them are governed by English law.

EXECUTED and DELIVERED as a DEED by

[Name of acceding Issuer Hedge Counterparty/Subordinated Lender]

Authorised Signatory:

Authorised Signatory:

Part 2 – Form of Senior Noteholder Accession Deed

To:	CarFin Finance International Limited [Issuer Security Trustee] [Issuer Cash Manager] [Registrar] [existing Senior Noteholders]

Copy:	[Transaction Agent] [Central Servicer]

From:	[Acceding Senior Noteholder/Replacement Senior Noteholder]

Dated:	[—]

1	We refer to the framework deed between, among others, the Issuer, the Issuer Security Trustee, FleetCos and the FleetCo Security Agent dated [—] (the “Framework Agreement”), the Issuer Note Issuance Facility Agreement dated [—] between, among others, the Issuer, the Issuer Security Trustee and the Initial Senior Noteholders (the “Issuer Note Issuance Facility Agreement”), the issuer deed of charge between, among others, the Issuer and the Issuer Security Trustee dated [—] (the “Issuer Deed of Charge”) and the master definitions agreement between, among others, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [—] (the “Master Definitions Agreement”).

2	This is a Senior Noteholder Accession Deed.

3	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] of [address/ registered office] agrees to become [an Acceding Senior Noteholder]/[a Replacement Senior Noteholder] and to be bound as a Senior Noteholder by and to benefit from the terms of the Issuer Deed of Charge, the Issuer Note Issuance Facility Agreement, the Framework Agreement and the other Issuer Transaction Documents to which the Senior Noteholders are a party as a Senior Noteholder on and from [date] pursuant to Clause 11 (Additional Issuer Secured Creditors and accession of Liquidation Agent) of the Framework Agreement and Clause 21 (Changes to the Parties) of the Issuer Note Issuance Facility Agreement.

4	The administrative details of the [Acceding Senior Noteholder]/[Replacement Senior Noteholder] and the [Acceding Senior Noteholder]/[Replacement Senior Noteholder]’s Commitment for the purposes of the Issuer Note Issuance Facility Agreement, the Framework Agreement, the Issuer Deed of Charge and other Issuer Transaction Documents are set out in the Schedule hereto.

5	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges, represents and agrees that:

5.1

The Senior Notes or Senior Advances have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state of the United States or any other relevant jurisdiction, and the Issuer has not been and will not be registered as an investment company under the United States Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Senior Notes or Senior Advances may not be offered, sold, pledged or otherwise transferred except in accordance with the Issuer Note Issuance Facility Agreement;

5.2	If it is a person that is not a “U.S. Person” as defined in Regulation S under the Securities Act, then:

(i)	it is acquiring the Senior Notes or Senior Advances in reliance on the exemption from registration pursuant to Regulation S under the Securities Act;

(ii)	it is acquiring the Senior Notes or Senior Advances for its own account or for one or more accounts, each of which is a non-U.S. Person and as to each of which it exercises sole investment discretion;

(iii)	it will comply with the selling restrictions contained in Schedule 6 (Selling Restrictions) to the Issuer Note Issuance Facility Agreement;

(iv)	neither it nor any of its affiliates nor any person acting on its or its affiliates’ behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Senior Notes or Senior Advances;

5.3	If it is a “U.S. Person” as defined in Regulation S under the Securities Act, then:

(i)	it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is also a “qualified purchaser” (as defined in Section 2(a)(51) of the Investment Company Act and the rules and regulations thereunder), acquiring the Senior Notes or Senior Advances in reliance on an exemption from registration provided by the Securities Act;

(ii)	it is acquiring the Senior Notes or Senior Advances for its own account or for one or more accounts, each of which is a qualified institutional buyer that is also a qualified purchaser, and as to each of which it exercises sole investment discretion;

(iii)	neither it nor any of its affiliates nor any person acting on its or its affiliates’ behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) in connection with any offer or sale of Senior Notes or Senior Advances;

(iv)	it has not been formed for the purpose of investing in the Senior Notes or Senior Advances (unless each beneficial owner of such investment is both a qualified institutional buyer and a qualified purchaser);

5.4	It understands that the Senior Notes or Senior Advances are being sold to it pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. It has made its investment in the Senior Notes or Senior Advances for its own account for investment and not with a view to the offer, sale or distribution thereof, in whole or in part, and it shall not assign or transfer any of its rights or obligations thereunder or hereunder except in compliance with Clause 20 (Binding Effect) of the Issuer Note Issuance Facility Agreement to an Acceding Senior Noteholder who accedes to the Issuer Note Issuance Facility Agreement, the Framework Agreement and the Issuer Deed of Charge by duly executing a Senior Noteholder Accession Deed substantially in the form of this Senior Noteholder Accession Deed;

5.5	It has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investments in the Senior Notes or Senior Advances, and it is (and any accounts for which it is acting are, if applicable) able to bear the economic risk of its (or their, if applicable) investment;

5.6	It is not an entity that, immediately subsequent to its purchase or other acquisition of a beneficial interest in the Senior Notes or Senior Advances, will have invested more than 40 per cent. of its assets in beneficial interests in the Senior Notes or Senior Advances and/or in other securities of the Issuer (unless all of the beneficial owners of such entity’s securities are both qualified purchasers and qualified institutional buyers);

5.7	It is not, and is not acting on behalf of or with the assets of (and for so long as it is an Acceding Senior Noteholder/a Replacement Senior Noteholder will not be, and will not be acting on behalf of) (A) an “employee benefit plan” as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan described in section 4975 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or an entity that is deemed to hold the assets of any such plan pursuant to 29 C.F.R. Section 2510.3-101, which entity or plan is subject to section 406 of ERISA or Code section 4975, or (B) a governmental, church, or non-U.S. plan that is subject to any United States federal, state or local law that is similar to the prohibited transaction provisions of section 406 of ERISA or Code section 4975;

5.8	It has received adequate information concerning the Issuer and the Senior Notes or Senior Advances to make an informed investment decision with respect to its purchase of the Senior Notes or Senior Advances; and

5.9	It is a Qualifying Senior Noteholder.

6	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges that each of the Issuer and the Issuer Security Trustee reserves the right prior to any assignment or transfer of the Senior Notes or Senior Advances pursuant to the Issuer Note Issuance Facility Agreement to require the delivery of such certifications, legal opinions and other information as the Issuer or the Issuer Security Trustee may reasonably require to confirm that the proposed sale or other transfer complies with the foregoing restrictions.

7	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges and agrees that in the event that at any time the Issuer determines (or is notified by a person acting on behalf of the Issuer) that such Senior Noteholder was in breach, at the time given or deemed to be given, of any of the representations or agreements set forth above or otherwise determines that any transfer or other disposition of any Senior Notes or Senior Advances would, in the sole determination of the Issuer or the Issuer Security Trustee acting on behalf of the Issuer, require the Issuer to register as an “investment company” under the provisions of the Investment Company Act, such purchase or other transfer will be void ab initio and will not be honoured by the Issuer.

8

[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges that (i) it has been afforded an opportunity to request and to review, and has received, all information considered by it to be necessary in connection with its investment in the Issuer Note Issuance Facility Agreement, (ii) it has made its own independent investigation of the merits of the investment made by it herein and it has not relied on any other person or entity in connection with such investigation, (iii) no person has been authorised to give any information or to make any representation regarding the Senior notes or Senior Advances, and if given or made, any such information or representation should not be relied upon as having been authorised, and (iv) it has consulted its own business, legal and tax advisors for investment, legal and tax advice and as to the desirability and consequences of its investment in the Senior Notes or Senior Advances.

9	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] agrees to execute any relevant fee letter, as required, on or about the date of this Senior Noteholder Accession Deed.

10	This Senior Noteholder Accession Deed is an Issuer Transaction Document.

11	The Framework Agreement, the Issuer Note Issuance Facility Agreement, the Issuer Deed of Charge, this Senior Noteholder Accession Deed and any non-contractual obligations arising out of or in connection with them are governed by English law.

EXECUTED and DELIVERED as a DEED by [ACCEDING SENIOR NOTEHOLDER] /[REPLACEMENT SENIOR NOTEHOLDER] as [Acceding Senior Noteholder]/[Replacement Senior Noteholder ]
Authorised Signatory:
Authorised Signatory:

THE SCHEDULE

[ACCEDING SENIOR NOTEHOLDER]/[REPLACEMENT SENIOR NOTEHOLDER] COMMITMENT

[Acceding]/[Replacement] Senior Noteholder	Senior Noteholder Commitment (in Euro)
[Name]	[—]
[Name]	[—]

Administrative details of the [Acceding Senior Noteholder]/[Replacement Senior Noteholder]

[insert address for notices and payment details etc.]

Part 3 – Form of Accession Deed for Acceding Liquidation Agent

To:	CarFin Finance International Limited [Dutch FleetCo, Spanish Branch] [Dutch FleetCo] [Italian FleetCo] [Issuer Security Trustee] [FleetCo Security Agent]
Copy:	[Transaction Agent]
From:	[Name of acceding Liquidation Agent]
Dated:	[—]

Dear Sirs

1	We refer to the framework deed between, among others, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [—] (the “Framework Agreement”), each FleetCo deed of charge between, among others, the FleetCo and the FleetCo Security Trustee dated [—] (each, a “FleetCo Deed of Charge”) and the master definitions agreement between, among others, each FleetCo, the Issuer, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [—] (the “Master Definitions Agreement”).

2	This is an Accession Deed.

3	Terms defined in the Master Definitions Agreement shall have the same meaning in this Accession Deed.

4	[Name of acceding Liquidation Agent] agrees to become an [Acceding Liquidation Agent] and to be bound by and to benefit from the terms of the Framework Agreement and each FleetCo Deed of Charge pursuant to Clause 11 (Additional Issuer Secured Creditors and accession of Liquidation Agent) of the Framework Agreement.

5	[Name of acceding Liquidation Agent] is a company duly incorporated under the laws of [name of relevant jurisdiction] and is a limited liability company and registered number [—].

6	[Name of acceding Liquidation Agent]’s administrative details are as follows:

Address:	[—]
Fax No.:	[—]
Email:	[—]
Attention:	[—]

7	This Accession Deed is a FleetCo Transaction Document and an Issuer Transaction Document.

8	This Accession Deed and any non-contractual obligations arising out of or in connection with them are governed by English law.

EXECUTED and DELIVERED as a DEED by

[Name of acceding Liquidation Agent]

Authorised Signatory:

Authorised Signatory:

Schedule 7

Part 1 – Form of Issuer Compliance Certificate

To:	[Issuer Security Trustee]

Transaction Agent

[Date]

Dear Sirs

This certificate is delivered to you pursuant to Clause 13.2 (Delivery of Compliance Certificates on each Reporting Date) of the Framework Agreement] entered into between, among others, the Issuer, the Issuer Security Trustee and the Transaction Agent. All words and expressions defined in or incorporated the Framework Agreement referred to therein shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that, as at [—]:

(i)	[other than [—]]/ [we are in compliance with our obligations under the [Issuer Transaction Documents];

(ii)	the Issuer Borrowing Base Test is satisfied on the date hereof and will be satisfied on the immediately following Settlement Date; and

(iii)	no Potential Event of Default relating to an Issuer Event of Default and no Rapid Amortisation Event (in relation to itself) has occurred since the date of the last Issuer Compliance Certificate [(in the case of the first such certificate only), the date of the Issuer Note Issuance Facility Agreement and the date of satisfaction of the initial conditions precedent to the Issuer Note Issuance Facility Agreement)] which is continuing (or, if such is not the case, specifying the particulars of any such Potential Event of Default or Rapid Amortisation Event (in relation to itself)).

For and on behalf of

CarFin Finance International Limited as Issuer

Part 2 – Form of FleetCo Compliance Certificate

To:	[FleetCo Security Agent]

[Transaction Agent]

[Issuer]

[Issuer Security Trustee]

[Date]

Dear Sirs

This certificate is delivered to you pursuant to Clause 13.2 (Delivery of Compliance Certificates on each Reporting Date) of the Framework Agreement] entered into between, among others, the Issuer, the Issuer Security Trustee, Dutch FleetCo, Italian FleetCo, the FleetCo Security Agent and the Transaction Agent. All words and expressions defined or incorporated in the Framework Agreement referred to therein shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that, as at [—]:

(i)	that no Master Lease Termination Event and no Servicer Termination Event in relation to [Dutch/Italian] FleetCo has occurred and is continuing;

(ii)	that [Dutch/Italian] FleetCo is in compliance with its covenants and obligations under the Transaction Documents to which it is a party;

(iii)	that the Country Asset Value Test in respect of [Germany/Italy/Spain] is satisfied and will be satisfied following the drawdown of the FleetCo Advances under the FleetCo [German/Italian/Spanish] Facility Agreement; and

(iv)	no Potential Event of Default relating to a FleetCo Event of Default and no a Rapid Amortisation Event (in relation to itself) has occurred since the date of the last FleetCo Compliance Certificate [(in the case of the first such certificate only), the date of each FleetCo Facility Agreement and the date of satisfaction of the initial conditions precedent to each FleetCo Facility Agreement] which is continuing (or, if such is not the case, specifying the particulars of any such Potential Event of Default or Rapid Amortisation Event (in relation to itself)).

For and on behalf of

[Dutch/Italian FleetCo/Dutch FleetCo, Spanish Branch]

Part 3 – Form of Finco Compliance Certificate

To:	[FleetCo Security Agent]

[Issuer Security Trustee]

[Transaction Agent]

[Date]

Dear Sirs

This certificate is delivered to you pursuant to Clause 4.2.21(i) (Finco and Avis Europe Compliance Certificates) of the Framework Agreement] entered into between, among others, the Issuer, the Issuer Security Trustee, Dutch FleetCo, Italian FleetCo, the Central Servicer, each Opco and the Transaction Agent. All words and expressions defined or incorporated in the Framework Agreement referred to therein shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that, as at [—]:

(i)	[other than [—]]/ [we are in compliance with our obligations under the [Transaction Documents to which we are a party] ;

(ii)	no Potential Event of Default relating to a Central Servicer Event of Default, a Subordinated Lender Event of Default or a Finco Guarantor Event of Default, no Central Servicer Event of Default, no Subordinated Lender Event of Default and no Finco Guarantor Event of Default has occurred and is continuing.

For and on behalf of

[Finco]

Part 4 – Form of Avis Europe Compliance Certificate

To:	[Issuer Security Trustee]

[Transaction Agent]

[Date]

Dear Sirs

This certificate is delivered to you pursuant to Clause 4.2.21(ii) (Finco and Avis Europe Compliance Certificates) of the Framework Agreement entered into between, among others, the Issuer, the Issuer Security Trustee, Dutch FleetCo, Italian FleetCo, the FleetCo Security Agent, Avis Europe and the Transaction Agent. All words and expressions defined or incorporated in the Framework Agreement referred to therein shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that, as at [—]:

(i)	[other than [—]]/ [we are in compliance with our obligations under the [Transaction Documents to which we are a party]; and

(ii)	no Potential Event of Default relating to an Avis Europe Event of Default and no Avis Europe Event of Default has occurred and is continuing.

For and on behalf of

AVIS EUROPE

Schedule 8

Forms of Cash Management Reports

Part 1 – Form of Issuer Cash Management Report

Part 2 – Form of FleetCo Cash Management and Lease Report

Schedule 9

Form of Fleet Report

Part A

Part B

Schedule 10

Form of Central Servicer Reports

Part 1 – Form of Monthly Central Servicer Report

Part 2 – Form of Intra-Month Central Servicer Report

Schedule 11

Form of Investor Report

Schedule 12

Notice Details

Name of Party	Address and Notice Details
Issuer

CarFin Finance International Limited	Address:

Telephone:

Fax:

Email:

Attention:

Arranger and Transaction Agent

CACIB	Address:

Telephone:

Fax:

Email:

Attention:

Opcos, Servicers, Lessees and Cash Managers

Italian Opco and Italian Servicer

Avis Budget Italia S.p.A.	Address:

Telephone:

Fax:

Email:

Attention:
German Opco

Avis Budget Autovermietung GmbH&Co. KG	Address:

Telephone:

Fax:

Email:

Attention:

Name of Party	Address and Notice Details
Spanish Opco and Spanish Servicer

Avis Alquile en Coche S.A.	Address:

Telephone:

Fax:

Email:

Attention:

Finco and Central Servicer

Avis Finance Company Limited	Address:

Telephone:

Fax:

Email:

Attention:

Italian VAT Sharing Opco

Avis Budget Italia S.p.A.	Address:

Telephone:

Fax:

Email:

Attention:

Account Banks

Issuer Account Bank

Deutsche Bank AG, London branch	Telephone:

Fax:

Email:

Attention:

Dutch FleetCo Spanish Account Bank

Deutsche Bank S.A.E.	Telephone:

Fax:

Email:

Attention:

Name of Party	Address and Notice Details
Dutch FleetCo German Account Bank

Deutsche Bank AG	Telephone:

Fax:

Email:

Attention:

Italian FleetCo Account Bank

Deutsche Bank S.p.A.	Address:

Telephone:

Fax:

Email:

Attention:

Dutch FleetCo Spanish Account Bank Operator

Deutsche Bank AG, London branch	Telephone:

Fax:

Email:

Attention:

Dutch FleetCo German Account Bank Operator

Deutsche Bank AG, London branch	Telephone:

Fax:

Email:

Attention:

FleetCo Back-up Cash Managers

FleetCo Spanish Back-up Cash Manager

Deutsche Bank AG, London branch	Telephone:

Fax:

Email:

Attention:

Name of Party	Address and Notice Details
FleetCo Italian Back-up Cash Manager

Deutsche Bank AG, London branch	Telephone:

Fax:

Email:

Attention:

FleetCo German Back-up Cash Manager

Deutsche Bank AG, London branch	Telephone:

Fax:

Email:

Attention:

Subordinated Lender and Italian VAT Lender

Avis Finance Company Limited	Address:

Telephone:

Fax:

Email:

Attention:

Issuer Security Trustee

Deutsche Trustee Company Limited	Telephone:

Fax:

Email:

Attention:

Issuer Cash Manager

Deutsche Bank AG, London Branch	Address:

Telephone:

Fax:

Email:

Attention:

Name of Party	Address and Notice Details
FleetCo Security Agent

CACIB	Address:

Telephone:

Fax:

Email:

Attention:

Initial Senior Noteholders

Bank of America National Association, London Branch	Address:

Telephone:

Fax:

Email:

Attention:

CACIB	Address:

Telephone:

Fax:

Email:

Attention:

Deutsche Bank AG, London Branch	Address:

Telephone:

Fax:

Email:

Attention:

Address:

Telephone:

Fax:

Email:

Attention:

Name of Party	Address and Notice Details
Natixis	Address:

Postal Adress:

Telephone:

Fax:

Email:

Attention:

Scotiabank Europe plc

For payment and funding notices:	Address:

Telephone:

Fax:

Email:

Attention:

For credit notices:	Address:

Fax:

Email:

Attention:

Address:

Telephone:

Fax:

Email:

Attention:

For monthly borrowing base notices:	Email:

FleetCos

Dutch FleetCo

FinCar Fleet B.V.	Address:

Telephone:

Fax:

Name of Party	Address and Notice Details
Email:

Attention:

Italian FleetCo

Avis Budget Italia S.p.A. FleetCo. S.A.p.A.	Address:

Telephone:

Fax:

Email:

Attention:

Dutch FleetCo, Spanish Branch

Fincar Fleet B.V., Sucursal en España	Address:

Telephone:

Fax:

Email:

Attention:

Parent

Avis Budget Car Rental, LLC	Address:

Telephone:

Fax:

Email:

Attention:

Avis Europe

Avis Budget EMEA Limited	Address:

Telephone:

Fax:

Email:

Attention:

Issuer Corporate Services Provider and FleetCo Holdings Corporate Services Provider

Name of Party	Address and Notice Details

Structured Finance Management (Ireland) Limited	Address:

Telephone:

Fax:

Email:

Attention:

Dutch FleetCo Corporate Services Providers

Intertrust (Netherlands) B.V.	Address:

Telephone:

Fax:

Email:

Attention:

Vistra B.V.	Address:

Telephone:

Fax:

Email:

Attention:

Registrar

Deutsche Bank Luxembourg S.A.	Fax:

Attention:

Copy to:	Tel:

Fax:

E-mail:

Attention:

FleetCo Holdings

CarFin Finance Holdings Limited	Address:

Telephone:

Fax:

Email:

Attention:

Schedule 13

Form of Issuer Letter of Credit

Schedule 14

Forms of Drawdown Notices

Part A: Form of Senior Advance Drawdown Notice

To:	[—], [—], [—] and [—] (the “Senior Noteholders”)

Cc:	Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Deutsche Bank AG, London branch (as “Issuer Cash Manager”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Deutsche Bank Luxembourg S.A. (as “Registrar”)

[Each Senior Noteholder]

Avis Finance Company Limited (as “Central Servicer”)

Avis Finance Company Limited (as “Subordinated Lender”)

From:	CarFin Finance International Limited (as the “Issuer”)

[Date]

Dear Sirs

1	We refer to: (i) the Issuer Note Issuance Facility Agreement (the “Issuer Note Issuance Facility Agreement”) dated [—] and made between, among others, the Issuer and the Senior Noteholders and (ii) the Master Definitions Agreement dated [—] and made between, among others, the Issuer, the Senior Noteholders and the Transaction Agent (the “Master Definitions Agreement”).

2	Terms defined in the Master Definitions Agreement shall bear the same meaning in this Senior Advance Drawdown Notice.

By this notice, the Issuer gives the Transaction Agent notice that the Issuer requests the making of a Senior Advance pursuant to the Issuer Note Issuance Facility Agreement as follows:

Senior Advance A

Senior Advance Amount : [                    ]

Senior Advance Drawdown Date: [                    ]

Senior Advance Repayment Date: [                    ]

Senior Noteholder Allocation: [                    ]

	Amount	Commitment %
Senior Noteholder #1
Senior Noteholder #2
Senior Noteholder #3
Senior Noteholder #4
Total

Senior Advance B

Senior Advance Amount : [                    ]

Senior Advance Drawdown Date: [                    ]

Senior Advance Repayment Date: [                    ]

Senior Noteholder Allocation: [                    ]

	Amount	Commitment %
Senior Noteholder #1
Senior Noteholder #2
Senior Noteholder #3
Senior Noteholder #4
Total

3	We confirm that:

(i)	the Issuer Repeating Representations will be true and correct on the proposed Senior Advance Drawdown Date;

(ii)	we are in compliance with our obligations under the Issuer Transaction Documents; and

(iii)	no Potential Event of Default relating to an Issuer Event of Default, no Issuer Event of Default and no Rapid Amortisation Event has occurred.

4	This Senior Advance Drawdown Notice is irrevocable.

Yours faithfully,

for and on behalf of

CarFin Finance International Limited

Part B: Form of FleetCo Advance Drawdown Notice

To:	CarFin Finance International Limited (as the “Lender”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

Cc:	Deutsche Bank AG, London branch (as “Issuer Cash Manager”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Avis Finance Company Limited (as “Central Servicer”)

[Avis Budget Autovermietung GmbH & Co. KG (the “German Opco”)]

[Avis Budget Italia S.p.A. (the “Italian Opco”)]

[Avis Alquile un Coche S.A. (the “Spanish Opco”)]

From:	[Dutch FleetCo / Italian FleetCo / Dutch FleetCo, Spanish Branch]

[Date]

Dear Sirs

1	We refer to: (i) the [FleetCo Spanish Facility Agreement / FleetCo Italian Facility Agreement / FleetCo German Facility Agreement] dated [—] and made between, among others, the [Dutch FleetCo, Spanish Branch / Dutch FleetCo / Italian FleetCo] and the Lender (the “FleetCo Facility Agreement”) and (ii) the Master Definitions Agreement dated [—] and made between, among others, the Lender, the Senior Noteholders and the Transaction Agent (the “Master Definitions Agreement”).

2	Terms defined in the Master Definitions Agreement shall bear the same meaning in this FleetCo Advance Drawdown Notice.

By this notice, [[Dutch/Italian] FleetCo / Dutch FleetCo, Spanish Branch] gives the Lender notice that [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] requests the making of a FleetCo Advance pursuant to the FleetCo Facility Agreement as follows:

FleetCo Advance A

FleetCo Advance Amount : [                    ]

FleetCo Advance Drawdown Date: [                    ]

FleetCo Advance Repayment Date: [                    ]

FleetCo Advance B

FleetCo Advance Amount : [                    ]

FleetCo Advance Drawdown Date: [                    ]

FleetCo Advance Repayment Date: [                    ]

3	We confirm that:

(i)	the FleetCo Repeating Representations will be true and correct on the proposed FleetCo Advance Drawdown Date;

(ii)	we are in compliance with our obligations under the FleetCo Transaction Documents to which we are party; and

(iii)	no Potential Event of Default relating to [an Italian FleetCo Event of Default/a Dutch FleetCo Event of Default], no [Italian FleetCo Event of Default/Dutch FleetCo Event of Default] and no Rapid Amortisation Event (in respect of itself) has occurred.

4	This FleetCo Advance Drawdown Notice is irrevocable.

Yours faithfully,

for and on behalf of

[Dutch FleetCo / Italian FleetCo / Dutch FleetCo, Spanish Branch]

Schedule 15

Forms of Closing and Solvency Certificate

Part 1

Form of Issuer Closing and Solvency Certificate

CarFin Finance International Limited (the “Issuer”)

(incorporated as a private limited company under the laws of Ireland with registered number

463656 and having its registered office at 1 Grant’s Row, Lower Mount Street, Dublin 2, Ireland)

To:	Bank of America National Association, London Branch (as an “Initial Senior Noteholder”)

Crédit Agricole Corporate and Investment Bank (as an “Initial Senior Noteholder”)

Deutsche Bank AG, London Branch (as an “Initial Senior Noteholder”)

Natixis (as an “Initial Senior Noteholder”)

Scotiabank Europe plc (as an “Initial Senior Noteholder”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

[DATE]

Issuer Closing Certificate

1	Terms defined in a master definitions agreement (the “Master Definitions Agreement”) dated [—] and signed for the purpose of identification by, inter alios, the Issuer and the Initial Senior Noteholders shall bear the same meaning herein.

2	I, [—], am an Authorised Signatory of the Issuer and certify as at the date hereof:

(a)	no Potential Event of Default relating to an Issuer Event of Default and no Issuer Event of Default has occurred and is continuing;

(b)	since [the Signing Date] there has been no change or any development or event involving a prospective adverse change in the condition (financial or otherwise) of the Issuer which would have a material adverse effect on the ability of the Issuer to perform its payment obligations under the Issuer Note Issuance Facility Agreement, the Senior Notes and the Issuer Subordinated Note Facility Agreement;

(c)	there has been no event or the discovery of any fact making any of the representations and warranties given by the Issuer contained in Clause 3 (Representations and Warranties) of the Framework Agreement or any other Transaction Document to which it is party untrue, misleading or incorrect on the Initial Funding Date;

(d)	the Issuer is in compliance with its covenants and obligations under the Relevant Transaction Documents; and

(e)	each copy document relating to it (and attached hereto) is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Initial Funding Date.

For and on behalf of
CARFIN FINANCE INTERNATIONAL LIMITED

Authorised Signatory

Part 2

Form of Parent Closing and Solvency Certificate

Avis Budget Car Rental, LLC (the “Parent”)

(a Delaware limited liability company)

To:	Bank of America National Association, London Branch (as an “Initial Senior Noteholder”)

Crédit Agricole Corporate and Investment Bank (as an “Initial Senior Noteholder”)

Deutsche Bank AG, London Branch (as an “Initial Senior Noteholder”)

Natixis (as an “Initial Senior Noteholder”)

Scotiabank Europe plc (as an “Initial Senior Noteholder”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

[DATE]

Parent Closing Certificate

1	Unless otherwise defined herein or the context otherwise requires, terms defined in a master definitions agreement (the “Master Definitions Agreement”) dated [—] and entered into by, among others, the Parent and the Initial Senior Noteholders shall bear the same meaning herein.

2	I, [—], am an Authorised Signatory of Avis Budget Car Rental LLC and certify as at the date hereof:

(a)	no Potential Event of Default relating to a Parent Event of Default and no Parent Event of Default has occurred and is continuing;

(a)	the Parent has performed or satisfied all of the conditions precedent in relation to itself required to be performed or satisfied by it under the Transaction Documents on and as of the dates specified in such Transaction Documents;

(b)	since the Signing Date, there has been no event or the discovery of any fact making any of the representations and warranties given by the Parent contained in Clause 3 (Representations and Warranties) of the Framework Agreement untrue, misleading or incorrect on the Initial Funding Date; and

(c)	the Parent is in compliance with its covenants and obligations under the Framework Agreement or any other Transaction Document to which it is a party.

For and on behalf of
AVIS BUDGET CAR RENTAL, LLC

Authorised Signatory

Part 3

Form of Subordinated Lender Closing and Solvency Certificate

Avis Finance Company Limited (“Finco” and the “Central Servicer”)

(incorporated under the laws of England whose registered office is at Avis House, Park Road, Bracknell,

Berkshire RG12 2EW, registered under number 02123807)

To:	Bank of America National Association, London Branch (as an “Initial Senior Noteholder”)

Crédit Agricole Corporate and Investment Bank (as an “Initial Senior Noteholder”)

Deutsche Bank AG, London Branch (as an “Initial Senior Noteholder”)

Natixis (as an “Initial Senior Noteholder”)

Scotiabank Europe plc (as an “Initial Senior Noteholder”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

[DATE]

Finco Closing Certificate

1	Unless otherwise defined herein or the context otherwise requires, terms defined in a master definitions agreement (the “Master Definitions Agreement”) dated [—] and entered into by, among others, Finco and the Initial Senior Noteholders shall bear the same meaning herein.

2	I, [—], am an Authorised Signatory of Avis Finance Company Limited and certify as at the date hereof:

(i)	no Potential Event of Default relating to a Subordinated Lender Event of Default, a Central Servicer Event of Default or a Parent Event of Default. no Subordinated Lender Event of Default, no Central Servicer Event of Default and no Parent Event of Default has occurred and is continuing;

(ii)	since the Signing Date, there has been no change or any development or event involving a prospective adverse change in the condition (financial or otherwise) of Finco which would have a material adverse effect on the ability of Finco or the Central Servicer to perform its material obligations under the Transaction Documents to which Finco or the Central Servicer (as applicable) is a party; and

(iii)	Finco is in compliance with its covenants and obligations under the Transaction Documents to which Finco or the Central Servicer is a party.

For and on behalf of
AVIS FINANCE COMPANY LIMITED

Authorised Signatory

Part 4

Form of FleetCo Closing and Solvency Certificate

[Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch]

To:	Bank of America National Association, London Branch (as an “Initial Senior Noteholder”)

Crédit Agricole Corporate and Investment Bank (as an “Initial Senior Noteholder”)

Deutsche Bank AG, London Branch (as an “Initial Senior Noteholder”)

Natixis (as an “Initial Senior Noteholder”)

Scotiabank Europe plc (as an “Initial Senior Noteholder”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

[DATE]

[Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] Closing Certificate

1	Unless otherwise defined herein or the context otherwise requires, terms defined in a master definitions agreement (the “Master Definitions Agreement”) dated [—] and entered into by, among others, the Issuer and the Initial Senior Noteholders shall bear the same meaning herein.

2	I, [—], am an Authorised Signatory of [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] and certify and confirm as at the date hereof:

(a)	no Potential Event of Default relating to a FleetCo Event of Default in relation to [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] and no Fleetco Event of Default in relation to [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] has occurred and is continuing;

(b)	since the Signing Date, there has been no change or any development or event involving a prospective adverse change in the condition (financial or otherwise) of [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] which would have a material adverse effect on the ability of [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] to perform its payment obligations under the FleetCo [Spanish/German/Italian] Facility Agreement;

(c)	there has been no event or the discovery of any fact making any of the representations and warranties given by [Dutch FleetCo/Italian FleetCo] contained in Clause 3 (Representations and Warranties) of Framework Agreement and the other Transaction Documents to which [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] is a party untrue, misleading or incorrect on the Initial Funding Date;

(d)	[Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] is in compliance with its covenants and obligations under the Transaction Documents to which [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] is a party;

(e)	the borrowing or guaranteeing or securing, as appropriate, the total commitments would not cause any borrowing, guarantee, security or similar limit binding on

[Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] to be exceeded and would not cause a Default (which could result in a FleetCo Event of Default) to occur;

(f)	each copy document relating to [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] provided under paragraph 2 of Schedule 2, Part 1 of the Framework Agreement is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Initial Funding Date;

(g)	to the best of its knowledge and belief, the execution of the Transaction Documents by the [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] and all matters in connection therewith are being effected by [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch] in good faith and in connection with its business, and in its opinion there are reasonable grounds for believing that the transactions contemplated by the Transaction Documents and all related matters will benefit the [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch]; and

(h)	to the best of its knowledge and belief, [Dutch FleetCo/Italian FleetCo/Dutch FleetCo, Spanish Branch], in entering into the Transaction Documents to which it is a party, has not been influenced by a desire to prefer one creditor over any other creditor of [Dutch/Italian] FleetCo.

For and on behalf of

[DUTCH FLEETCO / ITALIAN FLEETCO / DUTCH FLEETCO, SPANISH BRANCH]

Authorised Signatory

Part 5

Form of Opco Closing and Solvency Certificate

[Spanish Opco/German Opco/Italian Opco]

To:	Bank of America National Association, London Branch (as an “Initial Senior Noteholder”)

Crédit Agricole Corporate and Investment Bank (as an “Initial Senior Noteholder”)

Deutsche Bank AG, London Branch (as an “Initial Senior Noteholder”)

Natixis (as an “Initial Senior Noteholder”)

Scotiabank Europe plc (as an “Initial Senior Noteholder”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

[DATE]

[Opco] Closing Certificate

1	Unless otherwise defined herein or the context otherwise requires, terms defined in a master definitions agreement (the “Master Definitions Agreement”) dated [—] and entered into by, among others, the Issuer and the Initial Senior Noteholders shall bear the same meaning herein.

2	I, [—], am an Authorised Signatory of [Spanish Opco/German Opco/Italian Opco] and certify as at the date hereof:

(a)	no Potential Event of Default relating to a [Spanish Opco/German Opco/Italian Opco] Event of Default and no Opco Event of Default relating to a [Spanish Opco/German Opco/Italian Opco] has occurred and is continuing;

(b)	no Master Lease Termination Event, no Potential Master Lease Termination Event, no Servicer Termination Event, no Potential Servicer Termination Event and no Opco Event of Default in relation to it has occurred and is continuing;

(c)

since the Signing Date, there has been no change or any development or event involving a prospective adverse change in the condition (financial or otherwise) of [Spanish Opco/German Opco/Italian Opco] which would have a material adverse effect on the ability of [Spanish Opco/German Opco/Italian Opco] to perform its payment obligations under the [Master Lease Agreement], other than any fact, event, change, circumstance or effect resulting from (A) general changes or developments (other than those resulting from acts of terrorism, war or armed hostilities) in the industries in which [Spanish Opco/German Opco/Italian Opco] operates or in the general economy, financial, banking, currency or capital markets, (B) normal seasonal changes in the results of operations of [Spanish Opco/German Opco/Italian Opco] (C) changes in accounting requirements or principles or any changes in applicable laws or interpretations thereof or (D) any failure in and of itself by [Spanish Opco/German Opco/Italian Opco] to meet any estimates of revenues or earnings or other financial performance for any period (it being agreed that the facts and circumstances giving rise to such failure may be taken into account in determining whether there has been a material adverse effect or material impairment), except in the case of paragraph (A) above, to the extent such changes referred to therein have a disproportionate adverse effect on [Spanish Opco/German Opco/Italian Opco], relative to other participants in the industry in which [Spanish Opco/German Opco/Italian Opco] operates provided that, for the purposes of this paragraph (A) the industries in which [Spanish Opco/German Opco/Italian Opco] operates shall be deemed to be the vehicle rental industry in [jurisdiction];

(d)	there has been no event or the discovery of any fact making any of the representations and warranties given by [Spanish Opco/German Opco/Italian Opco] contained in Clause [—] of the [Spanish/German/Italian Master Lease Agreement], Clause [—] of the [Spanish/German/Italian Servicing Agreement], Clause 3 (Representations and Warranties) of the Framework Agreement or other Transaction Documents to which it is a party untrue, misleading or incorrect on the Initial Funding Date;

(e)	[Spanish Opco/German Opco/Italian Opco] is in compliance with its covenants and obligations under the Transaction Documents to which it is a party;

(f)	to the best of its knowledge and belief, the execution of the Transaction Documents by the [Italian Opco/Spanish Opco/German Opco] and all matters in connection therewith are being effected by [Italian Opco/Spanish Opco/German Opco] in good faith and in connection with its business, and in its opinion there are reasonable grounds for believing that the transactions contemplated by the Transaction Documents and all related matters will benefit the [Italian Opco/Spanish Opco/German Opco]; and

(g)	to the best of its knowledge and belief, [Italian Opco/Spanish Opco/German Opco], in entering into the Transaction Documents to which it is a party, has not been influenced by a desire to prefer one creditor over any other creditor of [Italian Opco/Spanish Opco/German Opco].

For and on behalf of
[SPANISH/GERMAN/ITALIAN OPCO]

Authorised Signatory

Part 6

Form of Avis Europe Closing and Solvency Certificate

Avis Budget EMEA Limited (“Avis Europe”)

(incorporated under the laws of England whose registered office is at Avis House, Park Road,

Bracknell, Berkshire RG12 2EW, registered under number 03311438)

To:	Bank of America National Association, London Branch (as an “Initial Senior Noteholder”)

Crédit Agricole Corporate and Investment Bank (as an “Initial Senior Noteholder”)

Deutsche Bank AG, London Branch (as an “Initial Senior Noteholder”)

Natixis (as an “Initial Senior Noteholder”)

Scotiabank Europe plc (as an “Initial Senior Noteholder”)

Deutsche Trustee Company Limited (as “Issuer Security Trustee”)

Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”)

Crédit Agricole Corporate and Investment Bank (as “FleetCo Security Agent”)

[DATE]

Finco Closing Certificate

1	Unless otherwise defined herein or the context otherwise requires, terms defined in a master definitions agreement (the “Master Definitions Agreement”) dated [—] and entered into by, among others, the Issuer and the Initial Senior Noteholders shall bear the same meaning herein.

2	I, [—], am an Authorised Signatory of Avis Europe and certify as at the date hereof:

(i)	no Potential Event of Default relating to an Avis Europe Event of Default and no Avis Europe Event of Default has occurred and is continuing;

(ii)	since the Signing Date, there has been no change or any development or event involving a prospective adverse change in the condition (financial or otherwise) of Avis Europe which would have a material adverse effect on the ability of Avis Europe to perform its material obligations under the Transaction Documents to which Avis Europe is a party; and

(iii)	Avis Europe is in compliance with its covenants and obligations under the Transaction Documents to which Avis Europe is a party.

For and on behalf of
AVIS BUDGET EMEA LIMITED

Authorised Signatory

Schedule 16

Issuer Intercreditor Terms

1	Ranking and Priority

1.1	Issuer Debt

Unless expressly provided herein and subject to Schedule 3 (Priorities of Payments) of this Agreement, each of the Parties agrees that:

1.1.1	the Senior Issuer Debt shall rank in right and priority of payment pari passu and without preference between the Senior Noteholder Debt and the Issuer Hedging Debt; and

1.1.2	the Subordinated Debt: shall be subordinated to the Senior Issuer Debt.

1.2	Issuer Security

Each of the Parties agrees that the Issuer Security shall rank and secure the Senior Noteholder Debt and the Issuer Hedging Debt pari passu and without any preference between them (but only to the extent that such Issuer Security is expressed to secure such Issuer Debt).

2	Undertakings of the Issuer Secured Creditors

Each Issuer Secured Creditor (other than the Issuer Security Trustee) agrees that it will not:

(i)	permit or require the Issuer to discharge any of the Issuer Secured Liabilities owed to it, except to the extent and in the manner permitted under this Agreement and/or the relevant Issuer Transaction Document;

(ii)	without prejudice to the generality of paragraph (i) above, accelerate, or permit or require the Issuer to accelerate, cancel, pay, prepay, repay, redeem, purchase, terminate early or voluntarily terminate or otherwise acquire any of the Issuer Secured Liabilities, except to the extent and in the manner permitted by this Agreement, the Issuer Note Issuance Facility Agreement and/or the Issuer Security Documents;

(iii)	take, accept or receive the benefit of any Security Interest (other than any right of set-off permitted pursuant to paragraph (iv) below), guarantee, indemnity (except to the extent and in the manner permitted under this Agreement and/or the Issuer Security Documents and as further specified in the Issuer Transaction Documents this Agreement or other assurance against financial loss from the issuer in respect of any of the Issuer Secured Liabilities owed to it except pursuant to the Issuer Security created under the Issuer Security Documents;

(iv)	take, receive or recover from the Issuer by set off, any right of combination of accounts, proceedings of any kind or in any other manner whatsoever (save where permitted in paragraphs (i) to (iii) above) the whole or any part of the Issuer Secured Liabilities owed to it, except:

(a)	in respect of the Issuer Account Bank, to the extent permitted under the Issuer Account Bank Agreement;

(b)	to the extent permitted under paragraph 4.2 below; or

(c)	in accordance with the provisions of the this Agreement and/or the Issuer Note Issuance Facility Agreement and as further specified in the Issuer Transaction Documents; or

(v)	take any Enforcement Action in respect of the Issuer Security except in accordance with the provisions hereof and the Issuer Security Documents.

For the avoidance of doubt, nothing in this paragraph 2 (Undertakings of the Issuer Secured Creditors) shall affect the obligations of the Issuer towards the Issuer Secured Ceditors.

3	Senior Noteholders

3.1	Payment of Senior Noteholder Debt

The Issuer may make payments in respect of the Senior Noteholder Debt without the prior written consent of any person, in an aggregate amount at any time, to the extent permitted by the Issuer Transaction Documents.

3.2	Increase of principal: Senior Noteholders

The Senior Noteholders may from time to time (if permitted under the terms of the Issuer Note Issuance Facility Agreement) effect an increase in Total Senior Noteholder Commitment without the prior written consent of any person (except the parties as required under the Issuer Note Issuance Facility Agreement), and the amount of the increase of Total Senior Noteholder Commitment (together with interest, fees and commission on that amount) shall be treated as being part of the Senior Noteholder Debt.

4	Issuer Hedge Counterparties

4.1	Identity of Issuer Hedge Counterparties

No person providing hedging arrangements to the Issuer shall be entitled to share in any of the Issuer Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities arising in relation to those hedging arrangements, nor shall such liabilities be treated as Issuer Hedging Debt unless that person is or becomes a party to this Agreement as a Issuer Hedge Counterparty in accordance with Clause 11.2 (Acceding Issuer Hedge Counterparty) of this Agreement.

4.2	Payments of Issuer Hedging Debt

Subject to paragraph 4.3 below, the Issuer may make Payments to any Issuer Hedge Counterparty in respect of the Issuer Hedging Debt then due to that Hedge Counterparty under any Issuer Hedging Agreement in accordance with the terms of that Issuer Hedging Agreement:

(i)	if the Payment is a scheduled Payment arising under the relevant Issuer Hedging Agreement;

(ii)	to the extent that the Issuer’s obligation to make the Payment arises as a result of the operation of:

(a)	any of sections 2(d) (Deduction or Withholding for Tax), 2(e) (Default Interest; Other Amounts), 8(a) (Payment in the Contractual Currency), 8(b)

(Judgments) and 11 (Expenses) of the 1992 ISDA Master Agreement of that Issuer Hedging Agreement (if the Hedging Agreement is based on a 1992 ISDA Master Agreement);

(b)	any of sections 2(d) (Deduction or Withholding for Tax), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments), 9(h)(i) (Prior to Early Termination) and 11 (Expenses) of the 2002 ISDA Master Agreement of that Issuer Hedging Agreement (if the Issuer Hedging Agreement is based on a 2002 ISDA Master Agreement); or

(c)	any provision of an Issuer Hedging Agreement which is similar in meaning and effect to any provision listed in paragraphs (a) or (b) above (if the Issuer Hedging Agreement is not based on an ISDA Master Agreement);

(iii)	to the extent that no Default in respect of the Issuer is continuing at the time of that Payment;

(iv)	prior to the irrevocable and unconditional discharge in full of the Senior Noteholder Debt, the Majority Senior Noteholders and the Transaction Agent give prior consent to the Payment being made; or

(v)	in accordance with the applicable Termination Events (as defined in the relevant Issuer Hedging Agreement) and applicable Event of Default (as defined in the relevant Issuer Hedging Agreement) set out in the relevant Issuer Hedging Agreement.

4.3	Payment obligations continue

The Issuer shall not be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Issuer Transaction Document by the operation of this paragraph 4 (Issuer Hedge Counterparties) even if its obligation to make that Payment is restricted at any time by any of the terms of this paragraph 4 (Issuer Hedge Counterparties).

4.4	Restrictions on Enforcement of Issuer Security by Issuer Hedge Counterparties

Following the delivery of an Issuer Enforcement Notice by the Issuer Security Trustee to the Issuer, each Issuer Hedge Counterparty shall be entitled to exercise any right it may otherwise have in respect of the Issuer to:

(i)	prematurely close-out or terminate any Issuer Hedging Debt; or

(ii)	exercise any right of set-off or take or receive any Payment in respect of any Issuer Hedging Debt.

4.5	Required Enforcement: Issuer Hedge Counterparties

An Issuer Hedge Counterparty shall promptly terminate or close-out in full any hedging transaction under all or any of the Issuer Hedging Agreement to which it is a party prior to their stated maturity following the delivery of an Issuer Enforcement Notice by the Issuer Security Trustee to the Issuer.

4.6	Treatment of Payments due to the Issuer on termination of hedging transactions

4.6.1

If, on termination of any hedging transaction under any Issuer Hedging Agreement occurring after the delivery of an Issuer Enforcement Notice to the Issuer or the enforcement of the Issuer Security, a settlement amount or other amount (following the application of any Close-Out Netting or Payment Netting in respect of that Issuer Hedging Agreement) falls due from an Issuer Hedge Counterparty to the Issuer, then that amount shall be paid by that Issuer Hedge Counterparty to the Issuer Security Trustee, treated as the proceeds of enforcement of the Issuer Security and applied in accordance with the terms of this Agreement and the Issuer Security Documents.

4.6.2	The payment of that amount by the Issuer Hedge Counterparty to the Issuer Security Trustee in accordance with paragraph 4.6.1 above shall discharge the Issuer Hedge Counterparty’s obligation to pay that amount to the Issuer.

4.7	Designation of Issuer Transaction Documents

No Issuer Hedge Counterparty may designate a document an “Issuer Transaction Document” for the purposes of this Agreement and other Transaction Documents without the prior consent of the Transaction Agent (acting in accordance with Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent).

5	Subordinated Lenders

5.1	Identity of Subordinated Lenders

No person providing any Subordinated Debt to the Issuer shall be entitled to share in any of the Issuer Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities arising in relation to those such financing arrangements nor shall those liabilities be treated as Subordinated Debt unless that person is or becomes a party hereto as a Subordinated Lender in accordance with Clause 11.3 (Acceding Subordinated Lender) of the Framework Agreement.

5.2	Restrictions on Subordinated Debt

5.2.1	Until the Senior Issuer Discharge Date and subject to the Issuer Priority of Payments:

(i)	no Subordinated Lender shall take, demand or receive, and the Issuer shall not make, any payment, repayment or prepayment, redemption or acquisition of any principal, interest or other amount on or in respect of, or any distribution in respect of, or any redemption, purchase or defeasance of, any Subordinated Debt in cash or in kind, except as permitted by paragraph 5.3 (Permitted Subordinated Debt Payments);

(ii)	no Subordinated Lender shall apply any money or property in or towards discharge of, and the Issuer shall not redeem, purchase or defease, any Subordinated Debt, except as permitted by paragraph 5.3 (Permitted Subordinated Debt Payments);

(iii)	no Subordinated Lender shall, and the Issuer shall not exercise any set-off against any Subordinated Debt, except as permitted by the Issuer Subordinated Facility Agreement or by paragraph 5.3 (Permitted Subordinated Debt Payments);

(iv)	no Subordinated Lender shall permit to subsist or receive, and the Issuer shall not create or permit to subsist, any Security Interest, or any guarantee, indemnity or other assurance against loss, for, or in respect of, any Subordinated Debt other than the Issuer Security;

(v)	no Subordinated Lender shall, and the Issuer shall not take or omit to take any action whereby the ranking and/or subordination contemplated hereby may be impaired;

(vi)	no Subordinated Lender shall, and the Issuer shall not permit any Subordinated Debt to be evidenced by a negotiable instrument; and

(vii)	no Subordinated Lender shall convert any Subordinated Debt into shares of the Issuer; and

(viii)	notwithstanding the terms of any agreement under which Subordinated Debt is incurred, if there are insufficient Issuer Available Funds to satisfy all amounts due in respect of any Subordinated Debt (including, without limitation, any principal, interest and/or fees) then such amounts as remain unpaid on a due date will be deemed not to have fallen due for payment on the relevant date and the obligation to make such payment shall be suspended.

5.2.2	paragraph 5.2.1 above does not apply to any action taken with the prior written consent of the Issuer Security Trustee in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee).

5.3	Permitted Subordinated Debt Payments

5.3.1	Until the Senior Issuer Discharge Date and subject to paragraph 5.5 (Suspension of Permitted Subordinated Debt Payments), paragraph 6 (Turnover of Receipts), paragraph 8.1 (Effect on Insolvency) and the Issuer Priority of Payments, the Issuer may pay, and the relevant Subordinated Lender may receive and retain, including by way of set-off, payments in respect of any Subordinated Debt.

5.3.2	Notwithstanding the provisions in paragraph 5.2.1 and 5.3.1 above, following the (i) exercise of the Spain Repayment Option and (ii) the receipt of the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on its behalf) by the Transaction Agent, the Central Servicer and Finco in accordance with Clause 6.2.1(iii)(b), the Issuer shall pay to the Subordinated Lender any Disposal Proceeds it receives under the FleetCo Spanish Facility Agreement pursuant to the Issuer Spain TRO Declaration of Trust, regardless of whether an Issuer Event of Default has occurred. For the avoidance of doubt, paragraph 5.2.1 shall apply prior to the receipt of the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on its behalf) by the Transaction Agent, the Central Servicer and Finco in accordance with Clause 6.2.1(iii)(b).

5.3.3	At the time that the Italy Repayment Option and/or Spain Repayment Option is exercised ,the existing Subordinated Advances may be set-off against the amounts to be paid by the Subordinated Lender pursuant to Clauses 6.2.1 and 6.2.2 of the Framework Agreement.

5.4	Payment obligations continue

Neither the Issuer nor any Subordinated Lender shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any

Issuer Transaction Document by the operation of paragraphs 5.2 (Restrictions on Subordinated Debt) even if its obligation to make that Payment is restricted at any time by the terms of paragraph 5.2 (Restrictions on Subordinated Debt).

5.5	Suspension of Permitted Subordinated Debt Payments

Until the Senior Issuer Discharge Date and subject to paragraph 8.1 (Effect on Insolvency), the Issuer may not make, and no Subordinated Lender may receive, any Permitted Subordinated Debt Payment if an Issuer Event of Default or a Rapid Amortisation Event has occurred or would occur as a result of the relevant payment.

5.6	Restrictions on Enforcement of Issuer Security by the Subordinated Lenders

(i)	Until the Senior Issuer Discharge Date and without prejudice to paragraph 5.3 (Permitted Subordinated Debt Payments), no Subordinated Lender shall, except with the prior written consent of or as required by the Issuer Security Trustee (acting on instructions, the Transaction Agent itself acting in accordance with Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent)), take any Enforcement Action in relation to any Subordinated Debt.

(ii)	If required by the Issuer Security Trustee to take Enforcement Action, the Subordinated Lenders will promptly take the relevant Enforcement Action and apply any proceeds from that Enforcement Action in accordance with paragraph 6 (Turnover of Receipts).

5.7	Restrictions on Subrogation

Until the Senior Issuer Discharge Date, no Subordinated Lender shall, and the Issuer shall not, except with the prior written consent of the Issuer Security Trustee (acting on instructions, the Transaction Agent itself acting in accordance with Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent)), be subrogated to or entitled to exercise any right of any Senior Issuer Finance Party or any Security Interest or guarantee under any Issuer Security Document.

5.8	Designation of Transaction Documents

No Subordinated Lender may designate a document an “Transaction Document” for the purposes of the Framework Agreement and other Transaction Documents without the prior consent of the Issuer and the Transaction Agent.

6	Turnover of Receipts

6.1	Turnover by the Subordinated Lender

Until the Senior Issuer Discharge Date, if any Subordinated Lender receives or recovers any Subordinated Recoveries except for any Permitted Subordinated Debt Payment, that Subordinated Lender shall:

(i)	within three Business Days of the receipt or recovery, notify details of that receipt or recovery to the Issuer Security Trustee and the Transaction Agent;

(ii)

hold any such Subordinated Recovery received by it, up to the aggregate of all amounts which may be or become payable as Senior Issuer Debt, on trust for the Transaction Agent or following service of an Issuer Enforcement Notice, the Issuer Security Trustee, for application towards the relevant Senior Issuer Debt in accordance with the Issuer Transaction Documents; and

pay an amount equal to any such Subordinated Recovery (or, where the receipt or recovery is by way of discharge by set-off, an equivalent amount), up to the aggregate of all amounts which may be or become payable as the relevant Senior Issuer Debt, to the Transaction Agent or, following service of an Issuer Enforcement Notice the Issuer Security Trustee, for application towards the relevant Senior Issuer Debt in accordance with the Issuer Transaction Documents.

6.2	Non-creation of Security Interest

Nothing in this paragraph 6 (Turnover of Receipts) or any other provision hereof is intended to or shall create a Security Interest.

7	Redistribution

7.1	Recovering Creditor’s rights

7.1.1	Any amount paid by an Issuer Secured Creditor (other than the Issuer Security Trustee) (a “Recovering Creditor”) to the Issuer Security Trustee or the Transaction Agent under paragraph 8.1 (Effect on Insolvency) or paragraph 6 (Turnover of Receipts) shall be treated as having been paid by the Issuer and distributed to the Senior Issuer Finance Parties (each a “Sharing Creditor”) in accordance with the terms hereof.

7.1.2	On a distribution by the Transaction Agent or the Issuer Security Trustee under the preceding paragraph above of a Payment received by a Recovering Creditor from the Issuer, as between the Issuer and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid to the Transaction Agent or the Issuer Security Trustee (the “Shared Amount”) shall be treated as not having been paid by the Issuer.

7.2	Reversal of redistribution

7.2.1	If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable to the Issuer and is repaid by that Recovering Creditor to the Issuer, then:

(i)	each Sharing Creditor shall pay to the Transaction Agent (or following service of an Issuer Enforcement Notice the Issuer Security Trustee) for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)	as between the Issuer, each Recovering Creditor and each relevant Sharing Creditor, an amount equal to the relevant Redistributed Amount shall be treated as not having been paid by the Issuer.

7.3	The Issuer Security Trustee shall not be obliged to pay any Redistributed Amount to a Recovering Creditor under paragraph 7.2.1 above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Creditor and that it still has it in its possession.

7.4	Exclusions

Paragraph 7.1 (Recovering Creditor’s rights) and paragraph 7.2 (Reversal of redistribution) shall not apply to any receipt or recovery by way of Close-Out Netting by an Issuer Hedge Counterparty or Payment Netting by an Issuer Hedge Counterparty.

7.5	Permitted assurance and receipts

Nothing herein shall restrict the ability of any Issuer Secured Creditor to:

(i)	arrange with any person which is not a member of the Avis Group any assurance against loss in respect of, or reduction of its credit exposure to, the Issuer (including assurance by way of credit based derivative or sub-participation); or

(ii)	make any assignment or transfer which is permitted by the Framework Agreement; and

and that Issuer Secured Creditor shall not be obliged to account to any other Party for any sum received by it as a result of that action.

7.6	Sums received by the Issuer

If the Issuer receives or recovers any sum which, under the terms of any of the Issuer Transaction Documents, should have been paid to the Issuer Security Trustee or the Transaction Agent, the Issuer shall:

(i)	hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Transaction Agent or following service of an Issuer Enforcement Notice to the Issuer Security Trustee and promptly pay that amount to the Transaction Agent or, following service of an Issuer Enforcement Notice the Issuer Security Trustee, for application in accordance with the terms hereof and the Transaction Documents; and

(ii)	promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Transaction Agent or, following service of an Issuer Enforcement Notice the Issuer Security Trustee, for application in accordance with the terms hereof.

7.7	Saving provision

If, for any reason, any of the trusts expressed to be created in this paragraph 6 (Turnover of Receipts) should fail or be unenforceable, the affected Issuer Secured Creditor or the Issuer will promptly pay an amount equal to that receipt or recovery, net of the costs directly attributable to achieving that receipt or recovery, to the Transaction Agent or the Issuer Security Trustee as applicable for application in accordance with the terms hereof.

7.8	Non-creation of Security Interest

In the event of any Issuer Secured Creditor or the Issuer breaching the terms of paragraph 2(iii) and Clause 4.1.15 (No Security Interests) respectively, the Security Interest, guarantee or indemnity so granted or given shall be deemed to have been granted or given in favour of the Issuer Security Trustee to hold on the trusts created by this Agreement.

7.9	Deferral of Subrogation

7.9.1	No Issuer Secured Creditor or the Issuer may exercise any rights which it may have by reason of the performance by it of its obligations under the Issuer

Transaction Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Issuer Transaction Documents of any Issuer Secured Creditor which ranks ahead of it in accordance with the priorities set out in paragraph 1 (Ranking and Priority) until such time as all of the Liabilities owing to each prior ranking Issuer Secured Creditor (or, in the case of the Issuer, owing to each Issuer Secured Creditor) have been irrevocably paid in full.

7.9.2	No Subordinated Lender shall exercise any rights which it may have to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Issuer Transaction Documents of any other Issuer Secured Creditor until such time as all of the Liabilities owing to each other Issuer Secured Creditor have been irrevocably paid in full.

8	Instructions to Issuer Security Trustee and exercise of discretion

8.1	Subject to paragraph 8.3 below and without prejudice to Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee), the Issuer Security Trustee:

8.1.1	shall, subject to it being indemnified and/or secured and/or prefunded to its satisfaction, act, exercise any right, power, authority or discretion vested in it as Issuer Security Trustee (or refrain from acting, exercising any right, power, authority or discretion vested in it as Issuer Security Trustee) in accordance with any instructions given to it by:

(i)	prior to the irrevocable and unconditional discharge in full of the Senior Noteholder Debt, the Transaction Agent (acting on instructions given to it in accordance with Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent));

(ii)	upon and following the irrevocable and unconditional discharge in full of the Senior Noteholder Debt but prior to the irrevocable and unconditional discharge in full of the Issuer Hedging Debt, the Issuer Hedge Counterparties (provided that in the case of the occurrence of a Termination Event or an Event of Default (each as defined in the relevant Issuer Hedging Agreement) in respect of which an Issuer Hedge Counterparty is an Affected Party (as defined in the relevant Issuer Hedging Agreement) or the Defaulting Party), such Issuer Hedge Counterparty shall be excluded); and

(iii)	where all Issuer Hedge Counterparties are excluded under paragraph (ii) above or where the Senior Issuer Debt has been irrevocably and unconditionally discharged in full, the Subordinated Lender.

8.1.2	shall be entitled to assume (without liability to any person) that:

(a)	any instructions received by it from the Transaction Agent are duly given in accordance with the terms of the Transaction Documents and that the Transaction Agent has all authority and direction to give such instructions and the Issuer Security Trustee shall have no duty to verify whether or not the Transaction Agent has obtained instructions from the relevant portion of Senior Noteholders or other relevant Issuer Secured Creditors as the case may be; and

(b)	unless it has received actual notice of revocation, that those instructions or directions have not been revoked.

8.2	The Issuer Security Trustee shall be entitled to request instructions, or clarification of any direction, from the Transaction Agent (or, as the case may be, the other Issuer Secured Creditors) as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions under this Agreement or any other Transaction Document and the Issuer Security Trustee may refrain from acting unless and until those instructions or clarifications are received by it in form and substance satisfactory to it and shall have no liability to any person for any failure or delay in carrying out such instructions which may result.

8.3	Any instructions given to the Issuer Security Trustee by the Transaction Agent shall override any conflicting instructions given by any other Parties.

9	Effect on Insolvency

9.1	Payment of distributions

9.1.1	After the occurrence of an Insolvency Event in relation to the Issuer and delivery of an Issuer Enforcement Notice, any Party entitled to receive a distribution out of the assets of the Issuer in respect of Liabilities owed to that Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of the Issuer to pay that distribution to the Issuer Security Trustee until the Liabilities owing to the Issuer Secured Creditors have been paid in full.

9.1.2	The Issuer Security Trustee (or the Issuer Cash Manager on its behalf) shall apply distributions paid to it under the preceding paragraph in accordance with the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments.

9.2	Filing of claims

9.2.1	Following the occurrence of an Insolvency Event in respect of the Issuer and the delivery of an Issuer Enforcement Notice, until the Senior Issuer Discharge Date, the Issuer Security Trustee is (if directed by the Transaction Agent (itself directed by the requisite number of Senior Noteholders) and subject to the Issuer Security Trustee being indemnified and/or secured and/or prefunded to its satisfaction) hereby irrevocably authorised on behalf of the Subordinated Lender to:

(i)	demand, claim, enforce and prove for the Subordinated Debt;

(ii)	file claims and proofs, give receipts and take any proceedings in respect of filing such claims or proofs and do anything which the Issuer Security Trustee considers necessary or desirable to recover the Subordinated Debt; and

(iii)	receive all distributions of the Subordinated Debt for application towards the Senior Issuer Debt in accordance with the Issuer Transaction Documents.

9.2.2	If and to the extent that the Issuer Security Trustee is not entitled, or if so directed by the Transaction Agent (itself so directed by the requisite number of Senior Noteholders) elects not, to take any of the action mentioned in paragraph 9.2.1 above, each Subordinated Lender shall do so.

9.3	Distributions to Subordinated Lender

Following the occurrence of an Insolvency Event in respect of the Issuer and delivery of an Issuer Enforcement Notice, until the Senior Issuer Discharge Date, the Subordinated Lender shall:

(i)	hold all Recoveries, up to the aggregate of all amounts which may be or become payable as Senior Issuer Debt, received by it in respect of the Subordinated Debt on trust for the Issuer Security Trustee for application towards the Senior Issuer Debt in accordance with the Issuer Transaction Documents;

(ii)	pay an amount equal to any Recoveries received by it (or, where the receipt or recovery is by way of discharge by set-off, an equivalent amount), up to the aggregate of all amounts which may be or become payable as Senior Issuer Debt, in respect of the Subordinated Debt to the Issuer Security Trustee for application towards the Senior Issuer Debt in accordance with the Issuer Transaction Documents;

(iii)	promptly direct the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of the Issuer or their proceeds to pay distributions in respect of the Subordinated Debt directly to the Issuer Security Trustee; and

(iv)	promptly undertake any action requested by the Issuer Security Trustee to give effect to this paragraph 9.3 (Distributions to Subordinated Lender).

9.4	Set-Off

9.4.1	Subject to paragraph 9.4.2 below, to the extent that the Issuer’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in respect of the Issuer, any Issuer Secured Creditor which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Issuer Security Trustee for application in accordance with the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments.

9.4.2	Paragraph 9.4.1 above shall not apply to:

(i)	any Close-Out Netting by an Issuer Hedge Counterparty;

(ii)	any Payment Netting by an Issuer Hedge Counterparty; and

(iii)	following the receipt of the TRO Proceeds Confirmation from the Issuer (or the Issuer Cash Manager on its behalf) by the Transaction Agent, the Central Servicer and Finco n accordance with Clause 6.2.1(iii)(b), payments by the Issuer to the Subordinated Lender of any Disposal Proceeds it receives under the FleetCo Spanish Facility Agreement pursuant to the Issuer Spain TRO Declaration of Trust.

9.5	Non-cash distributions

Subject to the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payment, if the Issuer Security Trustee or any other Issuer Secured Creditor receives a distribution in a form other than in cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

9.6	Issuer Secured Creditors’ actions

Each Issuer Secured Creditor shall:

(i)	do all things that the Issuer Security Trustee (acting in accordance with paragraph 9.7 (Issuer Security Trustee instructions)) requests in order to give effect to this paragraph 9 (Effect on Insolvency); and

(ii)	if the Issuer Security Trustee is not entitled to take any of the actions contemplated by this paragraph 9 (Effect on Insolvency) or if the Issuer Security Trustee (acting in accordance with paragraph 9.7 (Issuer Security Trustee instructions)) requests that an Issuer Secured Creditor take that action, undertake that action itself in accordance with the instructions of the Issuer Security Trustee (acting in accordance with paragraph 9.7 (Issuer Security Trustee instructions)).

9.7	Issuer Security Trustee instructions

For the purposes of paragraph 9.2 (Filing of claims) and paragraph 9.6 (Issuer Secured Creditors’ actions) the Issuer Security Trustee shall act only on the instructions of the Transaction Agent under paragraph 10.1 (Enforcement Instructions) or paragraph 10.2 (Manner of enforcement).

10	Enforcement of Issuer Security by the Issuer Security Trustee

10.1	Enforcement Instructions

10.1.1	The Issuer Security Trustee shall only enforce the Issuer Security if instructed pursuant to and in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and provided that is indemnified and/or secured and/or prefunded to its satisfaction.

10.1.2	Subject to the Issuer Security having become enforceable in accordance with its terms, the Transaction Agent (as directed in accordance with Clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent)) (or, as the case may be, the other relevant Issuer Secured Creditors) may give or refrain from giving instructions to the Issuer Security Trustee to enforce or refrain from enforcing the Issuer Security as it sees fit.

10.1.3	The Issuer Security Trustee is entitled to rely on and comply with instructions given in accordance with this paragraph 10.1 (Enforcement Instructions) but shall have no obligation to take any action, step or proceeding under this paragraph 10 (Enforcement of Issuer Security by the Issuer Security Trustee) unless it has been instructed pursuant to and in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) and has been indemnified and/or secured and/or prefunded to its satisfaction.

10.1.4	The Issuer Security Trustee shall have no duty to verify any instructions received pursuant to this paragraph 10 (Enforcement of Issuer Security) or determine whether or not the Transaction Agent (or, as the case may be, the other relevant Issuer Secured Creditors) has obtained the Instructions of the relevant portion of Senior Noteholders and shall have no liability to any person for not so doing.

10.2	Manner of enforcement

If the Issuer Security is being enforced pursuant to paragraph 10.1 (Enforcement Instructions), the Issuer Security Trustee shall enforce the Issuer Security in such manner (including, without limitation, the selection of any administrator of the Issuer to be appointed by the Issuer Security Trustee acting pursuant to and in accordance with Clause 24.3 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee)).

10.3	Waiver of rights

To the extent permitted under applicable law and subject to paragraph 10.1 (Enforcement Instructions), paragraph 10.2 (Manner of enforcement) and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payment, each of the Issuer Secured Creditors and the Issuer waives all rights it may otherwise have to require that the Issuer Security be enforced in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Issuer Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Issuer Secured Liabilities is so applied.

11	Failure of Trusts

(i)	If any trust intended to arise pursuant to paragraph 6 (Turnover of Receipts), paragraph 7.1 (Recovering Creditor’s Rights), paragraph 7.2 (Reversal of redistribution) or paragraph 9.3 (Distributions to Subordinated Lender) fails or for any reason (including the laws of any jurisdiction in which any assets, moneys, payments or distributions may be situated) cannot be given effect to, the relevant Party will pay to the Issuer Security Trustee or the Transaction Agent (as applicable) for application in accordance towards the Senior Issuer Debt in accordance with the Issuer Transaction Documents an amount equal to the amount (or the value of the relevant assets) intended to be so held on trust for the Issuer Security Trustee or the Transaction Agent (as applicable).

(ii)	If a Party is obliged to pay any amount to the Issuer Security Trustee or the Transaction Agent (as applicable) in accordance with paragraph 6 (Turnover of Receipts), paragraph 7.1 (Recovering Creditor’s Rights), paragraph 7.2 (Reversal of redistribution) or paragraph 9 (Effect on Insolvency):

(a)	the Issuer shall indemnify that Party (to the extent of its liability for the relevant amount so paid) for any costs, liabilities and expenses incurred by it as a result of it having to make that payment;

(b)	the relevant Issuer Debt in respect of which a Party made that payment to the Issuer Security Trustee or the Transaction Agent (as applicable) will be deemed not to have been reduced or discharged in any way or to any extent by the relevant payment, distribution, proceeds or other discharge; and

(c)	if and to the extent that the preceding provisions of this paragraph are held not to be effective to re-instate the amount of the relevant payment, distribution, proceeds or other discharge of the relevant Issuer Debt, the Issuer shall fully indemnify that Party (to the extent of its liability for the relevant amount so paid) for the relevant amount upon demand.

12	Protection of Subordination

12.1	Continuing subordination

The subordination provisions herein shall remain in full force and effect by way of continuing subordination and shall not be affected in any way by any intermediate payment or discharge in whole or in part of any Issuer Debt.

12.2	Waiver of defences

Neither the subordination herein nor the obligations of any Senior Issuer Finance Party, Subordinated Lender or the Issuer shall be affected in any way by an act, omission, matter or thing which, but for this paragraph 12 (Protection of Subordination), would reduce, release or prejudice the subordination or any of those obligations in whole or in part, (without limitation and whether or not known to any Senior Issuer Finance Party, Subordinated Lender, the Issuer or any other person) including:

(i)	any time, waiver or consent granted to, or composition with, any person;

(ii)	the release of any person under the terms of any composition or arrangement with any creditor of any person;

(iii)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(iv)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(v)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Issuer Transaction Document or any other Issuer Transaction Document or security, including without limitation any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Issuer Transaction Document or other document or security;

(vi)	any unenforceability, illegality or invalidity of any obligation of any person under any Issuer Transaction Document or any other document or security;

(vii)	any insolvency or similar proceedings; or

(viii)	any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any person under any Issuer Transaction Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order.

12.3	Immediate recourse

Each Subordinated Lender and the Issuer waive any right it may have of first requiring any Issuer Security Trustee (or any trustee or agent on behalf of any of them) or any other Issuer Secured Creditor to proceed against or enforce any other right or Issuer Security or claim payment from any person before claiming the benefit hereof. This waiver applies irrespective of any law or any provision of the Issuer Subordinated Facility Agreement to the contrary.

12.4	Deferral of Subordinated Lenders’ rights

Unless the Issuer Security Trustee otherwise directs, no Subordinated Lender shall exercise any rights which it may have by reason of performance by it of its obligations hereunder or the Issuer Subordinated Facility Agreement:

(i)	to be indemnified by the Issuer other than pursuant to any increased costs or tax gross-up provisions provided that a Default has not occurred and will not occur as a result of such indemnity;

(ii)	to claim any contribution from any guarantor of the Issuer’s obligations under the Issuer Transaction Documents; and/or

(iii)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Senior Issuer Finance Parties under the Issuer Transaction Documents or of any other guarantee or security taken pursuant to, or in connection with, the Issuer Transaction Documents by any Senior Issuer Finance Party.

12.5	Discharge

Each Subordinated Lender and the Issuer hereby irrevocably waives any right to appropriate any payments to, or other sum received, recovered or held by, any Issuer Security Trustee or any other Senior Issuer Finance Party in or towards discharge of a particular part of the Senior Issuer Debt and agrees that the Issuer Security Trustee shall have the exclusive right to appropriate any such payment or other sum in accordance herewith.

12.6	Application

The provisions of this paragraph 12 (Protection of Subordination) shall not apply after the Senior Issuer Discharge Date.

13	Preservation of Debt

13.1	Preservation of Subordinated Debt

Notwithstanding any term hereof postponing, subordinating or preventing the payment of all or any part of the Subordinated Debt, the relevant Subordinated Debt shall, as between the Issuer and the Subordinated Lenders, be deemed to remain owing or due and payable (and interest, default interest or indemnity payments shall continue to accrue) in accordance with the relevant Issuer Transaction Documents.

13.2	No liability

Until the Senior Issuer Discharge Date, no Senior Issuer Finance Party shall be liable to any Subordinated Lender for:

(i)	the manner of exercise or any non-exercise of its rights, remedies, powers, authorities or discretions hereunder; or

(ii)	any failure to collect or preserve any Issuer Debt or delay in doing so.

14	Information

14.1	Defaults

Each Issuer Secured Creditor shall promptly notify the Transaction Agent and the Issuer Security Trustee of the occurrence of an Event of Default or Potential Event of Default (however described, including any termination event) under or breach of the Issuer Note Issuance Facility Agreement, the relevant Issuer Hedging Agreement, the Issuer Subordinated Facility Agreement (as applicable), in each case, of which it has actual knowledge.

14.2	Amounts of Issuer Debt

Each Issuer Secured Creditor shall, on reasonable request by any of the others or the Issuer Security Trustee from time to time, notify the others and the Issuer Security Trustee of details of the amount of its outstanding Issuer Debt and the Issuer Security Trustee shall rely on such notification without liability to any person.

14.3	Discharge of Issuer Debt

No Party shall be required to amend or give any waiver or consent under any provision hereof after the date on which its Issuer Debt has been fully and irrevocably paid or discharged and all commitments of that Party in respect of its Issuer Debt have expired or been cancelled.

15	Preservation

15.1	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Senior Issuer Finance Party, any Subordinated Lender or the Transaction Agent any right or remedy hereunder shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law.

15.2	Priorities not affected

Except as otherwise provided hereunder, the priorities referred to in paragraph 1 (Ranking and Priority) will:

(i)	not be affected by any reduction or increase in the principal amount secured by the Issuer Security in respect of the Senior Issuer Debt or by any intermediate reduction or increase in, amendment or variation to any of the Issuer Transaction Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(ii)	apply regardless of the order in which or dates upon which this Agreement and the other Issuer Transaction Documents are executed or registered or notice of them is given to any person; and

(iii)	secure the Senior Issuer Debt in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

Schedule 17

Vehicle Manufacturer Group Table

[REDACTED]

Execution Page

Issuer

SIGNED by a duly authorised attorney of

CARFIN FINANCE INTERNATIONAL LIMITED

By:	/s/ Karen McCrave
Name:	Karen McCrave
Title:	Authorized Signatory Attorney at Fact

Transaction Agent and Arranger

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

Issuer Security Trustee

DEUTSCHE TRUSTEE COMPANY LIMITED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Associate Director

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Associate Director

FleetCo Security Agent

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

The Opcos

AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Opco)

By:	/s/ Benno Gassner
Name:	Benno Gassner
Title:	Finance Director

AVIS BUDGET ITALIA S.P.A. (as Italian Opco)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

AVIS BUDGET ITALIA S.P.A. (as VAT Sharing Italian Opco)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

AVIS ALQUILE UN COCHE S.A. (as Spanish Opco)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	Managing Director

The Servicers

AVIS ALQUILE UN COCHE S.A. (as Spanish Servicer)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	Managing Director

AVIS FINANCE COMPANY LIMITED (as Central Servicer)

By:	/s/ Stuart Fillingham	By:	/s/ Judith Nicholson
Name:	Stuart Fillingham	Name:	Judith Nicholson
Title:	Director	Title:	Company Secretary

AVIS BUDGET ITALIA S.P.A. (as Italian Servicer)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

The Lessees

AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Lessee)

By:	/s/ Benno Gassner
Name:	Benno Gassner
Title:	Director Finance

AVIS BUDGET ITALIA S.P.A. (as Italian Lessee)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

AVIS ALQUILE UN COCHE S.A. (as Spanish Lessee)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	Managing Director

FleetCo Holdings

SIGNED by a duly authorised attorney of

CARFIN FINANCE HOLDINGS LIMITED

By:	/s/ Jonathan Hanly
Name:	Jonathan Hanly
Title:	Authorised Signatory Attorney at Fact

The FleetCos

FINCAR FLEET B.V. (as Dutch FleetCo)

By:	/s/ P.D. Haverkamp Idema
Name:	P.D. Haverkamp Idema
Title:	Managing Director Managaing Director/Proxyholder A

By:	/s/ J.J. van Ginkel
Name:	J.J. van Ginkel
Title:	Managing Director/Proxyholder B

FINCAR FLEET B.V., SUCURSAL EN ESPAÑA (as Dutch FleetCo, Spanish Branch)

By:	/s/ Beatriz Diez Arranz
Name:	Beatriz Diez Arranz
Title:	Dutch FleetCo, Spanish Branch representative

AVIS BUDGET ITALIA S.P.A. FLEET CO. S.A.P.A. (as Italian FleetCo)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

Parent

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ David B. Wyshner
Name:	David B. Wyshner
Title:	Senior Executive Vice President and Chief Financial Officer

Finco, Italian VAT Lender and the Subordinated Lender

AVIS FINANCE COMPANY LIMITED

By:	/s/ Stuart Fillingham	By:	/s/ Judith Nicholson
Name:	Stuart Fillingham	Name:	Judith Nicholson
Title:	Director	Title:	Company Secretary

Avis Europe

AVIS BUDGET EMEA LIMITED

By:	/s/ Martyn Smith	By:	/s/ Judith Nicholson
Name:	Martyn Smith	Name:	Judith Nicholson
Title:	Director	Title:	Company Secretary

The Account Banks

DEUTSCHE BANK AG, LONDON BRANCH (as Issuer Account Bank)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK S.A.E. (as Dutch FleetCo Spanish Account Bank)

By:	/s/ Thomas Steinmann
Name:	Thomas Steinmann
Title:

By:	/s/ Javier Di Girolamo
Name:	Javier Di Girolamo
Title:

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Spanish Account Bank Operator)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK S.P.A. (as Italian FleetCo Account Bank)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Attorney

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Attorney

DEUTSCHE BANK AG (as Dutch FleetCo German Account Bank)

By:	/s/ Vivien Wichmann
Name:	Vivien Wichmann
Title:

By:	/s/ Stephan Moeller
Name:	Stephan Moeller
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo German Account Bank Operator)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The FleetCo Back-up Cash Managers

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo German Back-up Cash Manager)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Italian Back-up Cash Manager)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Spanish Back-up Cash Manager)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The Initial Senior Noteholders

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (as an Initial Senior Noteholder)

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

DEUTSCHE BANK AG, LONDON BRANCH (as an Initial Senior Noteholder)

By:	/s/ Nadine Resha
Name:	Nadine Resha
Title:

By:	/s/ Varun Khanna
Name:	Varun Khanna
Title:	Director

NATIXIS (as an Initial Senior Noteholder)

By:	/s/ Emmanuel Lefort
Name:	Emmanuel Lefort
Title:	Head of GSCS Europe

SCOTIABANK EUROPE PLC (as an Initial Senior Noteholder)

By:	/s/ John O’Connor
Name:	John O’Connor
Title:	Head of Credit Administration

By:	/s/ Steve Caller
Name:	Steve Caller
Title:	Manager, Credit Administration

For and on behalf of

BANK OF AMERICA NATIONAL ASSOCIATION, LONDON BRANCH

(as an Initial Senior Noteholder)

By:	/s/ Matthias Baltes

Authorised signatory:	Matthias Baltes

The Corporate Services Providers

INTERTRUST (NETHERLANDS) B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ P. D. Haverkamp Idema
Name:	P. D. Haverkamp Idema
Title:	Proxyholder

By:	/s/ S.M. al Hamami
Name:	S.M. al Hamami
Title:	Proxyholder

VISTRA B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ J.J. van Ginkel
Name:	J.J. van Ginkel
Title:	Director

By:	/s/ B. W. de Sonnaville
Name:	B. W. de Sonnaville
Title:	Proxyholder

STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (as Issuer Corporate Services

Provider and FleetCo Holdings Corporate Services Provider)

By:	/s/ Lisa O’ Sullivan
Name:	Lisa O’Sullivan
Title:	Authorised Signatory Attorney at Fact

Registrar

DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Attorney

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Attorney